Exhibit 10.1

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

AIR TRANSPORTATION SERVICES AGREEMENT

BETWEEN

ABX AIR, INC.

AND

DHL NETWORK OPERATIONS (USA), INC.

March 29, 2010

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

i

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

ii

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

ARTICLE XVI	EVENTS OF DEFAULT	37
Section 16.1	ABX Events of Default	37
Section 16.2	DHL Events of Default	38
Section 16.3	Remedies Upon Event of Default	39
Section 16.4	Non-Exclusive Remedy	40
Section 16.5	Limitation of Damages	40

ARTICLE XVII	MISCELLANEOUS
Section 17.1	Cooperation and Good Faith	40
Section 17.2	Time of the Essence	40
Section 17.3	Applicable Law	40
Section 17.4	Jurisdiction; Waiver of Jury Trial; Attorneys’ Fees	40
Section 17.5	Notices	41
Section 17.6	Amendments; Waivers	41
Section 17.7	Binding Effect; Assignments	42
Section 17.8	Execution in Counterparts	42
Section 17.9	Headings; Certain Construction Rules	42
Section 17.10	Entire Agreement	42
Section 17.11	Severability	42
Section 17.12	No Third-Party Rights	43
Section 17.13	Expenses	43
Section 17.14	Publicity	43

EXHIBIT A	DP Guaranty
EXHIBIT B	ATSG Guaranty
EXHIBIT C	Conversation and Delivery Schedule for Nine (9) 767 PTF Aircraft
EXHIBIT D	Form of Aircraft Lease Agreement for 767 PTF Aircraft
EXHIBIT E	Form of Sublease
EXHIBIT F	Transition Fleet as of the Effective Date
EXHIBIT G	Flight Schedule
EXHIBIT H	Compensation
EXHIBIT I	Fuel Policies and Procedures
EXHIBIT J	ABX Owned Aircraft Handling Equipment
EXHIBIT K	Reimbursable Expenses

iii

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

AIR TRANSPORTATION SERVICES AGREEMENT

THIS AIR TRANSPORTATION SERVICES AGREEMENT (this “Agreement”), made as of this              day of March, 2010, to commence effective March 31, 2010, by and between ABX AIR, INC., a Delaware corporation (“ABX”) and DHL NETWORK OPERATIONS (USA), INC., an Ohio corporation (“DHL”) (DHL and ABX may hereinafter each be referred to individually as a “Party” and collectively as the “Parties” from time to time);

WITNESSETH:

WHEREAS, DHL is a United States (“U.S.”) licensed freight forwarder and an express delivery services provider; and

WHEREAS, ABX is a U.S. certificated air carrier with authority to offer scheduled and charter air cargo services to the public; and

WHEREAS, DHL owns and/or leases a fleet of Boeing 767-200 series freighter aircraft, including certain Boeing 767-200 series freighter aircraft that have been or will be leased from ABX or its Affiliate, each of which has been or will be converted to a standard cargo door configuration; and

WHEREAS, DHL desires for ABX to (i) convert certain Boeing 767-200 series aircraft to a standard cargo door configuration and lease such aircraft to DHL; (ii) provide flight crews for and operate certain Boeing 767-200 series freighter aircraft on certain air routes within the U.S. Service Area (as defined herein); (iii) perform or cause to be performed certain maintenance services on such aircraft; and (iv) provide certain insurance coverage for such aircraft and with respect to the services to be provided pursuant to this Agreement; and ABX hereby agrees to perform such services and provide such insurance coverage, in each case, upon and subject to the terms and conditions of this Agreement; and

WHEREAS, as an inducement for ABX to enter into this Agreement, Deutsche Post AG, a corporation formed under the laws of Germany, is concurrently herewith entering into the guaranty in the form attached hereto as Exhibit A (the “DP Guaranty”); and

WHEREAS, as an inducement for DHL to enter into this Agreement, Air Transport Services Group, Inc., a corporation formed under the laws of Delaware, is concurrently herewith entering into the guaranty in the form attached hereto as Exhibit B (the “ATSG Guaranty”);

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, DHL and ABX hereby agree as follows:

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, the following terms shall have the meanings specified or referred to in this Section and shall be equally applicable to both the singular and plural forms:

“767 PC Aircraft” is defined in Section 3.5.

“767 PTF Aircraft” is defined in Section 3.2(a).

“767 SF Aircraft” is defined in Section 3.3.

“ABX Material Adverse Effect” shall mean any material adverse change, event, circumstance or development with respect to the business, assets, liabilities, capitalization, prospects, condition (financial or other), or results of operations of ATSG or ABX that could reasonably be expected to have an material adverse effect on ABX’s performance of the Services.

“ACMI Termination Agreement” means that certain Mutual Termination Agreement and Release made among DPWN Holdings (USA), Inc., DHL Network Operations (USA), Inc., DHL Express (USA), Inc., Air Transport Services Group, Inc., and ABX Air, Inc., dated as of the date of this Agreement.

“ABX Termination Fee” is defined in Section 4.2(b).

“Affiliate” means, with respect to any Person, any other Person which, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term “control” (including, with correlative meanings, the terms “controlled by” and under “common control with”) means the possession of power to direct the management and policies of the referenced Person, whether through ownership interests, by contract or otherwise.

“Aircraft” means each of those Boeing 767-200 series freighter aircraft that ABX is operating under this Agreement from time to time, including 767 SF Aircraft, 767 PTF Aircraft, Bridging Aircraft, 767 PC Aircraft, Other ABX Aircraft or Other DHL Aircraft.

“Aircraft Lease Agreement” means each of those aircraft lease agreements dated either as of the date of this Agreement or during the Term pursuant to which ABX or its Affiliate is leasing Aircraft to DHL or its Affiliate, including those aircraft lease agreements arising from the Lease Assumption and Option Agreement.

“Aircraft Status Report” is defined in Section 10.1(a).

“Airline Controllable Delay” means an aircraft delay due to circumstances within the reasonable control of ABX, as determined in accordance with the prior practice of the Parties, including (i) the mechanical breakdown of an Aircraft; (ii) the acts or omissions of a Flight Crew; or (iii) flight planning, flight following or dispatch issues.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

“AMES” is defined in Section 3.9(a)(ii).

“Anniversary Date” means each April 1st occurring during the Term of this Agreement with the first Anniversary Date being April 1st, 2011 (the “First Anniversary Date”).

“Arrival Performance” means, with respect to all flights flown in performing the Services (including cancelled flights) in any given month, arrival within not more than fifteen (15) whole minutes after the scheduled arrival time for each flight; provided, however, that in determining whether a flight has arrived within not more than fifteen (15) whole minutes after its scheduled arrival time, delays that are attributable to (i) factors other than an Airline Controllable Delay; (ii) a Temporary Schedule Change; or (iii) a Force Majeure shall be excluded.

“Base Fleet Aircraft” is defined in Section 3.4(a).

“Bridgestone Agreement” means that certain Aircraft Tire Services Agreement between Bridgestone Aircraft Tire (USA), Inc. and ABX Air, Inc., dated April 1, 1998.

“Bridging Aircraft” is defined in Section 3.4(a).

“Business Day” means any day other than a Saturday or Sunday or a day on which national banking institutions in New York are authorized or obligated by law or executive order to be closed.

“Collective Bargaining Agreement” means that certain labor agreement between ABX and the International Brotherhood of Teamsters, the collective bargaining representative for ABX’s pilot employees, dated August 14, 2003, and subject to a tentative agreement, ratified on November 18, 2009, which tentative agreement shall become effective on the Effective Date.

“Contract Year” means, in respect of the first Contract Year, the period from the Effective Date to 12:00 AM Eastern Time on the First Anniversary Date. After the First Anniversary Date, “Contract Year” will mean each subsequent twelve month period occurring during the Term of this Agreement, running from 12:01 AM Eastern Time on an Anniversary Date to 12:00 AM Eastern Time on the immediately following Anniversary Date.

“CRAF” and “CRAF Services” are defined in Section 6.3(c).

“Daily Flight Summary Report” is defined in Section 10.1(f).

“Delta Component Agreement” means that certain Airframe Component Repair and Maintenance Agreement between Delta Air Lines, Inc. and ABX Air, Inc., dated December 1, 2003.

“Delta Engine Agreement” means that certain Engine Repair Agreement between Delta Air Lines, Inc. and ABX Air, Inc., dated July 1, 2005.

“DHL Breakup Fee” is defined in Section 4.2(a).

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

“DHL Letter Agreement” means that certain Letter of Agreement to Amend and Restate that certain First Non-Negotiable Promissory Note, between ABX and DPWN Holdings, Inc., dated March 16, 2009.

“DHL Material Adverse Effect” shall mean any material adverse change, event, circumstance or development with respect to the business, assets, liabilities, capitalization, prospects, condition (financial or other), or results of operations of Deutsche Post AG or DHL that could reasonably be expected to have an material adverse effect on DHL’s performance of its obligations hereunder.

“DHL Note” means that certain Amended and Restated First Non-Negotiable Promissory Note, dated May 8, 2009, issued by ABX to DHL in the original principal amount of $31,000,000.

“DOT” means the U.S. Department of Transportation or any successor Governmental Authority.

“Effective Date” means 11:59:59 PM Eastern Time on March 31, 2010.

“FAA” means the U.S. Federal Aviation Administration or any successor Governmental Authority.

“Flight Crew” is defined in Section 3.7(a).

“Flight Schedule” means the schedule attached hereto at Exhibit G, as amended from time to time in accordance with this Agreement.

“Force Majeure” means acts or events not within the control of the Party bound to perform and which, by the exercise of due diligence, such Party is unable to overcome. A Force Majeure includes acts of God; adverse weather preventing or affecting flight operations; strikes, lockouts, job actions, industrial disturbances, service disruptions or other labor disputes (whether to themselves or their corporate Affiliates); acts of the public enemy; wars; acts of terrorism national emergency; shutdown of airspace; embargoes; blockades; riots; epidemics; lightning; earthquakes; floods; tornadoes; explosions; failure of public utilities; unavailability of fuel; U.S. military airlift emergency activation of the CRAF; the inability to secure landing slots, and; the failure or refusal of, or revocation after issuance by, a Governmental Authority of those approvals, clearances, permits, and operating authorities described in Section 11.3. It is understood that the requirement that any Force Majeure shall be remedied shall not require the settlement of strikes or lockouts by acceding to the demands of the other Party to this Agreement or any other third party when such course is inadvisable in the discretion of the Party having the difficulty. Furthermore, it is understood that an Airline Controllable Delay involving the mechanical failure of an Aircraft shall not be considered an event of Force Majeure.

“GOM” means ABX’s FAA-approved Ground Operations Manual, as amended from time to time.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

“Governmental Authority” means any foreign, federal, state, provincial or local government or any agency, subdivision or instrumentality of any of the foregoing, including any court, tribunal, department, bureau, commission or board, or any quasi-governmental or private body exercising any regulatory, taxing, inspecting or other governmental authority.

“Heavy Maintenance Agreement” means that certain Heavy Maintenance Agreement between ABX Air, Inc. and Airborne Maintenance and Engineering Services, Inc., dated June 15, 2009, as amended on November 9, 2009.

“IATA” means the International Air Transport Association.

“ICAO” means the International Civil Aviation Organization.

“Lease Assumption and Option Agreement” means that certain Aircraft Lease Assumption and Option Agreement between DHL and ABX, dated on or about May 29, 2009, as amended on February 12, 2010, and again amended as of the date of this Agreement (the “Second Amendment to the Lease Assumption and Option Agreement”).

“Legal Requirement” means any statute, ordinance, code, law, rule, regulation, order or other requirement, standard or procedure enacted, adopted or applied by any Governmental Authority (including judicial decisions applying common law or interpreting any other Legal Requirement) applicable to a Person, its business and its operations.

“Managed Services Agreement” is defined in Section 5.3.

“Mandatory Renewal Period” is defined in Section 4.1(b).

“Monthly Disincentive Credit” is defined in Section 6.2.

“Monthly Incentive Bonus” is defined in Section 6.2.

“Notification Date” is defined in Section 7.8.

“Other ABX Aircraft” is defined in Section 3.6(a).

“Other DHL Aircraft” is defined in Section 3.6(c).

“Outside Delivery Date” is defined in Section 3.4(b).

“Person” means any individual, corporation, partnership, limited liability company, limited partnership, joint venture, association, joint-stock company, trust, Governmental Authority or other entity.

“Reimbursable Expenses” means reasonable (to the extent within ABX’s control), out-of-pocket costs and expenses, without markup, incurred on an arms-length basis by ABX as necessary for the performance of the Services hereunder and as set forth herein.

“Renewal Period” is defined in Section 4.1(b).

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

“Services” is defined in Section 3.1.

“SGHA” means the IATA 2004 Standard Ground Handling Agreement, provided that, the arbitration provisions contained therein shall be deleted.

“Spare Aircraft” means a Boeing 767-200 series freighter aircraft owned by ABX or its Affiliate and equipped with a standard cargo door.

“Supervening Law Change” is defined in Section 1(c) of Exhibit H.

“Supplemental Flying” is defined in Section 6.3(b).

“Temporary Schedule Change” is defined in Section 3.8(c).

“Term” is defined in Section 4.1(a).

“TSA” means U.S. Transportation Security Administration or any successor Governmental Authority.

“U.S.” is defined in the Recitals hereto.

“U.S. Service Area” means the forty-eight (48) contiguous United States, Alaska and Puerto Rico.

“Weekly Base Rate” means the base amount to be paid to ABX by DHL each week for the Services under this Agreement, which amount is set forth in Exhibit G and is subject to adjustment from time to time as provided in Exhibits G and H. Payments of the Weekly Base Rate for any partial week shall be pro-rated on a daily basis based on a five day week commencing on Monday.

“Weekly Variable Rate” means the estimated amount to be reimbursed to ABX by DHL each week for the costs incurred by ABX on a power-by-the-hour basis under the Delta Engine Agreement and Delta Component Agreement and on a cost-per-landing basis under the Bridgestone Agreement, or any successor(s) to those agreements approved by DHL, which approval shall not be unreasonably withheld or delayed, which amount is set forth in Exhibit G and is subject to adjustment from time to time as provided in Exhibits G and H. Payments of the Weekly Variable Rate for any partial week shall be pro-rated on a daily basis based on a five day week commencing on Monday.

ARTICLE II

CONDITIONS PRECEDENT

Section 2.1 ABX Conditions Precedent. ABX’s obligation to commence the performance of the Services and its other duties and obligations hereunder as of the Effective Date shall be subject to the satisfaction of each of the following conditions precedent:

(a) Deutsche Post AG shall have executed and delivered to ABX the DP Guaranty, in the form attached as Exhibit A and such guaranty shall be in full force and effect;

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(b) ABX shall have received a certificate of insurance issued by the insurer or broker for DHL, evidencing DHL’s compliance with the insurance provisions of Article XIII hereof;

(c) DHL shall have executed and delivered to ABX a counterpart of the ACMI Termination Agreement and such agreement shall be in full force and effect;

(d) DHL shall have executed and delivered to ABX a counterpart of the Second Amendment to the Lease Assumption and Option Agreement and such agreement (as amended) shall be in full force and effect;

(e) DHL shall have executed and delivered to ABX a counterpart of a lease, in the form attached hereto as Exhibit D, and a sublease, in the form attached hereto as Exhibit E, for each of the three (3) 767 PTF Aircraft described in Exhibit F and such agreements shall be in full force and effect;

(f) DHL shall have executed and delivered to ABX a counterpart of a sublease, in the form attached hereto as Exhibit E, for each of the four (4) 767 SF Aircraft described in Exhibit F and in the Lease Assumption and Option Agreement and such agreements shall be in full force and effect;

(g) The representations and warranties of DHL in Article XII shall be true and correct in all respects as of the date hereof and as of the Effective Date;

(h) A DHL Material Adverse Effect shall not have occurred; and

(i) No order, injunction or other legal or regulatory restraint challenging this Agreement, or limiting or restricting DHL’s performance under this Agreement, shall be in effect, nor shall any legal proceeding brought by any Government Authority, seeking any of the foregoing be pending, nor shall there be any legal proceeding pending or threatened against DHL, Deutsche Post AG or their respective Affiliates, or any of their respective rights, properties or assets, or any of their officers, directors or employees, that individually or in the aggregate, could result in a DHL Material Adverse Effect.

Section 2.2 DHL Conditions Precedent. DHL’s obligation to commence the performance of its duties and obligations hereunder as of the Effective Date shall be subject to the satisfaction of each of the following conditions precedent:

(a) Air Transport Services Group, Inc. shall have executed and delivered to DHL the ATSG Guaranty, in the form attached hereto as Exhibit B and such guaranty shall be in full force and effect;

(b) DHL shall have received a certificate of insurance issued by the insurer or broker for ABX, evidencing ABX’s compliance with the insurance provisions of Article XIII hereof;

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(c) ABX shall have executed and delivered to DHL a counterpart of the ACMI Termination Agreement and such agreement shall be in full force and effect;

(d) ABX shall have executed and delivered to DHL a counterpart of the Second Amendment to the Lease Assumption and Option Agreement and such agreement (as amended) shall be in full force and effect;

(e) ABX shall have executed and delivered to DHL a counterpart of a lease, in the form attached hereto as Exhibit D, and a sublease, in the form attached hereto as Exhibit E, for each of the three (3) 767 PTF Aircraft described in Exhibit F and such agreements shall be in full force and effect;

(f) ABX shall have executed and delivered to DHL a counterpart of a sublease, in the form attached hereto as Exhibit E, for each of the four (4) 767 SF Aircraft described in Exhibit F and in the Lease Assumption and Option Agreement and such agreements shall be in full force and effect;

(g) The representations and warranties of ABX in Article XII shall be true and correct in all respects as of the date hereof and as of the Effective Date;

(h) An ABX Material Adverse Effect shall not have occurred; and

(i) No order, injunction or other legal or regulatory restraint challenging this Agreement, or limiting or restricting ABX’s performance under this Agreement, shall be in effect, nor shall any legal proceeding brought by any Government Authority, seeking any of the foregoing be pending, nor shall there be any legal proceeding pending or threatened against ATSG, ABX or their respective Affiliates, or any of their respective rights, properties or assets, or any of their officers, directors or employees, that individually or in the aggregate, could result in an ABX Material Adverse Effect.

ARTICLE III

SERVICES

Section 3.1 Engagement of ABX. DHL hereby retains ABX to (i) convert and lease to DHL certain Aircraft; (ii) lease or sublease from DHL certain Aircraft; (iii) provide Flight Crews for and operate certain Aircraft pursuant to the Flight Schedule within the U.S. Service Area; (iv) perform or cause to be performed maintenance services on such Aircraft; and (v) provide insurance coverage for such Aircraft and with respect to the performance of the services hereunder; and (vi) satisfy all of its other obligations as set forth in Article V and elsewhere in this Agreement and its Exhibits (hereinafter, individually and collectively referred to as the “Services”); and ABX hereby agrees to perform such Services, in each case, upon and subject to the terms and conditions of this Agreement.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 3.2 Arrangements with Respect to Nine (9) Boeing 767-200PTF Series Freighter Aircraft.

(a) ABX shall, or shall cause its Affiliate, to convert nine (9) Boeing 767-200 series freighter aircraft described in Exhibit C (each, a “767 PTF Aircraft”) to a standard cargo door configuration pursuant to the schedule contained in such Exhibit. After each such 767 PTF Aircraft has been converted and redelivered ready for revenue service, ABX shall, or shall cause its Affiliate, as lessor, to lease to DHL or its Affiliate, and DHL shall, or shall cause its Affiliate, as lessee, to lease from lessor, each of the 767 PTF Aircraft for a monthly lease rate of $[*] cash rent per month and a term of seven (7) years pursuant to the form of lease attached hereto as Exhibit D, commencing as of the date that each such 767 PTF Aircraft is delivered by lessor to lessee in standard cargo door configuration and ready for revenue service.

(b) ABX, as sublessee, shall sublease from such lessee set forth in Section 3.2(a), as sublessor, and such sublessor shall sublease to ABX, each of the 767 PTF Aircraft described in Section 3.2(a), pursuant to the form of sublease attached hereto as Exhibit E, which sublease shall be intended by the parties thereto as an operating lease and not as a capital lease, commencing as of the date that each such 767 PTF Aircraft is leased in accordance with Section 3.2(a) and terminating on the date that the operation by ABX of each such 767 PTF Aircraft is terminated by DHL pursuant to and in accordance with this Agreement. Concurrent with the commencement of each such sublease, ABX shall operate each such 767 PTF Aircraft during the Term and according to the Flight Schedule, subject to DHL’s right to terminate the operation of such 767 PTF Aircraft and the other terms and conditions of this Agreement. DHL shall reimburse ABX hereunder for the rent incurred under each such sublease pursuant to the procedure set forth in Section 7.4 and such rent shall be considered a Reimbursable Expense.

Section 3.3 Arrangements with Respect to Four (4) Boeing 767-200SF Series Freighter Aircraft. ABX, as sublessee, shall sublease from DHL or its Affiliate, as sublessor, each of the four (4) Boeing 767-200SF series freighter aircraft (each, a “767 SF Aircraft”) that ABX or its Affiliate leases to such sublessor in accordance with the Lease Assumption and Option Agreement, pursuant to the form of sublease attached hereto as Exhibit E, which sublease shall be intended by the parties thereto as an operating lease and not as a capital lease, commencing as of the date that each such 767 SF Aircraft is leased by ABX or its Affiliate to such sublessor and terminating on the date that the operation by ABX of each such 767 SF Aircraft is terminated by DHL pursuant to and in accordance with this Agreement. Concurrent with the commencement of each such sublease, ABX shall operate such 767 SF Aircraft during the Term and according to the Flight Schedule, subject to DHL’s right to terminate operation of each such 767 SF Aircraft and the other terms and conditions of this Agreement. DHL shall reimburse ABX hereunder for the rent incurred under each such sublease pursuant to the procedure set forth in Section 7.4 and such rent shall be considered a Reimbursable Expense.

Section 3.4 Bridging Aircraft.

(a) The nine (9) 767 PTF Aircraft described in Section 3.2(a) and the four (4) 767 SF Aircraft described in Section 3.3 shall each constitute a “Base Fleet Aircraft” which ABX shall operate during the Term according to this Agreement, except as provided in this section 3.4(a).

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Beginning on the Effective Date, except to the extent provided in Section 3.5, ABX shall operate a Boeing 767-200 series freighter aircraft, equipped with a standard cargo door, owned by ABX or its Affiliate (each a “Bridging Aircraft”) in substitution for a 767 PTF Aircraft during the period prior to the lease and sublease of a 767 PTF Aircraft to DHL or its Affiliate as set forth in Sections 3.2(a) and (b). DHL shall, except to the extent provided in Section 3.4(d), pay to ABX for each such Bridging Aircraft a monthly fee of $[*] per month, plus $[*] per month to cover the allocated cost of C-checks, during the period that ABX is operating such Bridging Aircraft under this Agreement, which amounts shall be in addition to the other fees and expenses provided for herein, provided that DHL shall not be obligated to reimburse ABX for the costs to perform heavy maintenance services on such Bridging Aircraft in accordance with Section 3.9(a)(ii). Payments of the monthly fees for any Bridging Aircraft for any partial month shall be pro-rated on a daily basis based on the actual number of days in the relevant month.

(b) In the event that a 767 PTF Aircraft is not delivered to DHL or its Affiliate in accordance with Section 3.2(a) within one hundred twenty (120) days of the designated modification redelivery date set forth in Exhibit C (the “Outside Delivery Date”), then, except to the extent such delay is attributable to an event of Force Majeure or the conversion by DHL of one or more of its own Boeing 767-200PC series freighter aircraft to a standard cargo door configuration as provided in the Lease Assumption and Option Agreement, ABX shall, or shall cause its Affiliate, as lessor, to lease to DHL or its Affiliate, and DHL shall, or shall cause its Affiliate, as lessee, to lease from such lessor, a Bridging Aircraft on the same terms as those for the lease of a 767 PTF Aircraft (including a monthly rent of $[*], and substantially in accordance with the form of lease set forth in Exhibit D, effective as of the Outside Delivery Date, provided that such lease shall be subject to termination on the date that such lessor delivers to such lessee a 767 PTF Aircraft in standard cargo door configuration and ready for revenue service and such 767 PTF Aircraft is leased and subleased in accordance with Sections 3.2(a) and (b), and provided, further, that the lease term for such 767 PTF Aircraft will be reduced by the duration of the term of the then expired lease for such Bridging Aircraft, such that the lease term for such 767 PTF Aircraft plus the lease term of the then expired lease for the Bridging Aircraft will equal a total of seven (7) years.

(c) In the event that ABX or its Affiliate leases to DHL or its Affiliate a Bridging Aircraft in accordance with Section 3.4(b), then (i) such Bridging Aircraft shall thereupon be considered a Base Fleet Aircraft; and (ii) ABX, as sublessee, shall sublease from such lessee set forth in Section 3.4(b), as sublessor, and such sublessor shall sublease to ABX, such Bridging Aircraft for operation by ABX under this Agreement, pursuant to the form of sublease attached hereto as Exhibit E, commencing as of the date that such Bridging Aircraft is leased in accordance with Section 3.4(b) and terminating on the date that the operation by ABX of such Bridging Aircraft is terminated pursuant to and in accordance with this Agreement.

(d) In the event that all of the 767 PTF Aircraft are not delivered ready for revenue service to DHL or its Affiliate in accordance with Section 3.2(a) on or before March 31, 2011, then, except to the extent such delay is attributable to an event of Force Majeure or the conversion by DHL of one or more of its own Boeing 767-200PC series aircraft to a standard cargo door configuration as provided in the Lease Assumption and Option Agreement, the monthly fee for any remaining Bridging Aircraft shall be reduced to $[*] cash rent per month, plus $[*] per month for the allocated cost of C-checks, during the period prior to the delivery, ready for revenue service, of a 767 PTF Aircraft in substitution for each such Bridging Aircraft.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 3.5 Transition Fleet. Beginning on the Effective Date, ABX shall operate in accordance with the Flight Schedule (i) seven (7) Base Fleet Aircraft, (ii) four (4) Bridging Aircraft and (iii) two (2) Boeing 767-200PC series aircraft equipped with a non-standard cargo door (each, a “767 PC Aircraft”), all as set forth in Exhibit F. ABX shall make commercially reasonable efforts to replace one of the 767 PC Aircraft with a 767 PTF Aircraft on or before May 1, 2010 and the other 767 PC Aircraft with a 767 PTF Aircraft on or before June 1, 2010, which 767 PTF Aircraft shall then become a Base Fleet Aircraft. The Bridging Aircraft shall be replaced by Base Fleet Aircraft as such Base Fleet Aircraft are leased and subleased as set forth in Sections 3.2(a) and (b) and Section 3.3. DHL shall pay to ABX for each such 767 PC Aircraft a monthly fee of $[*], which amount shall be in addition to the other fees and expenses provided for herein, provided, that such fee shall not apply to any such 767 PC Aircraft that are owned by DHL, and provided further, that DHL will not be obligated to reimburse ABX for the costs to perform heavy maintenance services on such 767 PC Aircraft as provided in Section 3.9(a)(ii). Payments of monthly fees for any 767 PC Aircraft for any partial month shall be pro-rated on a daily basis based on the actual number of days in the relevant month.

Section 3.6 Other Aircraft.

(a) Other ABX Aircraft. DHL may request to lease from ABX or its Affiliate other Boeing 767-200 series freighter aircraft (each an “Other ABX Aircraft”) in the same configuration as a 767 PTF Aircraft or 767 SF Aircraft from time to time during the Term for a lease term of up to five (5) years. The monthly lease rate and term for each such Other ABX Aircraft shall be negotiated on a case by case base, but will not exceed $[*] per month and a term of five (5) years. ABX or its Affiliate shall lease such Other ABX Aircraft to DHL, subject to availability as determined by ABX in its reasonable discretion.

(b) ACMI Services. DHL may request to contract with ABX from time to time during the Term for the operation by ABX of Boeing 767-200 series freighter aircraft on a short-term ACMI basis. ABX will provide such services to DHL [*] on a short term ACMI basis, and such services will not be subject to the terms of this Agreement. The provision of such services shall be terminable by DHL or ABX upon providing sixty (60) days prior written notice to the other Party. ABX will perform such services for DHL on a short-term ACMI basis, subject to aircraft availability as determined by ABX in its reasonable discretion.

(c) Other DHL Aircraft. At DHL’s request, and upon the provision of at least sixty (60) days prior written notice, ABX shall, as soon as reasonably practicable, lease or sublease from DHL or its Affiliate other Boeing 767-200 series freighter aircraft that are owned or controlled by DHL or its Affiliate and in the same configuration as a 767 PTF Aircraft or a 767 SF Aircraft for operation or maintenance by ABX under this Agreement and subject to its terms and conditions (including Exhibit H) (each an “Other DHL Aircraft”). The terms of each such lease or sublease will be substantially as set forth in Exhibit D, except that DHL shall reimburse ABX under and pursuant to this Agreement for any rent incurred by ABX pursuant to such lease or sublease, as well as other costs required to be paid by ABX to DHL pursuant to such lease or

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

sublease, and such rent and other costs shall be considered a Reimbursable Expense payable by DHL according to the procedure set forth in Section 7.4, and DHL or its Affiliate, as lessor or sublessor, shall have the right to terminate such leases or subleases without penalty upon the provision of thirty (30) days prior written notice.

Section 3.7 Flight Crews.

(a) General. ABX shall provide a sufficient number of flight crews in order to operate the Aircraft in accordance with the Flight Schedule set forth in Exhibit G. Each flight crew shall consist of a captain and a first officer, both of which shall be employees of ABX, possess current, valid licenses and be fully qualified to operate the Aircraft in compliance with all applicable Legal Requirements (each, a “Flight Crew”).

(b) Number of Aircraft. The total number of Aircraft that shall be in service under this Agreement and for which ABX shall be responsible for operating and providing Flight Crews is set forth in Exhibit G; provided that no less than thirteen (13) Aircraft will be in service as of the Effective Date of this Agreement; and provided further that such number may be reduced and increased by DHL from time to time according to the provisions of Exhibit H and the Aircraft/Crew Flight Table attached thereto and the provisions of Section 3.7(c) below.

(c) DHL’s Operating Requirements. ABX shall have the right, subject to Section 4.2(e), during the initial five (5) years of the Term to operate on behalf of DHL under this Agreement up to thirteen (13) Boeing 767-200 series freighter aircraft on air routes for which the origin and destination are within the U.S. Service Area, provided, that any other Boeing 767-200 series freighter aircraft that are operated by ABX on behalf of DHL or its Affiliates anywhere in the world will count towards such thirteen (13) aircraft requirement. At any time and from time to time, DHL may contract with third parties for the operation of Boeing 767-200 series freighter aircraft on air routes for which the origin and destination are within the U.S. Service Area that are over and above such thirteen (13) aircraft requirement. DHL may at any time and from time to time, subject to ABX’s exclusivity rights set forth above in this Section 3.7(c), reduce below thirteen (13) the number of Boeing 767-200 series freighter aircraft operated by ABX in the event that it ceases operating or causing to be operated such aircraft on routes for which the origin and destination are within the U.S. Service Area, and may add back any such reduced aircraft at any time. DHL may, in its reasonable discretion, terminate ABX’s exclusivity rights under this Section 3.7(c) upon providing written notice in the event of a strike or other job action or service disruption by the collective bargaining representative for the Flight Crews or the Flight Crews that materially interferes with ABX’s ability to meet its obligations under this Agreement, as determined by DHL in its reasonable discretion. ABX shall defend, indemnify and hold harmless the DHL Indemnified Parties from and against any and all claims by the collective bargaining representative for the Flight Crews arising from DHL’s termination of ABX’s exclusivity rights in accordance with this Section 3.7(c). For the avoidance of doubt, (i) exercise of DHL’s rights under Article XV are permissible under, and shall not be deemed a violation of, this Section 3.7(c); and (ii) this Section 3.7(c) and the exclusivity contemplated herein shall be of no further force or effect upon termination of this Agreement under Section 4.2 hereof.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 3.8 Routing, Schedule, Frequency and Cargo Payload.

(a) Flight Schedule. The routings, schedule and frequency for scheduled flights are set forth in the Flight Schedule attached hereto as Exhibit G and take into account applicable FAA Flight Crew duty limitations. The Flight Schedule shall be limited to air routes for which the origin and destination are within the U.S. Service Area, except as otherwise agreed in writing from time to time.

(b) Amendment of Flight Schedule. The Flight Schedule may be amended from time to time upon the written agreement of the Parties, subject always to (i) aircraft scheduling and FAA Flight Crew duty limitations; (ii) landing and/or take-off curfews or slot restrictions; (iii) normal scheduled aircraft maintenance requirements as provided for in ABX’s FAA-approved maintenance program; (iv) flight times based on The Boeing Corporation’s eighty-five percent (85%) average winds, adjusted twice each year for seasonal changes; (v) historical taxi times; and (vi) other material operational factors. Except to the extent otherwise agreed from time to time, DHL shall provide ABX with at least sixty (60) days prior written notice of a proposed amendment to the Flight Schedule resulting in an increase in the number of Flight Crews and at least thirty (30) days prior written notice of an amendment to the Flight Schedule resulting in a reduction in the number of Flight Crews. Notwithstanding the foregoing, ABX shall make commercially reasonable efforts to accommodate DHL’s scheduling requirements as soon as reasonably practicable, with any amendments incorporated into a revised Exhibit G, setting forth the total number of Aircraft to be operated by ABX in performing the Services, the Weekly Base Rate and Weekly Variable Rate, and the amended Flight Schedule. Such amendments will be made in accordance with Exhibit H.

(c) Temporary Schedule Changes. DHL may from time to time during the Term, temporarily change the departure time, the scheduled air routes or the termination points as outlined in the Flight Schedule without amending the Flight Schedule (such a change without amendment to the Flight Schedule shall be referred to as a “Temporary Schedule Change”). DHL shall provide ABX with prior written notice of each Temporary Schedule Change and ABX shall make commercially reasonable efforts to implement each Temporary Schedule Change as promptly as practicable. Such changes will be made in accordance with Exhibit H.

Section 3.9 Aircraft Maintenance Services.

(a) ABX will maintain or cause to be maintained each Aircraft in accordance with ABX’s FAA-approved maintenance program and, as applicable, the terms of the aircraft lease or sublease agreement pertaining to such Aircraft, pursuant to the following:

(i) Line Maintenance. ABX will provide or cause to be provided turn maintenance and scheduled and unscheduled line maintenance services on the Aircraft.

(ii) Heavy Maintenance. ABX shall cause its Affiliate, Airborne Maintenance and Engineering Services, Inc. (“AMES”), to perform or cause to be performed, heavy maintenance services (C-check and above) on the Aircraft in accordance with the Heavy Maintenance Agreement. Notwithstanding the terms of the Heavy Maintenance Agreement, ABX shall cause AMES to agree to the following hourly labor rates for

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

A&P Technicians for the first three Contract Years of the Agreement: $[*] for the first Contract Year, [*] for the second Contract Year and $[*] for the third Contract Year. ABX will reasonably consult with DHL regarding the scope of heavy maintenance services to be performed on the Aircraft as well as the scope of non-routine services to be performed on the Aircraft arising from the performance of such heavy maintenance services, and DHL may have a representative on site at the AMES facility for this purpose. At the end of the third (3rd) Contract Year, ABX will, upon DHL’s request, rebid the performance of heavy maintenance services with AMES and no less than three (3) other FAA approved aircraft heavy maintenance service providers, at least two (2) of which will be based in the U.S., and will reasonably consult with DHL on the selection of such provider. In the event of any conflict between the terms of this Agreement and the terms of the Heavy Maintenance Agreement, the terms of this Agreement shall control. Notwithstanding the foregoing, DHL shall have no obligation to utilize AMES for the performance of heavy maintenance services on any Other DHL Aircraft, and may elect to have such services performed by another FAA approved heavy maintenance service provider, provided, that such provider is reasonably acceptable to ABX and, provided further, that DHL reimburses ABX for any additional Reimbursable Expenses associated with ABX’s standard quality assurance approvals and audits of such provider and for overseeing the services performed by such provider.

(iii) Certain Lease Obligations. Notwithstanding Sections 3.9(a)(i) and (ii), each of ABX and DHL (and their respective Affiliates, as applicable) shall remain obligated under the terms of each Aircraft Lease Agreement for the costs of complying with Airworthiness Directives and for the costs of satisfying the return condition requirements upon the termination or expiration of each such Aircraft Lease Agreement, in each case, to the extent provided therein.

(iv) Scheduled Maintenance of Aircraft. Without limiting its obligations under Article IX, ABX, at its sole cost and expense, will provide or cause to be provided replacement lift for an Aircraft when such Aircraft is undergoing scheduled heavy maintenance.

Section 3.10 Aircraft Modification Representative. In the event that DHL or its Affiliate elects to convert one or more of their own Boeing 767-200PC series freighter aircraft to a standard cargo door configuration as provided under the Lease Assumption and Option Agreement, then DHL shall retain, or cause its Affiliate to retain, ABX or its Affiliate, as determined by ABX, as its on-site representative at Israel Aerospace Industries Ltd. (“IAI”) for the conversion of such aircraft, pursuant and subject to a representation agreement to be agreed by the Parties. ABX or its Affiliate will perform such services for a fixed price per aircraft of $[*], plus reimbursement for reasonable, documented travel expenses. Notwithstanding the foregoing, in the event that two (2) such aircraft undergo modification on a substantially concurrent basis, then ABX or its Affiliate will perform such services for a fixed price per aircraft of $[*], plus reimbursement for reasonable documented travel expenses, with respect to those two (2) aircraft. Further, in the event that DHL or its Affiliate elects to convert one or more additional Boeing 767-200 series passenger aircraft or Boeing 767-200 series freighter aircraft, equipped with a non-standard cargo door, in each case to a standard freighter configuration, then DHL may, at its option, retain, or cause its Affiliate to retain, ABX or its

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Affiliate, as determined by ABX, as its on-site representative at IAI for the conversion of such additional aircraft, pursuant and subject to a representation agreement to be agreed by the Parties. ABX will perform such services with respect to such additional aircraft for a fixed price per aircraft of $[*], plus reimbursement for reasonable, documented travel expenses.

Section 3.11 Insurance. ABX shall provide aircraft hull and liability insurance and cargo insurance as more fully described in Article XIII

ARTICLE IV

TERM

Section 4.1 Term.

(a) The term of this Agreement shall commence at 11:59:59 PM Eastern Time on March 31, 2010 and shall expire at 12:00 AM Eastern Time on April 1, 2015 (the “Term”), subject to Section 4.1(b) below.

(b) Option to Renew. DHL, at its option, may extend the Term for an additional period of up to five (5) Contract Years (the “Renewal Period”); provided that (i) DHL provides ABX with written notice of the exercise of such option on or before April 1, 2014 and (ii) DHL and ABX consummate a mutually acceptable amendment to (A) Article VI and Exhibit H hereof, with respect to the compensation to be paid to ABX, and (B) Section 4.2(a) hereof, with respect to DHL’s right to terminate for convenience, during such Renewal Period, on or before September 30, 2014. In the event that DHL and ABX do not consummate such a mutually acceptable amendment to Article VI, Exhibit H and Section 4.2(a) hereof on or before such date, then DHL, at its option, may extend the Term for an additional period expiring at 12:00 AM Eastern Time on April 1, 2017 or at 11:59 PM Eastern Time on the date of termination of the last remaining Aircraft Lease Agreement, whichever is later (the “Mandatory Renewal Period”); provided that DHL shall provide ABX with written notice of the exercise of such option on or before October 31, 2014.

Section 4.2 Termination.

(a) DHL Termination for Convenience. DHL may terminate this Agreement for convenience in its entirety on the date that it ceases operating or causing to be operated the Aircraft on air routes for which the origin and destination are within the US Service Area. DHL shall provide ABX with not less than one-hundred eighty (180) days prior written notice of such date; provided, however, that DHL may not provide such notice during the first one-hundred eighty (180) days of the Term. In the event that DHL terminates this Agreement in its entirety in accordance with this Section 4.2(a), DHL shall pay to ABX a fee (the “DHL Breakup Fee”) based on the Contract Year of the date of termination (prorated as of the date of termination based on the number of days remaining during the applicable Contract Year), determined as follows:

Contract Year	DHL Breakup Fee
1	Not Applicable
2	$[*] to $[*]
3	$[*] to $[*]
4	$[*] to $[*]
5	$[*] to $[*]

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

DHL shall pay to ABX the DHL Breakup Fee on or before the date of termination of this Agreement in accordance with this Section 4.2(a), in addition to any other amounts due and payable to ABX as of the date of termination, and DHL shall have no further obligations or liabilities to ABX hereunder following such termination, except with respect to those provisions contained herein which are intended to survive the termination of this Agreement. The DHL Breakup Fee shall be the sole amount to which ABX shall be entitled arising from the termination of this Agreement in accordance with this Section 4.2(a). The DHL Breakup Fee shall only apply in the case of termination of this Agreement in its entirety for convenience pursuant to this Section 4.2(a), and, for the avoidance of doubt, shall not apply in the case of any other termination or expiration of this Agreement. DHL shall not have the right to terminate this Agreement for convenience (unless otherwise agreed in accordance with Section 4.1(b)), and this Section 4.2(a) shall not apply to, any Renewal Period or Mandatory Renewal Period.

(b) DHL Termination for ABX Event of Default. In the event that DHL terminates this Agreement in accordance with Article XVI arising from an ABX Event of Default, ABX shall pay to DHL a termination fee (the “ABX Termination Fee”) based on the Contract Year of the date of termination (prorated as of the date of termination based on the number of days remaining during the applicable Contract Year), determined as follows:

Contract Year	ABX Termination Fee
1	$[*] to $[*]
2	$[*] to $[*]
3	$[*]
4	$[*]
5	$[*]

ABX shall pay to DHL such ABX Termination Fee on or before the date of termination of this Agreement, which ABX Termination Fee, in conjunction with the termination of this Agreement, shall, except to the extent provided in Section 2.7(b) of the Mutual Release and Termination Agreement, constitute DHL’s sole amount or remedy for monetary damages arising from the termination of this Agreement due to an ABX Event of Default. This Section 4.2(b) shall not apply to DHL’s termination of this Agreement arising from an ABX Event of Default during any Renewal Period or Mandatory Renewal Period.

(c) Termination for Supervening Law Change. ABX may terminate this Agreement upon ninety (90) days prior written notice to DHL in the event that the Parties are unable to reasonably agree upon an adjustment to the Weekly Base Rate and the rates contained in the Aircraft/Flight Crew Table attached to Exhibit H arising from a Supervening Law Change.

(d) Termination for Force Majeure. In the event that a Force Majeure, either as a whole or affecting one or more Aircraft, shall have continued for thirty (30) days or more, the Party whose performance is not excused may terminate this Agreement immediately, upon the provision of written notice to the other Party.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(e) Destruction of Aircraft. If an Aircraft is destroyed, or otherwise suffers a casualty occurrence that would constitute a total loss or a constructive total loss under the terms of the hull insurance maintained by ABX or DHL with respect to such Aircraft, then this Agreement shall terminate with respect to such Aircraft as of the date of the loss, the Weekly Base Rate will be reduced as provided herein and neither Party shall have any further obligation or liability to the other with respect to such Aircraft, except to the extent provided as follows: (i) In the event the Aircraft was subject to an Aircraft Lease Agreement and was among the nine (9) 767 PTF Aircraft described in Section 3.2(a) (or a Bridging Aircraft in lieu thereof under the circumstances described in Section 3.4(b)), then ABX or its Affiliate, as applicable, shall reimburse to DHL an amount constituting the net present value (utilizing an eight percent (8%) discount rate) (the “NPV”) of the product of $[*] and the number of months (prorated for partial months based on the number of days in the relevant month) that were remaining under the term of such Aircraft Lease Agreement as of the date of such loss; (ii) In the event that the destruction of the Aircraft was the fault of ABX, as determined by a Governmental Authority or recognized court of law having jurisdiction over the matter, then DHL shall have no obligation to pay to ABX or ABX shall promptly reimburse to DHL, as applicable, the one-time fee set forth in the Aircraft/Crew Flight Table attached to Exhibit H for any reduction in the number of Flight Crews resulting from the destruction of such Aircraft; and (iii) ABX’s exclusivity right with respect to the operation of up to thirteen (13) Boeing 767-200 series freighter aircraft during the initial five (5) years of the Term shall be reduced by one (1) aircraft, unless and until such time as ABX or its Affiliate, as lessor, leases to DHL or its Affiliate, as lessee, and such lessee leases from such lessor, a Boeing 767-200 series freighter aircraft, equipped with a standard cargo door, in substitution for such Aircraft.

(f) For the avoidance of doubt, DHL shall have no obligation to pay to ABX any fee, charge, compensation, damages or any other amount upon the expiration or termination of the Agreement as set forth in Sections 4.1(a), 4.2(b), 4.2(c), 4.2(d) and, except for the DHL Breakup Fee, in Section 4.2(a); other than preexisting payment obligations then due and owing, and obligations for Services which have been performed by ABX but which have not yet been billed.

ARTICLE V

EQUIPMENT AND SERVICES TO BE PROVIDED BY ABX AND DHL

Section 5.1 Equipment and Services to be Provided by ABX. Without limiting its obligations hereunder, ABX, at ABX’s sole cost and expense, shall pay for and provide, or cause to be provided, the following personnel, services, equipment and other items in the performance of the Services:

(a) ABX shall add and/or continue operating each of the Aircraft on its FAA operating specifications. ABX shall maintain each of the Aircraft in compliance with its FAA-approved maintenance program and, as applicable, the terms of the Aircraft Lease Agreement pertaining to such Aircraft, and all requirements of FAR Part 121 and other applicable Legal Requirements, so as to maintain the airworthiness certificate for each Aircraft in full force and effect, without material restrictions.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(b) The Flight Crews set forth in Section 3.7, including compensation, benefits, transportation, hotel accommodations and per diem, as well as any increases in such costs resulting from changes to, or in the interpretation of, the terms of the Collective Bargaining Agreement that are not attributable to changes in Legal Requirements. ABX shall also be responsible for and shall pay all costs related to (i) Flight Crew operational oversight and training, including training program certification; (ii) Flight Crew catering and meals; and (iii) Flight Crew visas, work permits, endorsements, airport ID/badges/access cards.

(c) Turn maintenance, scheduled and unscheduled line maintenance on the Aircraft, inclusive of A and B checks, as required. ABX shall also be responsible for and shall pay all costs related to maintenance operational oversight and program certification.

(d) Aircraft spare parts, including engine spare parts, avionics, rotables, expendables, tires, brakes and accessory items (including transportation costs) to the extent that such spare parts are not otherwise subject to the Weekly Variable Rate, provided that ABX may transport onboard each Aircraft, without charge, (i) a fly-away kit; and (ii) aircraft parts and materials for the Aircraft on a reasonable, space-available basis. Notwithstanding the terms of an applicable Aircraft Lease Agreement, ABX shall retain title to parts as described in this Section 5.1(d) that are removed from an Aircraft in conjunction with the installation of parts in replacement of such removed parts.

(e) Procurement and management of Aircraft ground handling services, which shall be procured (i) from DHL or its Affiliate, at all locations where such services are offered by DHL or its Affiliate, on an arm’s length basis and pursuant to an IATA SGHA, and (ii) from third parties, including Affiliates of ABX (subject to DHL approval, which approval shall not be unreasonably withheld, conditioned or delayed), at all other locations on an arm’s length basis pursuant to an IATA SGHA; provided that DHL shall be responsible for Reimbursable Expenses incurred by ABX pursuant to such SGHAs.

Notwithstanding the foregoing, ABX shall make available to DHL and its Affiliates for their use in connection herewith, without charge or markup, all existing ground equipment, including ground power units, towing/pushback equipment and air start units that are owned by ABX or its Affiliate and located at those outbase locations identified in the Flight Schedule as of the Effective Date and as set forth at Exhibit J; provided that DHL shall be responsible for the operation, maintenance and repair of such equipment. DHL shall return such equipment to ABX in the same condition as when it was delivered, except for normal wear and tear, upon the earlier to occur of an amendment to the Flight Schedule that results in ABX ceasing to operate Aircraft at the location where such equipment is located or the termination or expiration of this Agreement. DHL will defend, indemnify and hold harmless the ABX Indemnified Parties, as defined herein, from and against any and all claims, including the loss of, damage to, or destruction of any property whatsoever, including the Aircraft and any property of DHL, ABX or third parties, caused by, arising out of or in connection with DHL’s possession, use, operation or maintenance of such equipment, except to the extent caused by or attributable to the gross negligence or willful misconduct of an ABX Indemnified Party.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(f) The exterior cleaning of the Aircraft.

(g) Without limiting Article IX, Spare Aircraft, as necessary, or replacement lift in lieu thereof, in accordance with Article IX, in substitution for an Aircraft when such Aircraft is undergoing scheduled heavy maintenance.

(h) Insurance as set forth in Section 13.1; provided that, DHL shall reimburse ABX for Reimbursable Expenses related to the aircraft hull and liability insurance and cargo insurance as set forth in Sections 13.1(a), (c) and (f), including related brokerage fees, according to the procedure set forth in Section 7.4. For the avoidance of doubt, DHL shall have no obligation to reimburse ABX for aircraft hull and liability insurance, cargo insurance and related brokerage fees for aircraft and cargo that are not operated under this Agreement.

(i) Flight planning, flight following and dispatch services, including ARINC or other radio communications services.

(j) All administrative and overhead services of ABX including the provision of overfly authorizations, landing permits, en-route navigation and air traffic control approvals, (provided that DHL shall reimburse ABX for its Reimbursable Expenses associated with overfly authorizations, landing permits, en-route navigation and air traffic control approvals).

(k) All facilities necessary for the provision of the Services, provided that DHL shall provide access to reasonable facilities at CVG and the stations identified in the Flight Schedule as required and consistent with past practice and this Agreement at no charge.

(l) ABX shall, at the request of DHL, conduct a class not more than once every six (6) months to qualify DHL training personnel in ABX’s FAA-approved aircraft loading, unloading and hazardous material programs. DHL shall make available for ABX’s use without charge reasonable classroom space at its facilities at CVG for this purpose, and such training shall be conducted in accordance with a mutually acceptable schedule. The training shall be designed for the purpose of qualifying such DHL training personnel to, in turn, train the employees of DHL and its contractors to perform ramp, cargo loading and hazardous material operations in compliance with ABX’s FAA-approved programs.

Section 5.2 Equipment and Services to be Provided by DHL. Except to the extent provided in Section 5.1 above, and without limiting its obligations hereunder, DHL shall pay for and provide or cause to be provided, in a manner compliant with ABX’s operational requirements, the following personnel, services, equipment and other items as necessary for the performance of the Services hereunder:

(a) All costs, including ABX’s Reimbursable Expenses, related to all aircraft fuel, and deicing fluids, including any related taxes (and environmental assessments) and all costs for the delivery or application thereof, utilized in the performance of the Services. The “Fuel Policies and Procedures” set forth in Exhibit I will apply in connection with DHL’s provision of fuel hereunder. All deicing services will be accomplished in accordance with ABX’s FAA-approved deicing program.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(b) All costs, including ABX’s Reimbursable Expenses, for all aircraft ground handling services, including deicing services, at all locations, including ground power units, air start units, stairs, towing/pushback services, aircraft marshalling and ground handling personnel necessary to ABX’s performance of the Services, except for the equipment to be provided without charge or markup by ABX pursuant to Section 5.1(e).

(c) Airport security required in connection with the Services.

(d) All cargo and mail handling activities, including: (i) the preparation and packaging of cargo and mail, including any buildup, breakdown and containerization thereof; (ii) the warehousing of cargo and mail; (iii) all Unit Load Devices (“ULDs”), containers, pallets, nets, tie downs, tensioning equipment, and specialized cargo and mail handling equipment; (iv) the pickup and delivery, ground transportation and ramp positioning and de-positioning of cargo and mail; (v) the loading and unloading of the Aircraft; and (vi) all cargo documentation, including manifests, weight and balance preparation, hazardous material notification to Flight Crews, and any other such documentation necessary to the performance of the Services. DHL shall ensure and require that all personnel performing such services are fully trained and qualified, and that all required training and evaluations are current and documented, in accordance with ABX’s FAA-approved programs and, further, that all equipment employed in providing such services are serviceable, as determined in accordance with applicable FAA standards and ABX’s FAA-approved programs. ABX delegates to DHL, and DHL accepts the delegation of, the cargo security inspection functions mandated by the TSA, including as prescribed in the Full All-Cargo Aircraft Operator Standard Security Program and ABX’s FAA-approved programs. DHL will prepare and maintain logs of any such inspections under procedures mutually developed between DHL and ABX. DHL shall indemnify and hold the ABX Indemnified Parties, as defined herein, harmless from any and all loss, damage or liability arising from, out of or related to, the actions or omissions of the DHL employees, agents and contractors under this Section 5.2(d) except to the extent caused by or attributable to the gross negligence or willful misconduct of an ABX Indemnified Party.

(e) All costs, including ABX’s Reimbursable Expenses, related to landing and/or departure fees, aircraft parking and ramp use for the Aircraft at the stations identified in the Flight Schedule.

(f) All additional costs, including Reimbursable Expenses, associated with or resulting from Aircraft diversions for adverse weather conditions necessary to ABX’s performance of the Services, provided that such reimbursement shall be limited to situations involving more than one (1) Aircraft. All additional costs, including Reimbursable Expenses, associated with or resulting from Aircraft diversions due to leaking, smoking or otherwise damaged cargo, except to the extent attributable to the gross negligence or willful misconduct of ABX.

(g) All customs fees, duties, royalties and taxes and related fines, penalties or claims and USDA charges incurred by either Party (including reasonable attorneys’ fees incurred by ABX), except to the extent attributable to the gross negligence or willful misconduct of ABX, its Affiliates or any of their respective directors, officers, employees or subcontractors.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(h) ABX’s Reimbursable Expenses for heavy maintenance (C-check and above) services and for the overhaul of the auxiliary power units and landing gears for the Aircraft as set forth in this Agreement.

(i) DHL shall make available for ABX’s use, in connection with the Services, without charge, a reasonable amount of space at DHL’s facility at the Cincinnati and Northern Kentucky International Airport (“CVG”) and, as required in connection with the Services, at stations identified in the Flight Schedule that ABX may use for Flight Crew staging, parts storage and administration. Unless otherwise agreed by the Parties, such space at CVG will initially be that space occupied by ABX and its Affiliates as of December 31, 2009, although such space may be reasonably relocated or the amount of space may be reasonably adjusted from time to time during the Term, provided that such adjustments do not increase the costs incurred by ABX in performing the Services.

5.3 Potential Engagement of ABX or Affiliate of ABX. By a separate agreement (a “Managed Services Agreement”), DHL may engage ABX or an Affiliate of ABX to provide, or cause to be provided through contractors whose competitive bids have been reviewed and approved in advance in writing by DHL as and to the extent required in such Managed Services Agreement, some or all of the services DHL is obligated to provide or cause to be provided under this Agreement, including some or all of those services set forth above in Section 5.2 or pursuant to the Fuel Policies and Procedures attached hereto as Exhibit I. DHL will pay ABX or such Affiliate of ABX a mutually acceptable monthly fee to manage those services set forth in the Managed Services Agreement.

ARTICLE VI

PRICE FOR SERVICES

Section 6.1 Weekly Base Rate and Weekly Variable Rate. As compensation for the Services hereunder, DHL shall pay to ABX the Weekly Base Rate and Weekly Variable Rate specified in Exhibit G, in accordance with the terms set forth in Article VII and subject to adjustment from time to time in accordance with Exhibit H.

Section 6.2 Arrival Performance Incentive/Disincentive. DHL will pay to ABX as provided herein a financial incentive bonus (the “Monthly Incentive Bonus”) for achieving an Arrival Performance greater than or equal to [*] percent ([*]%) during such month. Alternatively, ABX will provide DHL with a credit as provided herein (the “Monthly Disincentive Credit”) against amounts owed by DHL to ABX hereunder as a financial disincentive for achieving an Arrival Performance less than [*] percent ([*]) during such month. The Monthly Incentive Bonus and the Monthly Disincentive Credit to which ABX may be entitled or subject to each month, are set forth in the table below, and such amounts will be subject to escalation on April 1st of each year in accordance with Section 1(b)(ii) of Exhibit H. For the avoidance of doubt, payment to ABX of a Monthly Incentive Bonus or Monthly Disincentive Credit shall not cure an ABX Event of Default under Section 16.1(a).

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Arrival Performance Incentive/Disincentive Table

[*]

Section 6.3 Third Party Services.

(a) ABX may use the Aircraft to provide air cargo transportation services to third parties so long as (i) such usage does not interfere in any material respect with ABX’s performance of the Services, (ii) ABX does not solicit DHL’s customers in competition with DHL or its Affiliates, (iii) such usage does not involve ABX providing air transportation services to major integrated international air express delivery companies with annual revenues in excess of $5 billion (other than the United States Postal Service or any Affiliate of DHL), (iv) an ABX Event of Default shall not have occurred and be continuing hereunder; provided, however, that the occurrence of an ABX Event of Default shall not restrict ABX’s use of the Aircraft to provide any such third party services not otherwise prohibited by this Section which ABX is contractually obligated to provide at the time such ABX Event of Default occurs, and (v) DHL approves such usage in advance, based on the proposed routes, dates and times thereof, which approval shall not be unreasonably withheld, conditioned or delayed.

(b) If ABX provides air cargo transportation services to or for third parties using one or more of the Aircraft on a charter, wet lease, ACMI or other contractual basis (such services hereinafter referred to as “Supplemental Flying”), then ABX shall pay to DHL a fee in the amount of $[*] per day, or portion thereof, for each day that ABX utilizes the Aircraft for Supplemental Flying, which fee shall be payable as described in Section 6.3(d). Except as set forth herein, all revenue from such Supplemental Flying shall inure to the benefit of ABX. ABX shall be responsible for all of its operating costs including allocated power-by-the-hour fees incurred in respect of, and DHL shall have no obligation to reimburse ABX for any costs associated with, Supplemental Flying.

(c) ABX is a member of the U.S. Civil Reserve Air Fleet (“CRAF”) and may utilize one or more of the Aircraft to fulfill its obligations thereunder, provided, however, that ABX shall make commercially reasonable efforts to minimize the impact of its participation in the CRAF on the performance of the Services. In the event that ABX voluntarily operates an Aircraft in support of the CRAF, then ABX shall pay to DHL a fee in the amount of $[*] per day for each day that ABX utilizes the Aircraft in support of the CRAF, which fee shall be payable as described in Section 6.3(d). ABX shall be responsible for all of its operating costs including allocated power-by-the-hour fees incurred in respect of, and DHL shall have no obligation to reimburse ABX for any costs associated with, the operation of an Aircraft in support of the CRAF.

(d) On or about the 6th business day of each month, ABX will provide to DHL a detailed statement setting forth its utilization of any Aircraft for Supplemental Flying or CRAF Services during the prior month and a credit memo in the amount of the fees owing to DHL related to such utilization. DHL may deduct such amount from any payments made to ABX pursuant to this Agreement.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(e) Upon the provision of reasonable notice, ABX may reasonably request the use of an Other DHL Aircraft for use as a Spare Aircraft. In such case, ABX shall pay to DHL a fee in the amount of $[*] per day, or portion thereof, for each day that ABX utilizes the Aircraft as a Spare Aircraft, which fee shall be payable as described in Section 6.3(d). Except for the fee provided in this Section, ABX’s performance of the Services utilizing an Other DHL Aircraft in accordance with this Section shall otherwise be considered the same as if the Services had been performed utilizing an Aircraft for purposes of this Agreement.

ARTICLE VII

PAYMENT TERMS

Section 7.1 Weekly Base Rate. DHL will pay to ABX the Weekly Base Rate in advance and without demand on Monday (or if Monday is not a Business Day, the first Business Day thereafter) of each week during the Term in accordance with Section 7.6 below.

Section 7.2 Weekly Variable Rate. DHL will pay to ABX the Weekly Variable Rate in advance and without demand on Monday (or if Monday is not a Business Day, the first Business Day thereafter) of each week during the Term in accordance with Section 7.6 below. On or about the sixth (6th) Business Day of each month, ABX will provide to DHL a written statement setting forth in reasonable detail any adjustments to the Weekly Variable Rate to reflect the actual costs incurred by ABX for the power-by-the-hour rates under the Delta Engine Agreement and Delta Component Agreement and the cost-per-landing rates under the Bridgestone Agreement, or any successor to those agreements, during the prior month. Within ten (10) Business Days of DHL’s receipt of such statement and in accordance with Section 7.6 below, (i) DHL will reimburse ABX for any amount by which such actual costs incurred by ABX exceeded the Weekly Variable Rate during the prior month; or (ii) ABX will provide to DHL a credit memo for any amount by which the Weekly Variable Rate exceeded such actual costs incurred by ABX during the prior month, whereupon DHL may deduct such amount from any payments to be made to ABX pursuant to this Agreement.

Section 7.3 Monthly Incentive Bonus/Monthly Disincentive Credit. ABX shall provide to DHL on or about the sixth (6th) Business Day of each month, a calculation of the Arrival Performance for the previous month, along with an invoice for the Monthly Incentive Bonus earned or a credit memo for the Monthly Disincentive Credit to which ABX is subject, along with reasonable supporting documentation. Subject to the Disputes provision of Section 7.8 below, DHL shall pay to ABX the Monthly Incentive Bonus earned for the prior month within ten (10) Business Days of receipt of ABX’s invoice, in accordance with Section 7.6 below. Alternatively, subject to the Disputes provision of Section 7.8 below, DHL may deduct the Monthly Disincentive Credit from any payments to be made to ABX pursuant to this Agreement upon the receipt of ABX’s credit memo.

Section 7.4 Reimbursable Expenses. ABX shall provide to DHL on or about the sixth (6th) Business Day of each month, an invoice, along with reasonable supporting documentation, including any underlying supporting invoices, and proof of payment to any third party suppliers or service providers of the invoices, for the Reimbursable Expenses paid by ABX in relation to the items set forth in Exhibit K in the previous month. DHL shall not accept invoices or be obliged to reimburse ABX for items or services not set forth in Exhibit K, except to the extent otherwise expressly provided herein. Subject to the Disputes provision in Section 7.8 below, DHL shall pay ABX within ten (10) Business Days of receipt of ABX’s invoice, in accordance with Section 7.6 below.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 7.5 DHL Note. The principal amount of the DHL Note shall be reduced in equal installments of $516,667 at the end of each of the first 59 months of the Term and shall be further reduced by $516,647 at the end of the 60th month of the Term, resulting in the DHL Note being extinguished in its entirety as of the expiration of the Term. Further, and notwithstanding that certain DHL Letter Agreement, DHL will reimburse ABX for the semi-annual interest payments under the DHL Note within two (2) Business Days of DHL’s receipt of the payment thereof from ABX through the expiration or termination of this Agreement. The Parties will amend the DHL Note as of December 31st of each year during the Term to reflect the annual reduction in the principal amount thereof. In the event this Agreement is terminated in accordance with Section 4.2(a) prior to the extinguishment of the DHL Note, the then remaining principal amount of the DHL Note shall be extinguished in its entirety and DHL shall return to ABX the DHL Note along with reasonable documentation confirming that the DHL Note has been satisfied in full. In the event this Agreement is terminated in accordance with Section 4.2(b) prior to the extinguishment of the DHL Note pursuant to this Section, the then remaining principal amount of the DHL Note shall remain outstanding.

Section 7.6 Payment to ABX by Wire Transfer. DHL shall make all payments to ABX under this Agreement in the lawful currency of the U.S. by unconditional wire transfer of immediately available funds to the following account, or to such other account as may be designated by ABX to DHL in writing from time to time:

Account Name: ABX Air, Inc.

Financial Institution: [*]

Address: [*]

ABA Number: [*]

Account Number:[*]

Section 7.7 No Setoff; Interest. Except to the extent expressly provided in Sections 6.3(d), 7.2 and 7.3, DHL shall have no right of offset or deduction for amounts owing or claimed to be owing to DHL. Further, any payment or credit not made when due will bear interest at a rate per annum equal to the thirty (30) day London Inter-Bank Offering Rate plus two percent (2%) from the date which is two (2) Business Days after the due date of the past due payment until ABX or DHL receives the applicable payment or credit, as applicable.

Section 7.8 Disputes. In the event that any invoice, payment, credit or other amount is reasonably disputed, the disputing Party shall notify the other Party of such dispute on or before the date that such invoice, payment or credit is due to be paid or issued (the “Notification Date”). The notification of a dispute shall not relieve the disputing Party of its obligations with respect to any non-disputed amounts. As soon as possible after receipt of notification of a dispute, the Parties shall convene their responsible managers in order to resolve such dispute in good faith and through the application of reasonable commercial efforts. In the event that the responsible managers are unable to resolve such dispute within fifteen (15) days after the Notification Date, then such dispute shall be escalated to the CEOs of ABX and DHL, respectively, for resolution. In the event that the CEOs of ABX and DHL are unable to resolve the dispute within thirty (30) days after the Notification Date, then the Parties may pursue their respective rights in accordance with Article XVI.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 7.9 Taxes. ABX shall be liable for, and agrees to pay, all taxes associated with this Agreement that are properly imposed upon ABX, including all taxes imposed upon the income or gross receipts of ABX, and any other taxes that are properly imposed upon ABX. DHL shall be liable for, and agrees to pay, all taxes associated with this Agreement that are properly imposed upon DHL, including sales/use taxes, excise taxes, value added taxes, transfer taxes or any other similar taxes that are imposed upon DHL. In the event that either ABX or DHL fails to pay the taxes specified above and such tax is levied upon, assessed against, collected from or otherwise imposed upon the other Party, the Party responsible for such taxes shall immediately indemnify, defend and hold the other harmless from and against all such indemnified taxes, including any interest or penalties associated with such taxes.

ARTICLE VIII

CARGO AND HAZARDOUS MATERIALS

Section 8.1 DHL Employees as Agents of ABX. Notwithstanding Section 11.6, DHL and its employees, agents and contractors shall be authorized to act as agents of ABX in connection with the issuance of airbills and other transportation documents, in the acceptance of materials and goods from shippers and in determining their suitability for air transportation and any other matters reasonably related thereto. In such capacity, DHL and its employees, agents and contractors shall be governed by and shall act in compliance with ABX’s FAA or TSA-approved security program, its policies and programs for the acceptance or rejection of hazardous materials or dangerous goods, its policies and procedures for DOT, FAA, and TSA compliance, in compliance with all Legal Requirements applicable to the provision of air transportation, including import/export laws, customs laws, and other commercial laws restricting or allowing such transportation, and in compliance with the GOM. DHL and its employees, agents and contractors shall be authorized to act as an agent for ABX in determining whether to cause any materials or goods to be transported by ABX or to cause such materials or goods to be transported by any other U.S. air carrier or foreign carrier on an interline or any other basis. Such authorization shall include the power to complete and deliver interline manifests, airbills or other required transportation documents. In such capacity, DHL employees, agents and contractors will meet or exceed the Legal Requirements applicable to ABX in regard to employee training and qualifications for weight and balance, hazardous material recognition, alcohol and drug testing, employee background checks and similar matters, in accordance with regulatory requirements for employees in safety sensitive positions. DHL shall indemnify and hold harmless the ABX Indemnified Parties, as defined herein, from any and all loss, damage or liability arising from, out of or related to, the actions or omissions of the DHL employees, agents and contractors under this Section 8.1 except to the extent caused by or attributable to the gross negligence or willful misconduct of an ABX Indemnified Party.

Section 8.2 Procedures Under GOM. ABX shall be entitled to audit employees, agents and contractors of DHL in the performance of the loading (including with respect to hazardous materials), weight and balance calculations, ramp operations and fueling operations required by the FAA to be performed hereunder. DHL’s employees, agents and contractors shall

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

not become the employees of ABX as a consequence thereof, but shall be acting as agents for ABX when performing such loading, weight and balance, ramp operations and fueling operations or calculations. Any employees, agents or contractors not qualified or capable of performing such work shall be identified to DHL by ABX, and if requested to do so by ABX, such employees, agents or contractors shall be promptly removed from doing such work.

Section 8.3 Transportation of Hazardous Materials. DHL shall have the right to tender for transport on the Aircraft, cargo of a dangerous, hazardous or offensive nature provided that (i) such cargo is properly identified, packed, marked, labeled and placarded in accordance with applicable IATA and ICAO/FAA dangerous goods and hazardous materials regulations and is accompanied by a duly signed “shipper declaration of dangerous goods,” and (ii) such transportation is in compliance with the GOM and Legal Requirements and (iii) ABX is authorized to carry such cargo.

Section 8.4 Registration; Qualification. ABX shall at all times during the Term of this Agreement cause itself to be registered with the FAA and otherwise ensure that it is properly qualified to transport cargo of a dangerous, hazardous or offensive nature on a current up-to-date basis to the same extent that it is so registered and qualified as of the Effective Date.

Section 8.5 Hazardous Cargo. ABX may reasonably refuse to operate an Aircraft loaded with any cargo that cannot be transported in accordance with applicable dangerous goods and hazardous materials regulations; or any cargo which reasonably would endanger the safety of the flight; or any cargo which is not reasonably loaded within the cubic capacity of the Aircraft; or any cargo which exceeds the operational weight limitation of the Aircraft.

Section 8.6 Aircraft Payload; Limitations. The maximum cargo payload for each flight of each Aircraft will be in accordance with applicable FAA-approved aircraft limits. The actual cargo payload capable of being carried on any Aircraft shall be limited to either the weight or volume depending on which is exhausted first. Payload weight or volume limits are approximate only and are not guaranteed. Operating conditions or applicable FAA requirements may result in an increase or decrease in payload weight or volume limit.

ARTICLE IX

SPARE AIRCRAFT; SUBSTITUTE AIRCRAFT

Section 9.1 Spare Aircraft. ABX shall make commercially reasonable efforts to provide and operate one or more Spare Aircraft, as necessary, on all or part of an air route pursuant to the Flight Schedule in substitution for an Aircraft when such Aircraft is unavailable to perform the Services pursuant to the Flight Schedule due to an Airline Controllable Delay. In the event that ABX is unable to provide a Spare Aircraft in accordance with this Section, then any missed route or delay that could reasonably have been avoided by ABX’s deployment of such Spare Aircraft shall be included in the determination of ABX’s Arrival Performance.

In addition, ABX shall, subject to availability as determined by ABX in its discretion, make one or more Spare Aircraft available to DHL in order: (i) to perform flights not part of the Flight Schedule at DHL’s reasonable request and upon the provision of reasonable notice; or (ii) to substitute for an Aircraft that is unavailable due to a reason that is not attributable to an Airline

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Controllable Delay. In each such case: (i) DHL shall compensate ABX at the rate of $[*] per day, or portion thereof, for the use of such Spare Aircraft; and (ii) to the extent that such Spare Aircraft is unavailable to substitute for an Aircraft that is unavailable due to an Airline Controllable Delay, then the unavailability of such Spare Aircraft shall not count against ABX in the calculation of ABX’s Arrival Performance for the relevant period. Except for the fee provided in this Section, ABX’s performance of the Services utilizing a Spare Aircraft in accordance with this Section shall otherwise be subject to the terms and conditions of this Agreement.

Section 9.2 Substitute Aircraft. ABX, at its sole cost and expense and in its sole discretion, may from time to time arrange for an Affiliate of ABX which is a Part 121 air carrier to operate all or part of an air route pursuant to the Flight Schedule in substitution for ABX, provided that: (a) DHL approves in writing and in advance such substitution, which approval shall not be unreasonably withheld, conditioned or delayed; (b) ABX causes the Affiliate to operate one or more aircraft on that air route having the aggregate capacity and other aircraft performance characteristics reasonably necessary to handle DHL’s payload and Flight Schedule and timing requirements on such air route, and; (c) ABX reimburses DHL for any fuel, landing fees or other costs in excess of those that DHL would have incurred had the air route been operated by ABX utilizing an Aircraft. In such event, the substitute air carrier’s performance on an air route will be utilized in determining ABX’s Arrival Performance, as though ABX had operated such air route.

ARTICLE X

OPERATIONS CONTROL REPORTING PROCEDURES

Section 10.1 ABX agrees to adhere to the following reporting procedures, pursuant to which DHL and ABX shall each designate one or more authorized representatives from time to time, as provided below:

(a) Once daily at a time reasonably specified by DHL, ABX will fax or e-mail to DHL’s authorized representative, a report (an “Aircraft Status Report”), the form of which will be mutually agreed upon between the Parties, which indicates the status of each Aircraft then in service under this Agreement.

(b) Should any material changes to an Aircraft’s status occur, ABX will, within a reasonable period of time, communicate by telephone, e-mail, or fax the current status of that Aircraft to DHL’s authorized representative.

(c) Any flight interruptions, diversions, weather holds, ATC delays or other factors that impact a scheduled flight will be promptly communicated by ABX to DHL’s authorized representative. ABX will discuss options and a plan of action with DHL’s authorized representative to return the flight to the published schedule.

(d) Any Temporary Schedule Changes to the Flight Schedule for any day will be sent by DHL via fax or e-mail to ABX’s authorized representative with a time and date of requested change. ABX agrees to respond as soon as reasonably practicable confirming the requested change or documenting the reason the change cannot be accommodated.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(e) All aircraft departure, arrival and estimated time of arrival messages will be sent via fax or e-mail to ABX’s authorized representative and should include a delay reason if the flight does not operate within the published schedule times.

(f) Each day, ABX will submit to DHL by fax or e-mail a report (a “Daily Flight Summary Report”) of the prior day’s flight activity, the form of which will be mutually agreed upon between the Parties and which will include any Supplemental Flying or CRAF Services.

(g) The Parties will reasonably coordinate with each other in tracking the Arrival Performance.

ARTICLE XI

CONTROL, DIRECTION AND OPERATING AUTHORITY

Section 11.1 Carrier Authority. ABX, pursuant to its statutory and regulatory obligations as the certificate holder, shall have complete and exclusive responsibility for the operation, maintenance and safety of the Aircraft, and for compliance with all applicable Legal Requirements of any Governmental Authority having jurisdiction over the operation, maintenance and safety of the Aircraft and the Services to be provided hereunder, including the Legal Requirements of the FAA and the DOT. Notwithstanding any other provision herein or in any other agreement between the Parties providing for any other allocation of responsibility or for the payment of any costs or expenses incurred by any Person in conjunction with the Services, any such provision is not intended to derogate in any way from ABX’s sole responsibility for the operation, maintenance and safety of the Aircraft and for compliance with all applicable Legal Requirements.

Section 11.2 Flight Crew Control. The captain of the Flight Crew for each flight of an Aircraft shall be responsible for the technical operation of the Aircraft and safe performance of the flight and shall retain full authority, control and possession of the Aircraft. In particular, the captain of the Aircraft shall for the purpose of safe performance of the flight have reasonable discretion in all matters concerning the preparation of the Aircraft for the flight, the load carried and its distribution, insofar as such matters affect the safety of the Aircraft, the decision whether or not a flight shall be undertaken, and all other matters relating to the technical operation of the Aircraft. The operation of the Aircraft shall be carried out in accordance with the standards and practices of ABX as set out in its Flight Operations Manual and other operating manuals as approved by the FAA.

Section 11.3 Authorizations. The performance of each flight provided for herein shall be subject to the timely issuance of such approvals, clearances, permits and operating authorities as may be required by any Governmental Authority for the operation of such flight, including, landing, transit and overflight, as may be necessary or advisable.

Section 11.4 Access to Locations. DHL shall provide access to and use of certain space or locations at facilities leased or licensed by DHL at the airports to be served under this Agreement in order to enable, under appropriate FAA or TSA security requirements, ABX, its Affiliates or the respective employees, agents or subcontractors thereof, as may be required to perform the Services, (i) to deliver materials and goods to the Aircraft and to retrieve such

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

materials and goods from the Aircraft, (ii) to provide the operational support for the Aircraft that is contemplated hereunder, (iii) to store Aircraft, spare parts and materials, mechanic’s equipment and provide work space, and (iv) to interact with DHL. At any airport where ABX provides the Services, ABX and DHL shall use their respective commercially reasonable efforts to obtain all credentials and make all arrangements with the airport as shall be required to allow ABX and DHL employees to have access to the airport operations areas of such airports in accordance with the security plans or arrangements in place at such airports pursuant to the Legal Requirements issued by the FAA, DOT and TSA. Employees of each of the Parties shall act in accordance with the requirements of ABX’s FAA and TSA-approved security plan or the plans and arrangements in effect at any airport receiving Services hereunder, including the maintenance of known shipper lists, the screening of materials or goods placed aboard any aircraft, including the Aircraft hereunder, and the restrictions on access to any airport areas where security limitations are imposed.

Section 11.5 Operating Requirements. Neither ABX nor DHL shall use or operate any Aircraft, or permit any Aircraft to be used or operated, in violation of any Legal Requirement, or contrary to any condition of any insurance policy, airworthiness certificate, license, registration or regulation relating to such Aircraft. ABX shall be responsible for and shall defend, indemnify and hold harmless the DHL Indemnified Parties, as defined herein, from and against all penalties, fines or other expenses imposed by the FAA or any other Governmental Authority due to violations of any laws, rules or regulations by ABX, except to the extent the same results from the acts or omissions of a DHL Indemnified Party. DHL shall be responsible for and shall defend, indemnify and hold harmless the ABX Indemnified Parties, as defined herein, from and against all penalties, fines or other expenses imposed by the FAA or any other Governmental Authority due to violations of any laws, rules or regulations by DHL, except to the extent the same results from the acts or omissions of an ABX Indemnified Party.

Section 11.6 Independent Contractors. ABX and DHL are independent contractors and, without waiving any rights or remedies hereunder in favor of either, each shall not in any manner supervise, direct or control the other’s performance under this Agreement. ABX shall not in any manner supervise, direct or control any of the DHL employees or DHL’s performance under this Agreement. DHL shall not in any manner supervise, direct or control any of ABX’s employees or ABX’s performance under this Agreement. The employees of ABX engaged in performing the Services hereunder shall be considered employees of ABX for all purposes and under no circumstances shall be deemed employees of DHL. Employees of DHL and its customers and contractors shall be considered employees of DHL or its customers or contractors, as the case may be, for all purposes and under no circumstances shall be deemed employees of ABX. Nothing in this Agreement shall be construed as giving one Party to this Agreement control over the managerial, financial, administrative or personnel practices, policies or procedures of the other Party. ABX and DHL each shall have full and exclusive liability for the payment of workers’ compensation and employer’s liability insurance premiums with respect to their respective employees and for the payment of all compensation, taxes, contributions and other payments for unemployment compensation or annuities now or hereinafter imposed upon employers by the U.S. or by any state or local authority with respect to such employees.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

ARTICLE XII

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 12.1 Representations, Warranties and Covenants of ABX. ABX hereby represents, warrants and covenants to DHL as follows:

(a) ABX is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

(b) ABX has the corporate power to execute and deliver this Agreement;

(c) The making, execution and performance of this Agreement by ABX (i) has been duly authorized by all necessary corporate action, and (ii) except to the extent resulting from actions taken by DHL or its Affiliates, does not and will not, with or without the passage of time or the giving of notice, violate, breach or contravene any provision of or constitute a default under (A) any material provision of any applicable Legal Requirement, (B) the certificate of incorporation or bylaws of ABX, (C) any material license or permit under which ABX conducts its business, or any insurance required hereunder, or (D) any material contract, indenture, agreement or other instrument binding on ABX or its Affiliates;

(d) This Agreement constitutes a legally valid and binding agreement of ABX, enforceable against ABX in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and remedies and general principles of equity;

(e) ABX has at the Effective Time, and shall maintain during the Term, the requisite authority from the FAA, the DOT and each other applicable Governmental Authority to provide the Services; ABX is at the Effective Time, and shall perform the Services during the Term, in compliance in all material respects with all Legal Requirements;

(f) ABX shall operate, maintain, service and repair, or cause to be operated, maintained, serviced and repaired, the Aircraft, including spare engines and spare parts, in all material respects in accordance with all Legal Requirements, including ABX’s FAA-approved maintenance program, the Aircraft Lease Agreements and the terms hereof;

(g) ABX shall (i) be solely responsible for the operational control of the Aircraft, (ii) operate the Aircraft, in all material respects, in a safe, skilled and competent manner and in accordance with all applicable Legal Requirements, including those of the FAA, the DOT, the TSA and the airports served, and (iii) provide qualified Flight Crews for each flight in accordance with such Legal Requirements;

(h) ABX and the collective bargaining representative for ABX’s pilot employees have ratified a tentative agreement amending the Collective Bargaining Agreement on terms consistent with the Memorandum of Understanding between ABX and DHL dated as of February 12, 2010 and ABX’s proposal that was disclosed to DHL in negotiations thereto. The tentative agreement between ABX and the collective bargaining representative for the ABX pilot employees is effective as of the date hereof and includes a 5-year term. Furthermore, ABX and the collective bargaining representative for the ABX pilot employees have expressly agreed that the exclusivity provisions described in Section 3.7(c) hereof terminate as of the amendable date of such tentative agreement (i.e., they shall not continue in any negotiation, rollover or extension period);

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(i) DHL has no relationship with the collective bargaining representative for the Flight Crews and undertakes no obligations whatsoever to the collective bargaining representative for the Flight Crews under any agreement or under any collective bargaining agreement to which ABX or its Affiliates is a party; and

(j) ABX shall notify DHL in writing as promptly as practicable of the existence of any strike, lockout, job action, industrial disturbance, service disruption or other labor dispute that could reasonably be expected to impair ABX’s ability to perform the Services hereunder.

Section 12.2 Representations, Warranties and Covenants of DHL. DHL hereby represents, warrants and covenants to ABX as follows:

(a) DHL is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio;

(b) DHL has the corporate power to execute and deliver this Agreement;

(c) The making, execution and performance of this Agreement by DHL (i) has been duly authorized by all necessary corporate action, and (ii) except to the extent resulting from actions taken by ABX or its Affiliates, does not and will not, with or without the passage of time or the giving of notice, violate, breach or contravene any provision of or constitute a default under (A) any material provision of any applicable Legal Requirement, (B) the certificate of incorporation or bylaws of DHL, (C) any material license or permit under which DHL conducts its business, or any insurance required hereunder, or (D) any material contract, indenture, agreement or other instrument binding on DHL or its Affiliates;

(d) This Agreement constitutes a legally valid and binding agreement of DHL, enforceable against DHL in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and remedies and general principles of equity;

(e) DHL and its employees shall comply in all material respects with all Legal Requirements and the GOM in connection with its performance hereunder; and

(f) DHL shall notify ABX in writing as promptly as practicable of the existence of any strike, lockout, job action, industrial disturbance, service disruption or other labor dispute that could reasonably be expected to impair ABX’s ability to perform the Services hereunder.

ARTICLE XIII

INSURANCE

Section 13.1 Insurance. Each Party hereto will at all times during the Term, cause to be carried and maintained at its sole cost and expense the applicable insurance coverage, in an amount not less than the amount stated, and containing the provisions, terms and conditions, all as set forth below.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(a) Hull and Liability Insurance.

(i) ABX will be responsible for and cause to be maintained, at its sole cost and expense, “all risk” hull insurance (including aircraft hull and spares deductible insurance in an amount of not less than $900,000 each and every loss each aircraft/engine excess of $100,000 each and every loss each aircraft/engine, war risk hull and terrorism insurance) for the Aircraft covered by this Agreement, with a waiver of subrogation in favor of DHL.

(ii) ABX will be responsible for and cause to be maintained, at its sole cost and expense, aircraft liability insurance, including war risk insurance, for bodily injury, including death and property damage to third parties, passengers (including couriers), and including products and completed operations and contractual liability, in the amount of not less than $1,000,000,000 per occurrence combined single limit. In addition, ABX will be responsible for and cause to be maintained personal injury liability insurance in an amount of not less than $25,000,000 per occurrence. All coverage will name DHL as an additional insured, and will provide that any modification, alteration and/or change which is material and adverse to DHL, or any cancellation or non-renewal by ABX or its insurer shall only be effective as to DHL upon receipt by DHL of thirty (30) days prior written notice or otherwise to the extent of the prevailing notice period then provided by the applicable insurance markets.

(b) Workers’ Compensation Insurance and Employer’s Liability Insurance.

(i) ABX and DHL each agree to cause to be obtained and maintained, with respect to each Party’s own employees, and at each Party’s sole cost and expense, statutory Workers’ Compensation Insurance covering the jurisdictions in which it operates. Each Party’s insurance policy will contain the appropriate all states endorsement as well as all foreign coverage endorsements.

(ii) Each of ABX and DHL agree to cause to be obtained and maintained, for its own account and interest, at its sole cost and expense, employer’s liability coverage in an amount not less than $1,000,000, including bodily injury by accident ($1,000,000 per accident), bodily injury by disease ($1,000,000 policy limit), and bodily injury by disease ($1,000,000 each employee).

(c) Commercial General Liability Insurance/Products Liability Insurance. ABX, at its sole cost and expense, shall cause to be obtained and maintained aviation liability insurance, including commercial general liability insurance, including contractual liability, product liability and completed operations and premises liability insurance, in form and substance reasonably satisfactory to DHL, which, without limitation, shall specifically insure the indemnity of ABX in Section 14.1(a) hereof subject to the terms and conditions of such policy, and including products liability insurance (including completed operations) with respect to any maintenance,

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modifications or repairs performed on the Aircraft by ABX, its Affiliates or any of its subcontractors, in an amount not less than $1,000,000,000, naming DHL as an additional insured thereunder and to remain in effect for at least two (2) years after the termination of this Agreement.

(d) Insurance Certificates.

(i) At the time of the execution of this Agreement, and again prior to the expiration or renewal of any policy of insurance during the Term, ABX and DHL shall exchange certificates of insurance evidencing the insurance required to be carried by ABX and DHL under this Agreement.

(ii) Any modification, alteration and/or change to such insurance which is material and adverse to DHL or to ABX, or cancellation of such insurance, shall only be effective as to DHL or ABX upon receipt by DHL or ABX of thirty (30) days’ prior written notice, or otherwise to the extent of the prevailing notice periods then provided by the applicable insurance markets.

(e) Right to Insure. In the event that either Party fails to maintain the insurance required to be obtained and maintained by it pursuant to this Section and/or to provide appropriate evidence of same, the other Party may, with reasonable advance written notice to the Party that is failing to maintain and/or provide appropriate evidence of such insurance, at its option but without any obligation, provide such insurance, where permissible by law, as to itself alone and not the failing Party, and if it so elects, which it may do in its absolute discretion. The cost of providing such substitute insurance shall be payable on demand to the Party purchasing such insurance, together with interest thereon at a rate per annum equal to the thirty (30) day London Inter-Bank Offering Rate plus two percent (2%) from and including the date of demand to any excluding the date paid.

(f) Cargo Insurance. ABX shall cause to be obtained and maintained cargo insurance in the amount of not less than $10,000,000 per occurrence, and will be liable for loss, damage, delay or destruction of goods arising out of or in any manner connected with (i) the negligence or willful misconduct of ABX, or any entities controlled by or under common control with ABX or any of their subcontractors, officers, directors, agents, servants or employees in connection with the provision of Services hereunder, or (ii) its care, custody, or control of such goods, in each case in an amount equal to the contractual requirements DHL has assumed under contract with each of its customers which may be in excess of its standard trading terms; provided, however, that ABX shall not be liable to any party under this Section for any loss, damage or destruction of goods in excess of the limits of the cargo insurance ABX is required to maintain under this Section.

(g) ABX shall procure the insurance described in Sections 13.1(a), (c) and (f) through the DHL aircraft cargo pool and related brokerage services in a manner consistent with past practice, except as otherwise agreed between the Parties.

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Section 13.2 Notification of Default. ABX or DHL as applicable shall notify the other of the occurrence of any event of default or the existence of any circumstances which, with notice or the passage of time, or both, would become an event of default under any insurance policy maintained pursuant to this Agreement promptly after ABX or DHL has knowledge thereof.

ARTICLE XIV

INDEMNIFICATION

Section 14.1 Indemnification by ABX.

(a) In addition to any other ABX indemnification obligations set forth herein, and to the fullest extent permitted by law, and subject to the limitations contained in Section 16.5, ABX agrees to defend, indemnify and hold harmless DHL, its parent, subsidiaries, Affiliates, and each of their respective officers, directors, shareholders, employees, agents, servants and contractors (the “DHL Indemnified Parties”) from and against any and all liabilities, claims, demands, suits, judgments, damages and losses, including costs and expenses (including reasonable attorneys’ fees and disbursements) (collectively, “Losses”), caused by arising out of or in connection with:

(i) the death of or injury to any person whomsoever, including employees of the ABX Indemnified Parties or the DHL Indemnified Parties, loss of, damage to, delay or destruction of any goods or property whatsoever, including cargo, the Aircraft and any property of the DHL Indemnified Parties or the ABX Indemnified Parties or third parties, in any case caused by, arising out of or in connection with ABX’s performance of the Services hereunder or its possession, use, operation or maintenance of the Aircraft, including any equipment, machinery, spare engines and spare parts utilized to provide such Services;

(ii) any misrepresentation or breach of any representation, warranty or covenant of ABX in this Agreement and its Exhibits or of ATSG in the ATSG Guaranty; or

(iii) any theft, embezzlement, forgery, fraud or other criminal act of ABX, its Affiliates or any of their respective employees.

Notwithstanding the foregoing, ABX’s indemnification obligations in clause (i) above, shall not extend to (a) Losses to the extent caused by the gross negligence or willful misconduct of one or more DHL Indemnified Parties; or (ii) Losses arising out of or in any manner connected with the loading and unloading of cargo aboard the Aircraft, unless attributable to the gross negligence or willful misconduct of one or more ABX Indemnified Parties (as defined below).

(b) DHL shall promptly notify ABX of any claim as to which indemnification is sought from ABX or any of its insurers. Subject to the rights of insurers under policies of insurance maintained pursuant to this Agreement, ABX shall have the right to investigate and the right to defend or compromise any claim for which indemnification is sought under Section 14.1(a) above, and DHL shall cooperate and cause each of the other DHL Indemnified Parties to

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cooperate, with all reasonable requests of ABX or its insurers in connection therewith. Where ABX or the insurers under a policy of insurance maintained by or on behalf of ABX undertake a defense with respect to a claim and provide reasonable notice thereof, no subsequently incurred legal fees or expenses of any DHL Indemnified Party in connection with the defense of such claim shall be indemnified hereunder unless such fees or expenses were incurred expressly at the request or with the permission of ABX. Subject to the requirements of any policy of insurance, DHL or any of the other DHL Indemnified Parties may participate at its own expense in any judicial proceeding controlled by ABX or its insurers pursuant to the preceding provisions; provided, that such party’s participation does not unreasonably interfere with such proceeding or ABX’s control thereof. Notwithstanding the above, DHL shall have the right to waive its right to indemnity and investigate and defend any claim at its own expense.

Section 14.2 Indemnification by DHL.

(a) In addition to any other DHL indemnification obligations set forth herein, and to the fullest extent permitted by law, and subject to the limitations contained in Section 16.5, DHL agrees to defend, indemnify and hold harmless ABX, its parent, subsidiaries, Affiliates, and each of their respective officers, directors, shareholders, employees, agents, servants and subcontractors (the “ABX Indemnified Parties”) from and against any and all Losses arising out of the death of or injury to any person whomsoever, including employees of the ABX Indemnified Parties or the DHL Indemnified Parties, or arising out of loss of, damage to, delay or destruction of any property whatsoever, including cargo, the Aircraft and any property of the DHL Indemnified Parties or the ABX Indemnified Parties or third parties, caused by, arising out of or in connection with:

(i) the gross negligence or willful misconduct of a DHL Indemnified Party; provided, however, that in the event a DHL Indemnified Party is acting as a ground handler pursuant to an SGHA with ABX or its Affiliate, then the liability of such DHL Indemnified Party shall be as set forth in Article 8.5 of the SGHA;

(ii) any misrepresentation or breach of any representation, warranty or covenant of DHL in this Agreement and its Exhibits or of Deutsche Post in the DP Guaranty; or

(iii) any theft, embezzlement, forgery, fraud or other criminal act of DHL, its Affiliates or any of their respective employees.

Notwithstanding the foregoing, DHL’s indemnification obligations herein shall not extend to Losses to the extent caused by the gross negligence or willful misconduct of one or more ABX Indemnified Parties.

(b) ABX shall promptly notify DHL of any claim as to which indemnification is sought from DHL or any of its insurers. Subject to the rights of insurers under policies of insurance maintained pursuant to this Agreement, DHL shall have the right to investigate and the right to defend or compromise any claim for which indemnification is sought under Section 14.2(a) above, and ABX shall cooperate and cause each of the other ABX Indemnified Parties to

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cooperate, with all reasonable requests of DHL or its insurers in connection therewith. Where DHL or the insurers under a policy of insurance maintained by or on behalf of DHL undertake a defense with respect to a claim and provide reasonable notice thereof, no subsequently incurred legal fees or expenses of any ABX Indemnified Party in connection with the defense of such claim shall be indemnified hereunder unless such fees or expenses were incurred expressly at the request or with the permission of DHL. Subject to the requirements of any policy of insurance, ABX or any of the other ABX Indemnified Parties may participate at its own expense in any judicial proceeding controlled by DHL or its insurers pursuant to the preceding provisions; provided, that such party’s participation does not unreasonably interfere with such proceeding or DHL’s control thereof. Notwithstanding the above, ABX shall have the right to waive its right to indemnity and investigate and defend any claim at its own expense.

Section 14.3 Survival. All indemnity obligations accrued or incurred by ABX or DHL during the Term (and any Renewal Period or Mandatory Renewal Period, as applicable) shall survive the expiration or termination of this Agreement.

Section 14.4 Cooperation. In the case of any claim indemnified hereunder, the indemnified party agrees to cooperate with the indemnifying party and its insurers as any of them may reasonably request in the exercise of their rights to investigate, defend or compromise any such claim or as may be required to retain the benefits of such insurance with respect to any such claim.

Section 14.5 Subrogation. The indemnifying party shall be subrogated to the rights and remedies of the indemnified party on whose behalf any such claim was paid or for which indemnification is otherwise sought with respect to the condition or event giving rise to such claim. Should the indemnified party receive any refund, in whole or in part, with respect to any claim paid by the indemnifying party or its insurers hereunder, the indemnified party shall promptly pay the amount refunded over to indemnifying party after all other valid financial obligations directly related to the indemnity at issue are discharged.

ARTICLE XV

FORCE MAJEURE

Section 15.1 Suspension of Obligations. Except as specifically provided in this Article XV, if either Party hereto is rendered unable in whole or in part by Force Majeure to carry out its obligations under this Agreement, it is agreed that the obligations of each Party, other than (i) in the case of DHL, preexisting payment obligations then due and owing and obligations for Services which have been performed by ABX under this Agreement but which have not yet been billed, and, (ii) in the case of ABX, preexisting or existing maintenance obligations under this Agreement, shall be suspended during the continuance of any inability so caused, provided that good faith endeavors by the Party giving such notice are made to remedy such cause with all reasonable dispatch. Each Party will give written notice of such Force Majeure to the other Party as soon as possible after the occurrence of the event constituting Force Majeure.

Section 15.2 Substitute Performance. If a condition of Force Majeure arises that affects ABX’s ability to provide all or part of the Services required hereunder, DHL shall have the right, but not the obligation, to perform or arrange for another party or parties to perform such Services until such time as such Force Majeure can be cured and for a reasonable period thereafter and, except as otherwise provided for herein, ABX shall be reinstated as soon as is reasonable under the circumstances.

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Section 15.3 Cancellation. In the event that DHL requests the cancellation of one or more flights as set forth in the Flight Schedule due to its inability to supply cargo for such flights, but ABX remains capable of providing the Services required hereunder, then DHL shall continue to pay ABX the Weekly Base Rate during the continuance of such inability.

ARTICLE XVI

EVENTS OF DEFAULT

Section 16.1 ABX Events of Default. The occurrence of any of the following events or conditions shall constitute an event of default by ABX hereunder (each an “Event of Default” and collectively, the “ABX Events of Default”):

(a) ABX’s failure to maintain an Arrival Performance of at least [*] percent ([*]%) in either (i) each of any two consecutive months or (ii) each of any three months (whether or not consecutive) within any trailing twelve month period;

(b) The material breach of any representation or warranty of ABX hereunder;

(c) The dissolution, liquidation, cessation of business or termination of existence of ABX or ATSG;

(d) The insolvency or bankruptcy of ATSG or ABX or the appointment of a trustee or receiver for ATSG or ABX or for a substantial part of its business, or the admission in writing by ATSG or ABX of its inability to pay its debts as they may mature;

(e) The institution by or against ABX or ATSG of bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings or any other proceedings for relief under any bankruptcy or similar federal, state or local law for the relief of debtors, provided that, if such proceeding is instituted against ATSG or ABX and is not consented to by ATSG or ABX, it is not dismissed or stayed within sixty (60) days after such institution;

(f) Any material breach or failure of ABX to observe or perform any term, condition, covenant or agreement required to be observed or performed by it hereunder;

(g) The violation of any Legal Requirement or the suspension or revocation of any license, certificate or permit necessary to conduct all or any portion of ABX’s obligations hereunder which prevents ABX from performing in any material respect its obligations hereunder, unless such violation, suspension or revocation occurred as a result of actions or omissions of DHL; and

(h) ABX’s failure to materially comply with the insurance requirements provided under Article XIII hereof.

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Section 16.2 DHL Events of Default. The occurrence of any of the following events or conditions shall constitute an event of default of DHL hereunder (each an “Event of Default” and, collectively, the “DHL Events of Default”):

(a) The failure of DHL to pay when due the compensation in accordance with Articles VI and VII and Exhibit H or any other amounts which may be payable by DHL hereunder;

(b) The material breach of any representation or warranty of DHL hereunder;

(c) The dissolution, liquidation, cessation of business or termination of the existence of DHL;

(d) The insolvency or bankruptcy of DHL or the appointment of a trustee or receiver for DHL or for a substantial part of its business, or the admission in writing of DHL of its inability to pay its debts as they mature;

(e) The institution by or against DHL of bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings or any other proceedings for relief under any bankruptcy or similar federal, state or local law for the relief of debtors, provided that, if such proceeding is instituted against DHL and is not consented to by DHL, it is not dismissed or stayed within sixty (60) days after such institution;

(f) Any material breach or failure of DHL to observe or perform any term, condition, covenant or agreement required to be observed or performed by it hereunder;

(g) The violation of any Legal Requirement or the suspension or revocation of any license, certificate or permit necessary to conduct all or any portion of DHL’s obligation’s hereunder which prevents DHL from performing in any material respect its obligations hereunder, unless such violation, suspension or revocation occurred as a result of actions or omissions of ABX; and

(h) DHL’s failure to materially comply with the insurance requirements provided under Article XIII hereof.

Section 16.3 Remedies Upon Event of Default.

a) Upon the occurrence and during the continuance of any Event of Default enumerated in Sections 16.1(c), (d) or (e) or in Sections 16.2(c), (d) or (e), the non-defaulting Party may elect to terminate this Agreement immediately in its entirety upon giving written notice of such Event of Default to the defaulting Party.

(b) Upon the occurrence and during the continuance of any Event of Default enumerated in Sections 16.1(b), (f) or (g) or in Sections 16.2(b), (f) or (g), the non-defaulting Party may, without prejudice to any other remedy which it may have at law or in equity, terminate this Agreement by giving notice of such Event of Default, and the Party receiving such notice shall have thirty (30) days from the date of receipt of such notice to cure such default. If

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the Event of Default has not been cured by midnight of the thirtieth (30th) day after receipt of such notice, this Agreement shall be deemed immediately terminated, unless such cure period has been extended in writing by the non-defaulting Party.

(c) Upon the occurrence of an Event of Default enumerated in Section 16.1(a), DHL may terminate this Agreement in its discretion in the event that ABX fails to achieve an Arrival Performance of at least [*]% for the sixty (60) day period following the date of the receipt by ABX of DHL’s notice of such default, provided that, if DHL, in its discretion, does not terminate this Agreement, then DHL’s right to terminate this Agreement arising from such default shall expire upon ABX again achieving an Arrival Performance of at least [*]% for a period of three (3) consecutive months.

(d) Upon the occurrence of any Event of Default enumerated in Section 16.2(a), ABX will give DHL notice thereof, and DHL will have five (5) Business Days from the date of receipt of such notice to cure such default. If the Event of Default has not been cured by midnight of the fifth (5 th) Business Day after receipt of such notice, ABX may, without prejudice to any other remedy which it may have at law or in equity, immediately suspend all or any portion of its performance of the Services until DHL cures such default and/or terminate this Agreement in its entirety upon written notice to DHL.

(e) Upon the occurrence and during the continuance of any Event of Default enumerated in Sections 16.1(h) or 16.2(h), the non-defaulting Party may, without prejudice to any other remedy which it may have at law or in equity, give notice of such default, and the Party receiving such notice shall have three (3) Business Days from the date of receipt of such notice to cure such default, failing which the Agreement shall be terminated immediately.

Section 16.4 Non-Exclusive Remedy. Except as expressly provided in Section 4.2(b), each Party’s rights under this Article XVI to terminate this Agreement following a DHL Event of Default or ABX Event of Default, as the case may be, shall not be deemed an exclusive remedy, but will be in addition to any other remedy the non-defaulting Party may have either at law or in equity.

Section 16.5 Limitation of Damages. Neither Party shall be liable to the other for lost profits, reputational damage or incidental, special or consequential damages, except to the extent such damages are required to be paid to a non-Affiliated third party pursuant to the indemnity obligations set forth above in Article XIV.

ARTICLE XVII

MISCELLANEOUS

Section 17.1 Cooperation and Good Faith. Each Party shall reasonably cooperate with the other and act at all times in complete good faith in seeking to effectuate the terms of this Agreement. Each of the Parties, at its own expense (except as otherwise provided in this Agreement), shall use commercially reasonable efforts to take such other and further actions and execute and deliver such other and further documents as may be reasonably necessary to effectuate this Agreement.

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treatment and have been filed separately with the SEC.

Section 17.2 Time of the Essence. The Parties acknowledge and agree that time is of the essence with respect to the matters set forth in this Agreement.

Section 17.3 Applicable Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York (other than the laws of the State of New York relating to choice of law).

Section 17.4 Jurisdiction; Waiver of Jury Trial; Attorneys’ Fees.

(a) ABX AND DHL AGREE THAT (i) THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR THE SUPREME COURT OF THE STATE OF NEW YORK LOCATED IN NEW YORK, NEW YORK OR (ii) THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF OHIO OR THE COMMON PLEAS COURT FOR THE STATE OF OHIO LOCATED IN CINCINNATI, OHIO SHALL HAVE CO-EXCLUSIVE JURISDICTION OVER ANY DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH SUBMITS ITSELF AND ITS PROPERTY TO THE CO-EXCLUSIVE JURISDICTION OF THE FOREGOING COURTS WITH RESPECT TO SUCH DISPUTES.

(b) EACH OF ABX AND DHL HEREBY (i) WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE COURTS REFERRED TO IN THIS SECTION ON GROUNDS OF AN INCONVENIENT FORUM AND (ii) WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN THIS SECTION.

(c) ABX AND DHL HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT, WHETHER SUCH ACTION IS BASED ON BREACH OF CONTRACT, TORT, OR ANY OTHER LEGAL OR EQUITABLE THEORY.

(d) IF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF, OR RELATING TO THIS AGREEMENT, ITS VALIDITY OR PERFORMANCE IS COMMENCED BY EITHER DHL OR ABX, THE PREVAILING PARTY WILL BE ENTITLED TO REIMBURSEMENT BY THE OTHER PARTY OF ALL REASONABLE COSTS, ATTORNEYS’ AND PARALEGAL FEES, AND EXPENSES INCURRED IN CONNECTION WITH THE LITIGATION.

Section 17.5 Notices. All notices, demands, consents, approvals or other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given to a Party if delivered in person or sent by overnight delivery (providing proof of delivery) to the Party at the addresses set forth below on the date of delivery, or if by facsimile or electronic mail, upon confirmation of receipt.

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(a)	If to DHL, to:

DHL Network Operations (USA), Inc. 1200 South Pine Island Road Plantation, Florida 33324
Attention: Jon Olin – EVP, General Counsel & Secretary Email: Jon.Olin@dhl.com Facsimile: (954) 888-7159

(b)	If to ABX, to:

ABX Air, Inc. 145 Hunter Drive Wilmington, Ohio 45177
Attention: Joe Payne, Vice President, General Counsel & Secretary Email: Joe.Payne@atsginc.com Facsimile: (937) 382-2452

Section 17.6 Amendments; Waivers. Subject to applicable law, this Agreement may only be amended pursuant to a written agreement executed by both ABX and DHL, and no waiver of compliance with any provision or condition of this Agreement and no consent provided for in this Agreement shall be effective unless evidenced by a written instrument executed by the Party against whom such waiver or consent is to be effective. No waiver of any term or provision of this Agreement shall be construed as a further or continuing waiver of such term or provision or any other term or provision.

Section 17.7 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns. Neither Party to this Agreement may assign its rights or delegate its obligations under this Agreement to any other Person, without the express prior written consent of the other Party. For purposes of this Section, the sale or other transfer of (i) more than a cumulative aggregate of fifty percent (50%) of the voting shares of ATSG or ABX or (ii) all or substantially all of the assets, property or business of ATSG or ABX to a major integrated international air express delivery company with annual revenues in excess of $5 billion, shall be considered an assignment by ABX for purposes of this Agreement.

Section 17.8 Execution in Counterparts. To facilitate execution, this Agreement may be executed in any number of counterparts (including by facsimile or electronic mail), each of which shall be deemed to be an original, but all of which together shall constitute one binding agreement on the Parties, notwithstanding that not all Parties are signatories to the same counterpart.

Section 17.9 Headings; Certain Construction Rules. The article and section headings contained in this Agreement are for reference purposes only and do not form a part of this Agreement and do not in any way modify, interpret or construe the intentions of the Parties. As used in this Agreement, unless otherwise provided to the contrary, (a) all references to days or

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months shall be deemed references to calendar days or months and (b) any reference to a “Section,” “Article” or “Exhibit” shall be deemed to refer to a section or article of this Agreement or an exhibit to this Agreement. The words “hereof,” “herein” and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole (including Exhibits) and not to any particular provision of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Unless otherwise specifically provided for herein, the term “or” shall not be deemed to be exclusive.

Section 17.10 Entire Agreement. This Agreement, including the Exhibits hereto, constitutes the entire agreement between the Parties and supersedes any and all prior and contemporaneous agreements, memoranda (including the Memorandum of Understanding between ABX and DHL dated as of February 12, 2010), arrangements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. No representation, warranty, promise, inducement or statement of intention has been made by either Party which is not contained in this Agreement or the exhibits to this Agreement and no Party shall be bound by, or be liable for, any alleged representation, promise, inducement or statement of intention not contained herein or therein. All schedules to this Agreement are expressly made a part of, and incorporated by reference into this Agreement.

Section 17.11 Severability. If any provision or any part of any provision of this Agreement is void or unenforceable for any reason whatsoever, then such provision shall be stricken and shall be of no further force or effect. However, unless such stricken provision goes to the essence of the consideration bargained for by a Party, the remaining provisions of this Agreement shall continue in full force and effect and, to the extent required, shall be modified to preserve their validity. Upon such determination that any term or other provision or any part of any provision is void or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

Section 17.12 No Third-Party Rights. Nothing in this Agreement, whether express or implied, is intended to or shall confer any rights, benefits or remedies under or by reason of this Agreement on any Persons other than the Parties and their respective successors and permitted assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third Persons to any Party, nor shall any provisions give any third Persons any right of subrogation over or action against any Party.

Section 17.13 Expenses. Each of the Parties shall be responsible for all of their own costs incurred in connection with the negotiation and execution of this Agreement.

Section 17.14 Publicity. The Parties shall each make commercially reasonable efforts not to disclose publicly or describe its commercial relationship with the other Party to any other Person, except as required by the provisions of any Legal Requirement for which it is obligated regarding its ordinary business operations, provided that each Party may describe its commercial relationship with the other Party to its Affiliates, creditors and professional advisors, including

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accountants, auditors and legal counsel. ATSG has an obligation to file this Agreement with the U.S. Securities and Exchange Commission and the Parties shall cooperate in seeking confidential treatment of such portions hereof as may be agreed to by the Parties.

Remainder of page intentionally left blank; Signatures on the following page.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement by their authorized representatives as of the day and year first written above.

DHL:		ABX:

DHL NETWORK OPERATIONS (USA), INC.		ABX AIR, INC.

By:	/s/ Neil Ferguson	By:	/s/ Joseph C. Hete

Name:	Neil Ferguson	Name:	Joseph C. Hete

Title:	Senior Vice President	Title:	CEO

Date:	29 March 2010	Date:	3/29/10

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

EXHIBIT A

AIR TRANSPORTATION SERVICES AGREEMENT BETWEEN DHL

NETWORK OPERATIONS (USA), INC. AND ABX AIR, INC.

DEUTSCHE POST AG FORM OF GUARANTY

[See Attachment]

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treatment and have been filed separately with the SEC.

GUARANTY

This Guaranty (this “Guaranty”) is entered into as of March             , 2010 by Deutsche Post AG, a corporation formed under the laws of Germany (“Guarantor”), in favor of ABX Air, Inc., a Delaware corporation (or its assignee under the Air Transportation Services Agreement, as defined below) (“ABX”).

RECITALS

WHEREAS, ABX and DHL Network Operations (USA), Inc. (“DHL”), have entered into that certain Air Transportation Services Agreement, effective April 1, 2010 (the “Agreement”); and

WHEREAS, Guarantor owns (either directly or indirectly) all of the capital stock of DHL; and

WHEREAS, in consideration for ABX agreeing to enter into the Agreement, Guarantor desires to guarantee the performance of DHL’s payment obligations under the Agreement;

NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

Section 1. Definitions. The definitions set forth in the above Recitals are hereby incorporated as if fully set forth in this Section 1.

Section 2. Guaranty. Guarantor, as a primary obligor and not as surety, hereby guarantees, without any setoff or other deduction, to ABX the due, punctual and full payment of all of DHL’s payment obligations under the Agreement when and as the same shall become due and payable by DHL in accordance with the terms thereof, without regard to how such payment obligations are described or characterized in the Agreement (with all of the obligations, covenants, terms, conditions, undertakings and liabilities described in this Section 2 collectively referred to as the “Guaranteed Obligations”).

This Guaranty is continuing, irrevocable, absolute and unconditional and a guaranty of payment and not of collectibility, and is in no way conditioned or contingent upon any attempt to collect from or enforce performance or compliance by DHL or the exercise or assertion of any other right or remedy to which ABX is or may be entitled under or in connection with the Agreement. If for any reason whatsoever DHL shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable in accordance with the terms of the Agreement, Guarantor will promptly pay or cause to be paid such amounts under the terms of the Agreement.

Notwithstanding anything to the contrary herein, the aggregate maximum amount recoverable under this Guaranty is limited to [*] U.S. Dollars (US$[*]) plus expenses as set forth in Section 9 hereof.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 3. Character of Obligations of Guarantor. Subject to the provisions of Section 8 hereof, the obligations of Guarantor set forth in this Guaranty shall remain in full force and effect until payment of the Guaranteed Obligations in full, and shall not be released, discharged or in any way affected by any of the following:

(a) any amendment, modification, addition, deletion or supplement to or of or other change in the Guaranteed Obligations or the Agreement;

(b) any failure, omission or delay on the part of DHL to conform or comply with any term of any of the Agreement;

(c) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, dissolution, winding up or similar proceeding with respect to DHL; or

(d) any merger or consolidation of DHL or Guarantor into or with any other corporation, or any other corporate change in DHL or Guarantor, or any sale, lease or transfer of any of the assets of DHL or Guarantor to any other person, or any change in the ownership of any shares of capital stock of DHL or Guarantor.

Section 4. Waiver and Agreement. Guarantor waives any and all notice of the creation, modification, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by ABX upon this Guaranty or acceptance of this Guaranty, and the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty. Guarantor unconditionally waives, to the extent permitted by applicable law:

(a) acceptance of this Guaranty and proof of reliance by ABX hereon;

(b) notice of any of the matters referred to in Section 3 hereof, or any right to consent or assent to any thereof;

(c) any right to the enforcement, assertion or exercise by ABX against DHL of any right, power, privilege or remedy conferred upon ABX in the Agreement or otherwise;

(d) any requirement of diligence on the part of any person; and

(e) any requirement that DHL or any other person be joined as a party to any proceeding for the enforcement of any term of the Agreement.

Section 5. Subrogation. Guarantor shall be subrogated to any rights of ABX against DHL in respect of which a payment shall be made by Guarantor hereunder; provided, however, that Guarantor shall not enforce or attempt to enforce such rights until such time as the Guaranteed Obligations at issue have been discharged in full.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 6. ABX’s Remedies. Each and every remedy of ABX under or with respect to this Guaranty shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder, or under the Agreement, or now or hereafter existing at law or in equity; provided, however, that ABX shall not be entitled to any double recovery.

Section 7. Representations and Warranties. Guarantor hereby represents and warrants to ABX that the following statements are true and correct as of the date of this Guaranty:

7.1. Guarantor is a corporation duly organized, validly existing and in good standing under the laws of Germany.

7.2. Guarantor has the corporate power and authority to enter into this Guaranty. The making, execution and performance of this Guaranty by Guarantor has been duly authorized by all necessary corporate action, this Guaranty has been duly executed and delivered by Guarantor and this Guaranty constitutes the valid and binding obligation of Guarantor, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors rights generally, including, without limitation, fraudulent conveyance laws, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, whether considered in a proceeding in equity or at law.

7.3. The execution, delivery and performance of this Guaranty: (a) does not violate any provision of any existing law or regulation binding on Guarantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on Guarantor, or the charter or bylaws of, or any securities issued by Guarantor, or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which Guarantor is a party or by which Guarantor or any of its assets may be bound, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of Guarantor, and (b) will not result in the creation or imposition of any encumbrance on any of Guarantor’s property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking. No consent, license, approval, order or authorization of, or registration, filing, or declaration with, any governmental authority is required to be obtained by Guarantor, and no consent of any third party is required to be obtained by Guarantor, in connection with the execution, delivery and performance of this Guaranty or the taking of the actions contemplated hereby, except for consents, authorizations, filings and notices that have been obtained or made. There is no order or action pending or, to the knowledge of Guarantor, threatened against Guarantor, in either case as of the date of this Guaranty, that individually or when aggregated with one or more other actions has or would reasonably be expected to have a material adverse effect on Guarantor’s ability to perform this Guaranty.

Section 8. Expiry. This Guaranty and all guaranties, covenants and agreements of Guarantor contained herein are valid and shall continue in full force and effect until

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

such time as all of the Guaranteed Obligations, including expenses that the Guarantor is obligated to pay pursuant to Section 9 hereof, are paid finally and irrevocably in full. Notwithstanding the foregoing, all of the Guarantor’s obligations under this Guaranty shall terminate absolutely, whether or not this Guaranty has been returned to the Guarantor by ABX, to the extent that ABX has not made a demand for payment under this Guaranty within one (1) year after the termination or expiration of the Agreement.

Section 9. Expenses. Guarantor shall pay to ABX on demand each cost and expense (including, without limitation, attorneys’ fees) hereafter incurred by ABX in endeavoring to enforce any obligation of Guarantor pursuant to this Guaranty or to preserve or exercise any right or remedy against Guarantor pursuant to this Guaranty or arising as a result of this Guaranty; provided, however, in connection with any legal action ABX shall not be entitled to such costs or expenses if ABX does not prevail.

Section 10. Amendments. The terms of this Guaranty may not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by Guarantor and ABX.

Section 11. Applicable Law. This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

Section 12. Section Headings. The section headings are inserted for convenience only and are not to be construed as part of this Guaranty.

Section 13. Notices. All notices and other communications to be made or given pursuant to this Guaranty shall be made or given in the manner provided in Section 17.5 of the Agreement, if to Guarantor, to the following location:

Deutsche Post AG

Headquarters

Charles de Gaulle Strasse 20

53113 Bonn

Germany

Attention: Head of Corporate Finance

Section 14. Assignment. Guarantor may not assign this Guaranty, and its rights and obligations hereunder, without the prior written consent of ABX, which consent shall not be unreasonably withheld. This Guaranty may not be transferred or assigned by ABX without the prior written consent of Guarantor; provided that ABX may transfer and assign this Guaranty to any Affiliate (as defined in the Agreement) of ABX without Guarantor’s prior consent.

Section 15. Successor. This Guaranty is binding upon any successor to Guarantor.

Section 16. No Other Writing. This writing is intended by the parties as the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of their agreement with respect thereto.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty by its duly authorized officer as of the date first above written.

DEUTSCHE POST AG

By:

Its:

Title:

DEUTSCHE POST AG

By:

Its:

Title:

ACCEPTED AND AGREED:

ABX AIR, INC.

By:

Its:

Title:

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

EXHIBIT B

AIR TRANSPORTATION SERVICES AGREEMENT BETWEEN DHL

NETWORK OPERATIONS (USA), INC. AND ABX AIR, INC.

AIR TRANSPORT SERVICES GROUP, INC. FORM OF GUARANTY

[See Attachment]

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

GUARANTY

This Guaranty (this “Guaranty”) is entered into as of March     , 2010 by Air Transport Services Group, Inc. (“ATSG”), a corporation formed under the laws of Delaware (“Guarantor”), in favor of DHL Network Operations (USA), Inc., a Delaware corporation (or its assignee under the Air Transportation Services Agreement, as defined below) (“DHL”).

RECITALS

WHEREAS, DHL and ABX Air, Inc. (“ABX”) have entered into that certain Air Transportation Services Agreement, effective April 1 , 2010 (the “Agreement”); and

WHEREAS, Guarantor owns (either directly or indirectly) all of the capital stock of ABX; and

WHEREAS, in consideration for DHL agreeing to enter into the Agreement, Guarantor desires to guarantee the performance of ABX’s payment obligations under the Agreement;

NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

Section 1. Definitions. The definitions set forth in the above Recitals are hereby incorporated as if fully set forth in this Section 1.

Section 2. Guaranty. Guarantor, as a primary obligor and not as surety, hereby guarantees, without any setoff or other deduction, to DHL the due, punctual and full payment of all of ABX’s payment obligations under the Agreement when and as the same shall become due and payable by ABX in accordance with the terms thereof, without regard to how such payment obligations are described or characterized in the Agreement (with all of the obligations, covenants, terms, conditions, undertakings and liabilities described in this Section 2 collectively referred to as the “Guaranteed Obligations”).

This Guaranty is continuing, irrevocable, absolute and unconditional and a guaranty of payment and not of collectibility, and is in no way conditioned or contingent upon any attempt to collect from or enforce performance or compliance by ABX or the exercise or assertion of any other right or remedy to which DHL is or may be entitled under or in connection with the Agreement. If for any reason whatsoever ABX shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable in accordance with the terms of the Agreement, Guarantor will promptly pay or cause to be paid such amounts under the terms of the Agreement.

Notwithstanding anything to the contrary herein, the aggregate maximum amount recoverable under this Guaranty is limited to [*] U.S. Dollars (US$[*]) plus expenses as set forth in Section 9 hereof.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 3. Character of Obligations of Guarantor. Subject to the provisions of Section 8 hereof, the obligations of Guarantor set forth in this Guaranty shall remain in full force and effect until payment of the Guaranteed Obligations in full, and shall not be released, discharged or in any way affected by any of the following:

(a) any amendment, modification, addition, deletion or supplement to or of or other change in the Guaranteed Obligations or the Agreement;

(b) any failure, omission or delay on the part of ABX to conform or comply with any term of any of the Agreement;

(c) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, dissolution, winding up or similar proceeding with respect to ABX; or

(d) any merger or consolidation of ABX or Guarantor into or with any other corporation, or any other corporate change in ABX or Guarantor, or any sale, lease or transfer of any of the assets of ABX or Guarantor to any other person, or any change in the ownership of any shares of capital stock of ABX or Guarantor.

Section 4. Waiver and Agreement. Guarantor waives any and all notice of the creation, modification, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by DHL upon this Guaranty or acceptance of this Guaranty, and the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty. Guarantor unconditionally waives, to the extent permitted by applicable law:

(a) acceptance of this Guaranty and proof of reliance by DHL hereon;

(b) notice of any of the matters referred to in Section 3 hereof, or any right to consent or assent to any thereof;

(c) any right to the enforcement, assertion or exercise by DHL against ABX of any right, power, privilege or remedy conferred upon DHL in the Agreement or otherwise;

(d) any requirement of diligence on the part of any person; and

(e) any requirement that ABX or any other person be joined as a party to any proceeding for the enforcement of any term of the Agreement.

Section 5. Subrogation. Guarantor shall be subrogated to any rights of DHL against ABX in respect of which a payment shall be made by Guarantor hereunder; provided, however, that Guarantor shall not enforce or attempt to enforce such rights until such time as the Guaranteed Obligations at issue have been discharged in full.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 6. DHL’s Remedies. Each and every remedy of DHL under or with respect to this Guaranty shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder, or under the Agreement, or now or hereafter existing at law or in equity; provided, however, that DHL shall not be entitled to any double recovery.

Section 7. Representations and Warranties. Guarantor hereby represents and warrants to DHL that the following statements are true and correct as of the date of this Guaranty:

7.1. Guarantor is a corporation duly organized, validly existing and in good standing under the laws of Delaware.

7.2. Guarantor has the corporate power and authority to enter into this Guaranty. The making, execution and performance of this Guaranty by Guarantor has been duly authorized by all necessary corporate action, this Guaranty has been duly executed and delivered by Guarantor and this Guaranty constitutes the valid and binding obligation of Guarantor, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors rights generally, including, without limitation, fraudulent conveyance laws, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, whether considered in a proceeding in equity or at law.

7.3. The execution, delivery and performance of this Guaranty: (a) does not violate any provision of any existing law or regulation binding on Guarantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on Guarantor, or the charter or bylaws of, or any securities issued by Guarantor, or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which Guarantor is a party or by which Guarantor or any of its assets may be bound, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of Guarantor, and (b) will not result in the creation or imposition of any encumbrance on any of Guarantor’s property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking. No consent, license, approval, order or authorization of, or registration, filing, or declaration with, any governmental authority is required to be obtained by Guarantor, and no consent of any third party is required to be obtained by Guarantor, in connection with the execution, delivery and performance of this Guaranty or the taking of the actions contemplated hereby, except for consents, authorizations, filings and notices that have been obtained or made. There is no order or action pending or, to the knowledge of Guarantor, threatened against Guarantor, in either case as of the date of this Guaranty, that individually or when aggregated with one or more other actions has or would reasonably be expected to have a material adverse effect on Guarantor’s ability to perform this Guaranty.

Section 8. Expiry. This Guaranty and all guaranties, covenants and agreements of Guarantor contained herein are valid and shall continue in full force and effect until

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

such time as all of the Guaranteed Obligations, including expenses that the Guarantor is obligated to pay pursuant to Section 9 hereof, are paid finally and irrevocably in full. Notwithstanding the foregoing, all of the Guarantor’s obligations under this Guaranty shall terminate absolutely, whether or not this Guaranty has been returned to the Guarantor by DHL, to the extent that DHL has not made a demand for payment under this Guaranty within one (1) year after the termination or expiration of the Agreement.

Section 9. Expenses. Guarantor shall pay to DHL on demand each cost and expense (including, without limitation, attorneys’ fees) hereafter incurred by DHL in endeavoring to enforce any obligation of Guarantor pursuant to this Guaranty or to preserve or exercise any right or remedy against Guarantor pursuant to this Guaranty or arising as a result of this Guaranty; provided, however, in connection with any legal action DHL shall not be entitled to such costs or expenses if DHL does not prevail.

Section 10. Amendments. The terms of this Guaranty may not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by Guarantor and DHL.

Section 11. Applicable Law. This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

Section 12. Section Headings. The section headings are inserted for convenience only and are not to be construed as part of this Guaranty.

Section 13. Notices. All notices and other communications to be made or given pursuant to this Guaranty shall be made or given in the manner provided in Section 17.5 of the Agreement, if to Guarantor, to the following location:

Air Transport Services Group, Inc.
Wilmington Air Park
145 Hunter Drive
Wilmington, Ohio 45177
Attn:	W. Joseph Payne
Sr. VP, Corporate General Counsel & Secretary

Section 14. Assignment. Guarantor may not assign this Guaranty, and its rights and obligations hereunder, without the prior written consent of DHL, which consent shall not be unreasonably withheld. This Guaranty may not be transferred or assigned by DHL without the prior written consent of Guarantor; provided that DHL may transfer and assign this Guaranty to any Affiliate (as defined in the Agreement) of DHL without Guarantor’s prior consent.

Section 15. Successor. This Guaranty is binding upon any successor to Guarantor.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 16. No Other Writing. This writing is intended by the parties as the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of their agreement with respect thereto.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty by its duly authorized officer as of the date first above written.

AIR TRANSPORT SERVICES GROUP, INC.

By:

Its:

Title:

ACCEPTED AND AGREED:

DHL NETWORK OPERATIONS (USA), INC.

By:

Its:

Title:

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

EXHIBIT C

AIR TRANSPORTATION SERVICES AGREEMENT BETWEEN DHL

NETWORK OPERATIONS (USA), INC. AND ABX AIR, INC.

CONVERSION AND DELIVERY SCHEDULE FOR NINE (9) 767 PTF

AIRCRAFT

	U.S. Registration	Manufacturer’s Serial Number	Modification Redelivery Date
1	787	23020	August 26, 2009

2	794	23144	November 13, 2009

3	793	23143	December 28, 2009

4	769	22787	March 2, 2010

5	775	22790	April 24, 2010

6	783	23016	June 18, 2010

7	773	22788	August 12, 2010

8	774	22789	October 11, 2010

9	768	22786	December 5, 2010

C-1

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

EXHIBIT D

AIR TRANSPORTATION SERVICES AGREEMENT BETWEEN DHL

NETWORK OPERATIONS (USA), INC. AND ABX AIR, INC.

FORM OF LEASE FOR 767 PTF AIRCRAFT

[See Attachment]

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

AIRCRAFT LEASE AGREEMENT

(MSN                     )

DATED AS OF         ,     , 201

BETWEEN

CARGO AIRCRAFT MANAGEMENT, INC.,

AS LESSOR

AND

DHL NETWORK OPERATIONS (USA), INC.,

AS LESSEE

RELATING TO

ONE BOEING MODEL 767-2         AIRCRAFT

SERIAL NUMBER

U.S. REGISTRATION NO. N

This is Counterpart Number          of four (4) serially numbered, manually executed counterparts of this Aircraft Lease Agreement. To the extent, if any, that this Aircraft Lease Agreement constitutes chattel paper under the Uniform Commercial Code in any jurisdiction, no security interest in this Agreement may be created through the transfer and possession of any counterpart of this Aircraft Lease Agreement other than the serially numbered counterpart thereof marked Counterpart Number 1.

AIRCRAFT LEASE AGREEMENT	D-1

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

AIRCRAFT LEASE AGREEMENT

(MSN             )

THIS AIRCRAFT LEASE AGREEMENT (MSN             ) (this “Agreement”), dated as of the      day of             , 201  , is between CARGO AIRCRAFT MANAGEMENT, INC., a Florida corporation (“Lessor”), and DHL NETWORK OPERATIONS (USA), INC., an Ohio corporation (“Lessee”).

RECITALS

WHEREAS, Lessee desires to lease the “Aircraft” (as defined below) from Lessor; and

WHEREAS, Lessor is agreeable to leasing the Aircraft to Lessee, upon and subject to the terms and conditions of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the terms and conditions set forth herein, the receipt and sufficiency of which are hereby acknowledged by Lessor and Lessee, Lessor and Lessee hereby agree as follows:

1. Definitions. The following terms shall, except where the context otherwise requires, have the following respective meanings for all purposes of this Agreement.

1.1. “ABX” shall mean ABX Air, Inc., a Delaware corporation.

1.2. “ABX Air Transportation Services Agreement” shall mean the Air Transportation Services Agreement between Lessee and ABX executed either prior to or contemporaneously with this Agreement.

1.3. “ABX Maintenance Program” shall mean the maintenance program in effect from time to time for the Aircraft developed by ABX and approved by the FAA.

1.4. “ABX Operating Agreement” shall mean any CMI agreement, operating agreement or similar agreement in effect at any time during the Term between Lessee and ABX, pursuant to which ABX agrees to operate the Aircraft, including, without limitation, the ABX Air Transportation Services Agreement.

1.5. “ABX Pilots’ Union” shall mean the labor union formed by the aircraft pilots employed by ABX and in effect from time to time during the Term of this Agreement.

1.6. “ABX/Pilots CBA” shall mean the collective bargaining agreement between ABX and the ABX Pilots’ Union in effect from time to time during the Term of this Agreement.

1.7. “ACMI Termination Agreement” shall mean the Mutual Termination Agreement and Release between Lessee, ABX, DPWN Holdings (USA), Inc., DHL Express (USA), Inc. and Air Transport Services Group, Inc. executed either prior to or contemporaneously with this Agreement and which, among other things, terminates the ACMI Service Agreement dated as of August 15, 2003, as amended, between Lessee and ABX.

AIRCRAFT LEASE AGREEMENT	D-2

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

1.8. “AD Term Date” shall mean the date which falls on the first day of the month immediately after the expiration of ninety-six (96) months after the Delivery Date.

1.9. “ADs” shall mean (a) any airworthiness directive or comparable document issued by the Aviation Authority, the FAA (if not the applicable Aviation Authority) or any other Governmental Entity exercising appropriate jurisdiction over the subject matter or parties affected thereby requiring compliance or (b) any mandatory service bulletin issued by a Manufacturer.

1.10. “Affiliate” shall mean any entity controlling, controlled by or under common control with a party hereto.

1.11. “Agreed Value” shall mean the value specified as such in Appendix B and shall have the meaning ascribed to it in the London insurance market in relation to aviation hull policies.

1.12. “Aircraft” shall mean, collectively, the Airframe, the Engines and the Aircraft Documents.

1.13. “Aircraft Documents” shall mean the documents listed in Appendix C hereto and all other records, documents, log books, manuals, drawings and data relating to the Aircraft and developed or caused to be developed by Lessee or required by the Aviation Authority, as updated and maintained through the Return Date.

1.14. “Aircraft Return Documents” shall have the meaning ascribed to such term in Section 18.2 hereof.

1.15. “Airframe” shall mean the Boeing model 767-2         airframe described in Appendix A hereto, together with all Parts, excluding, however, the Engines or any other engines from time to time installed thereon, but including each QEC.

1.16. “Anticipated Delivery Date” shall mean                  , 201  , which is the date that the parties anticipate that the Aircraft will be Delivered to Lessee pursuant to the terms and conditions of this Agreement.

1.17. “APU” shall mean the auxiliary power unit installed on the Aircraft on the Delivery Date (or any substitution therefor made during the Term pursuant to this Agreement), together with all Parts installed thereon.

1.18. “APU Hours” shall mean the time as measured in hours and minutes during which the APU is operated.

1.19. “Aviation Authority” shall mean the FAA and any other Governmental Entity having jurisdiction over the Aircraft and this Agreement or Lessee’s operations, and any successors thereto, respectively (with the understanding that, should the Aircraft, with Lessor’s approval, be registered in a country other than the United States, this definition shall include all Governmental Entities outside of the United States with jurisdiction over the Aircraft).

AIRCRAFT LEASE AGREEMENT	D-3

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

1.20. “Authorized Maintenance Performer” shall mean any repair station licensed or certified by the Aviation Authority acting within the scope of its authorization, including, without limitation, the entity performing maintenance to (a) the Aircraft under the ABX Maintenance Program or (b) an Engine under the Delta Engine Program.

1.21. “Basic Rent” shall mean the amount specified as such in Appendix B and payable pursuant to Section 4.2 hereof.

1.22. “Basic Rent Date” shall mean the Delivery Date and the first day of each calendar month thereafter.

1.23. “Business Day” shall mean any day other than a Saturday, Sunday or other day on which banking institutions in             ,              or in Wilmington, Ohio are required or authorized by Law to close.

1.24. “Cape Town Convention” shall mean the Convention on International Interests in Mobile Equipment and its Protocol on Matters Specific to Aircraft Equipment, concluded in Cape Town, South Africa, on November 16, 2001.

1.25. “Claims” shall have the meaning ascribed to such term in Section 10.1 hereof.

1.26. “Cycle” shall mean one take-off and next subsequent landing of the Aircraft.

1.27. “Default” shall mean any event which, with the giving of notice, lapse of time, or both, would become an Event of Default.

1.28. “Delivery” shall have the meaning ascribed to such term in Section 3.5 hereof.

1.29. “Delivery Condition Requirements” shall have the meaning ascribed to such term in Section 3.6 hereof.

1.30. “Delivery Date” shall mean the date on which the Delivery occurs.

1.31. “Delivery Location” shall mean Wilmington Airpark, Wilmington, Ohio, or as otherwise mutually agreed by Lessor and Lessee.

1.32. “Delta” shall mean Delta Air Lines, Inc., a Delaware corporation.

1.33. “Delta Engine Program” shall mean the program in effect from time to time with respect to the Engines pursuant to a maintenance agreement between Lessor (or an Affiliate of Lessor) and Delta.

1.34. “Dollars” and “$” and “US$” shall mean the lawful currency of the United States of America.

AIRCRAFT LEASE AGREEMENT	D-4

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

1.35. “Engine” shall mean either of the two (2) engines identified as to manufacturer and type and by serial number on the Lease Supplement (each of which shall have more than 550 rated takeoff horsepower or the equivalent of such horsepower), together with all Parts installed thereon, and any engine substituted for an Engine pursuant to the terms hereof.

1.36. “Equipment Change” shall have the meaning ascribed to such term in Section 7.7 hereof.

1.37. “Event of Default” shall mean any one of the events specified in Section 16.1 hereof.

1.38. “Expiration” shall mean the end of the Term pursuant to this Agreement.

1.39. “Expiration Date” shall mean the day which is eighty-four (84) months after the Delivery Date (which shall be identified by actual date in the Lease Supplement).

1.40. “FAA” shall mean the Federal Aviation Administration of the United States of America and all successors thereto.

1.41. “FAR” shall mean the Federal Aviation Regulations issued by the FAA.

1.42. “Flight Hours” shall mean, with respect to the Aircraft, the time as measured in hours and minutes elapsing from the moment at which the wheels of the Aircraft leave the ground on a takeoff until the wheels of the Aircraft touch the ground on the next landing of the Aircraft.

1.43. “Governmental Entity” shall mean: (a) any national government, any political subdivision thereof, or local authority therein, (b) any agency, board, commission, department, division, organ, instrumentality, or court of any of the foregoing, however constituted, and (c) any organization, association, or institution, of which any of the foregoing is a member or to whose jurisdiction it is subject or in whose activities it is a participant.

1.44. “IAI” shall mean Israel Aerospace Industries, Ltd.

1.45. “IAI PTF Cargo Conversion” shall have the meaning set forth in Section 2.2 of Appendix G hereto.

1.46. “Indemnified Parties” shall have the meaning ascribed to such term in Section 10.1 hereof.

1.47. “International Registry” shall mean the registry established and maintained pursuant to the Cape Town Convention.

1.48. “Law” shall mean: (a) any constitution, statute, decree, regulation, order, or other directive of the Governmental Entity of any location to, from, or within which the Aircraft shall operate; (b) any treaty, pact, compact, or other agreement to which any Governmental Entity is a signatory or party; (c) any judicial or administrative interpretation or application of any of the foregoing; and (d) any amendment or revision of any of the foregoing.

AIRCRAFT LEASE AGREEMENT	D-5

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

1.49. “Lease Supplement” shall mean the Lease Supplement No. 1, substantially in the form of Appendix E hereto, which, as of the Delivery Date, shall be executed by Lessor and Lessee and, together with this Agreement, filed with the FAA for recordation (assuming that the Aircraft is registered in the United States).

1.50. “Lease Termination Documents” shall have the meaning ascribed to such term in Section 3.10 hereof.

1.51. “Lessee Guarantor” shall mean Deutsche Post AG (or such other entity as Lessor accepts in its sole and absolute discretion).

1.52. “Lessee Guaranty” shall mean a guaranty agreement in the form attached as Appendix I hereto.

1.53. “Lessor Guarantor” shall mean Air Transport Services Group, Inc.

1.54. Lessor Guaranty” shall mean a guaranty agreement in the form attached as Appendix J hereto.

1.55. “Lessor’s Lender” shall have the meaning ascribed to such term in Section 20.14 hereof.

1.56. “Lessor’s Liens” shall mean Liens on or relating to or affecting the Aircraft, the Airframe, the Engines or any part thereof arising as a result of (a) claims against Lessor not relating to this Agreement, (b) acts of Lessor neither permitted nor required to be taken by Lessor under this Agreement, (c) the transfer by Lessor of its interest or any part thereof in the Aircraft, (d) Taxes imposed against Lessor which Lessee has not agreed to indemnify against pursuant hereto or (e) any act, omission or circumstance occurring or omitted prior to the Delivery Date or after the Return of the Aircraft and the Aircraft Documents.

1.57. “Lien” shall mean any lien, mortgage, charge, deed of trust, encumbrance, pledge, hypothecation, attachment, license, assignment by way of security or security interest, including, without limitation: (a) any preferential arrangement resulting in a secured transaction or having the same economic or legal effect as a lien, mortgage, charge, deed of trust, encumbrance, pledge, hypothecation, attachment, license, assignment by way of security or security interest; (b) any agreement to give any lien, mortgage, charge, deed of trust, encumbrance, pledge, hypothecation, attachment, license, assignment by way of security or security interest; (c) the interest of a vendor or a lessor under any conditional sale agreement, lease, hire purchase agreement or other title retention arrangement; or (d) any statutory or other right of a Governmental Entity to detain, hold or seize an aircraft or any part thereof which is presently exercisable with respect to such aircraft.

1.58. “Maintenance Program” shall mean (a) with respect to the Aircraft, the ABX Maintenance Program or other maintenance program mutually approved by Lessor and Lessee in effect for the Aircraft, and (b) with respect to the Engines, the Delta Engine Program or other maintenance program under which the Engines are maintained, as such programs may be amended during the Term, all in accordance with the requirements of the Aviation Authority.

AIRCRAFT LEASE AGREEMENT	D-6

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

1.59. “Manufacturer” shall mean: (a) as to the Airframe, The Boeing Company; and (b) as to the Engines, General Electric Corporation.

1.60. “Minimum Liability Coverage” shall mean the amount specified as such in Appendix B, designating the minimum Combined Single Limit under the airline liability insurance required pursuant to this Agreement.

1.61. “Other Lease Agreements” shall mean, collectively, each aircraft lease agreement between Lessor (or an Affiliate of Lessor), as lessor, and Lessee (or an Affiliate of Lessee), as lessee, in effect from time to time relating to a Boeing model 767-200PTF aircraft.

1.62. “Parts” shall mean any item, including, without limitation, materials, accessories, components, equipment, appliances, instruments, avionics, appurtenances, furnishings and any other equipment or components of whatever nature (other than the Engines), which are installed in or attached or appurtenant to the Aircraft or either of the Engines.

1.63. “Permitted Lien” shall have the meaning ascribed to such term in Section 9 hereof.

1.64. “QEC” shall mean all of the “quick engine change” components associated with each Engine.

1.65. “Rent” shall mean Basic Rent.

1.66. “Replacement Engine” shall have the meaning set forth in Section 6.2(c) hereof.

1.67. “Return” shall mean the return and redelivery of the Aircraft (including the Aircraft Documents) to Lessor in accordance with Sections 17 and 18 hereof.

1.68. “Return Condition Requirements” shall have the meaning ascribed to such term in Section 18.1 hereof.

1.69. “Return Date” shall mean the date at Expiration or upon earlier Termination when the Aircraft (including the Aircraft Documents) are actually returned to Lessor in conformity with the Return Condition Requirements.

1.70. “Return Location” shall mean Wilmington Airpark, Wilmington, Ohio, or as otherwise mutually agreed by Lessor and Lessee.

1.71. “Special FAA Counsel” shall mean McAfee & Taft, Oklahoma City, Oklahoma.

1.72. “Surviving Engine” shall have the meaning ascribed to such term in Section 19.3 hereof.

1.73. “Taxes” shall mean any and all taxes (including, but not limited to, withholding taxes, value added taxes, deductions, transaction privilege taxes, sales taxes or assessments of any kind or form), charges, fees, imposts, levies or other charges of any nature, together with any penalties, fines, or interest thereon or other additions thereto which are imposed, withheld, levied, or assessed by or on behalf of, or otherwise payable to, any Governmental Entity.

AIRCRAFT LEASE AGREEMENT	D-7

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

1.74. “Technical Acceptance Certificate” shall have the meaning ascribed to such term in Section 3.8 hereof.

1.75. “Term” shall mean the period commencing on the Delivery Date and ending on the Expiration Date or on any earlier Termination Date, as applicable.

1.76. “Termination” shall mean the termination of the lease of the Aircraft under this Agreement, which termination arises prior to the Expiration Date pursuant to Section 2.1, 2.2, 7.1(b)(3), 16.2, 19.1 or 20.15 hereof, or otherwise under this Agreement.

1.77. “Termination Date” shall mean the date on which a Termination is effective.

1.78. “Total Loss” shall mean any of the following events with respect to the Aircraft, the Airframe, an Engine or the Aircraft Documents: (a) the destruction, damage beyond economical repair, or such property becoming permanently unfit for normal use, for any reason whatsoever; (b) any event which results in an insurance settlement on the basis of actual or constructive or compromised or agreed or arranged total loss; (c) the disappearance of the Aircraft, if the Aircraft is unreported for a period of thirty (30) days after commencement of a flight; (d) loss of possession or loss of use by Lessee for a period of more than thirty (30) days due to hijacking, theft, or other criminal actions; (e) the condemnation, confiscation, appropriation, expropriation or seizure of, or requisition of title to or use of, the Aircraft or an Engine by any Governmental Entity, other than a requisition for use by any Governmental Entity of the United States or any political subdivision thereof, for a period of six (6) months or more; or (f) the operation or location of the Aircraft, while under requisition for use by any Governmental Entity, in any areas excluded from coverage by any insurance policy in effect with respect to such Aircraft required by the terms of this Agreement, unless Lessor and Lessee shall have obtained an indemnity in freely transferable Dollars from that Governmental Entity covering the risks excluded from coverage and satisfactory to both Lessor and Lessee.

1.79. “Written Summaries” shall have the meaning ascribed to such term in Section 7.8(a) hereof.

2. Conditions Precedent.

2.1. Lessor’s Conditions Precedent.

(a) Lessor’s obligation to deliver and to lease the Aircraft to Lessee hereunder shall be subject to satisfaction of each of the following conditions precedent.

(1) All of the representations and warranties of Lessee set forth in Section 14.1 hereof shall be true and correct in all material respects as of the date hereof and as of the Delivery Date.

(2) Lessor shall have received, on or before the Delivery Date, all of the following, all of which shall be in form and substance satisfactory to Lessor:

AIRCRAFT LEASE AGREEMENT	D-8

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(A) The Lessee Guaranty, in the form attached as Appendix I, as executed by Lessee Guarantor;

(B) a certificate of insurance issued by the insurer or broker for Lessee (or Lessee’s operator) evidencing compliance with the insurance provisions of Section 11 hereof;

(C) the Technical Acceptance Certificate in the form of Appendix D, executed and delivered by an authorized representative of Lessee; and

(D) the Lease Supplement, executed and delivered by an authorized representative of Lessee.

(3) No loss or destruction to the Aircraft shall have occurred, except to the extent covered by insurance with respect to the Aircraft.

(4) Lessee shall have made payment of the first installment of Basic Rent pursuant to Section 4.2 hereof.

(5) An Event of Default shall not have occurred and be continuing pursuant to (and as defined by) any of the Other Lease Agreements.

(6) Assuming that the Aircraft is registered in the United States, Lessee shall have (a) delivered to Special FAA Counsel its original signature for this Agreement and the Lease Supplement and (b) irrevocably authorized and instructed Special FAA Counsel to file original counterparts of this Agreement and the Lease Supplement with the FAA for recordation upon satisfaction of the conditions precedent set forth in Section 2.2 hereof. If the Aircraft is not registered in the United States, Lessee shall have taken all required steps to file or register this Agreement with the applicable Aviation Authority.

(7) Assuming that the Aircraft is registered in the United States, Lessee shall have (a) taken all required steps to appoint Special FAA Counsel as its Professional User Entity for purposes of registering its international interest under this Agreement with the International Registry and (b) irrevocably authorized and instructed Special FAA Counsel to register such international interest with the International Registry upon satisfaction of the conditions precedent set forth in Section 2.2 hereof. If the Aircraft is not registered in the United States, Lessee nevertheless shall have taken all required steps to register the international interest under this Agreement with the International Registry. Notwithstanding the foregoing, Lessee shall be required to satisfy the provisions of this Section 2.1(a)(7) only to the extent required by Lessor’s Lender or as required by applicable Law.

AIRCRAFT LEASE AGREEMENT	D-9

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Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(8) Lessee shall have delivered to Lessor the Lease Termination Documents (unless Lessor elects to accept such documents after Delivery pursuant to Section 3.10 hereof).

(9) IAI shall have completed the IAI PTF Cargo Conversion and shall have re-delivered the Aircraft to Lessor upon such completion, and the Aircraft shall be ready for revenue service.

(10) Lessee and ABX shall have executed the ABX Air Transportation Services Agreement.

(11) Lessee and ABX shall have executed the ACMI Termination Agreement.

(b) If due to Lessee’s failure to satisfy any of the above conditions precedent under this Section 2.1 (and expressly not including a failure of Lessor or the Aircraft to conform to the requirements of Section 2.2 hereof) the Aircraft shall not have been delivered to and accepted by Lessee within thirty (30) days after the Anticipated Delivery Date, then Lessor shall have the right (but not the obligation) to terminate this Agreement by giving notice to Lessee to that effect, with such notice of termination taking effect immediately. Upon such a termination occurring, neither party hereto shall have any further obligation to the other with respect to the Aircraft.

2.2. Lessee’s Conditions Precedent.

(a) Lessee’s obligation to lease the Aircraft from Lessor hereunder shall be subject to satisfaction of each of the following conditions precedent:

(1) Lessee shall have (A) completed its inspection of the Aircraft (including the Aircraft Documents) pursuant to Section 3.7 hereof and (B) reasonably determined that the Aircraft complies with the Delivery Condition Requirements.

(2) The Aircraft shall not have suffered a Total Loss prior to the Delivery.

(3) The Aircraft shall be validly registered with the FAA in the name of Lessor (or shall be otherwise registered as approved by Lessor).

(4) Lessor shall have executed and delivered the Lease Supplement.

(5) Assuming that the Aircraft is registered in the United States, Lessor shall have (a) delivered to Special FAA Counsel its original signature for this Agreement and the Lease Supplement and (b) irrevocably authorized and instructed Special FAA Counsel to file original counterparts of this Agreement and the Lease Supplement with the FAA for recordation upon satisfaction of the conditions precedent set forth in Section 2.1 hereof. If the Aircraft is not registered in the United States, Lessor shall have taken all required steps to file or register this Agreement with the applicable Aviation Authority.

AIRCRAFT LEASE AGREEMENT	D-10

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(6) Assuming that the Aircraft is registered in the United States, Lessor shall have (a) obtained an authorization code from the FAA for the international interest created by this Agreement with respect to the Airframe and Engines by filing with the FAA an AC Form 8050-135, (b) taken all required steps to appoint Special FAA Counsel as its Professional User Entity for purposes of registering such international interest with the International Registry and (c) irrevocably authorized and instructed Special FAA Counsel to register such interest with the International Registry upon satisfaction of the conditions precedent set forth in Section 2.1 hereof. If the Aircraft is not registered in the United States, Lessor nevertheless shall have taken all required steps to register the international interest under this Agreement with the International Registry. Notwithstanding the foregoing, Lessor shall be required to satisfy the provisions of this Section 2.2(a)(6) only to the extent required by Lessor’s Lender or as required by applicable Law.

(7) IAI shall have completed the IAI PTF Cargo Conversion and shall have re-delivered the Aircraft to Lessor upon such completion, and the Aircraft shall be ready for revenue service.

(8) Lessee and ABX shall have executed the ABX Air Transportation Services Agreement.

(9) Lessee and ABX shall have executed the ACMI Termination Agreement.

(10) Lessee shall have received the Lessor Guaranty, in the form attached as Appendix J, as executed by Lessor Guarantor.

(b) In the event Lessor fails to tender the Aircraft for Delivery within thirty (30) days after the Anticipated Delivery Date, Lessee (conditioned upon Lessee satisfying its conditions precedent under Section 2.1 hereof) shall have the right (but not the obligation) to terminate this Agreement. Should Lessee desire to exercise its termination right under this Section 2.2(b), Lessee shall provide written notice to Lessor of its election to terminate not later than ten (10) days after the earlier: of (i) the date on which Lessor provides notice to Lessee that the Delivery will occur more than thirty (30) days after the Anticipated Delivery Date; or (b) the thirtieth (30th) day after the Anticipated Delivery Date. Any failure by Lessee to provide such a notice of termination to Lessor by such date will be deemed a waiver of the termination right provided under this Section 2.2(b). Upon a termination occurring under this Section 2.2(b), Lessee shall be entitled to a refund of any Rent payments made pursuant to this Agreement, and this Agreement shall be of no further force or effect.

AIRCRAFT LEASE AGREEMENT	D-11

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

3. Lease of Aircraft; Inspection; Technical Acceptance; Delivery.

3.1. Lease of the Aircraft. Commencing on the Delivery Date, Lessor shall lease the Aircraft to Lessee, and Lessee shall lease the Aircraft from Lessor, for the Term, and Lessee shall return the Aircraft to Lessor on the Expiration Date (or upon the earlier Termination of this Agreement as provided herein), upon and subject to the terms and conditions of this Agreement.

3.2. Term. The Term shall commence on the Delivery Date and continue until the Expiration Date, subject to earlier Termination as provided herein.

3.3. Anticipated Delivery Date. Lessor and Lessee (a) anticipate that the Aircraft will be available for delivery to Lessee on or about the Anticipated Delivery Date and (b) shall act in good faith at all times in an attempt to effect Delivery on or about the Anticipated Delivery Date.

3.4. A Lease Only. At all times during the Term, full legal title to the Aircraft (including the Aircraft Documents) shall remain vested in Lessor to the exclusion of Lessee, notwithstanding the delivery thereof to, and the use by, Lessee. Lessor and Lessee agree that this Agreement is intended to be a “lease” within the meaning of 11 U.S.C. Section 1110 and shall constitute a lease for tax purposes.

3.5. Delivery. On the Delivery Date, if all the conditions set forth in Sections 2.1 and 2.2 hereof have been satisfied or waived, the Aircraft shall be tendered for delivery to Lessee (which Lessee shall accept) pursuant to the procedure set forth herein by executing and delivering the Lease Supplement (the “Delivery”). The Delivery Date shall be the date of the Lease Supplement. The Aircraft and the Aircraft Documents will be tendered to Lessee for delivery at the Delivery Location.

3.6. Condition of the Aircraft; Modifications.

(a) Lessor, as a condition of Lessee’s obligation to accept the Aircraft, shall, at its sole cost and expense, cause the Aircraft, including the Aircraft Documents, to meet all requirements set forth in Appendix G hereto (the “Delivery Condition Requirements”) as of the Delivery.

(b) All unserviceable components and all discrepancies identified by Lessee during the ground or flight inspection conducted pursuant to Section 3.7 hereof shall be corrected by Lessor at Lessor’s expense prior to the technical acceptance of the Aircraft by Lessee (except such corrections as shall be deferred by mutual agreement of Lessee and Lessor, which corrections shall be performed at Lessor’s sole cost and expense thereafter).

(c) Except as otherwise expressly provided by this Agreement, all configuration modifications required to fulfill Lessee’s operational demands shall be performed by Lessee and at Lessee’s cost and expense. All such modifications shall be performed by an Authorized Maintenance Performer, and shall be subject to the prior approval of Lessor, which approval shall not be unreasonably withheld.

AIRCRAFT LEASE AGREEMENT	D-12

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

3.7. Inspection.

(a) Prior to the Anticipated Delivery Date, Lessor shall cause the Aircraft and the Aircraft Documents to be made available for a pre-delivery inspection by Lessee, at Lessee’s expense, by giving Lessee the opportunity to inspect the Aircraft, the Engines, all installed Parts and the Aircraft Documents, with such inspection or inspections taking place at the Delivery Location or at such other location as Lessor and Lessee may agree in writing.

(b) On or before the later of (i) ten (10) days following the execution of this Agreement by the parties or (ii) forty-five (45) days prior to the Anticipated Delivery Date, Lessor shall make available for Lessee’s inspection the Aircraft Documents which are available at that time (the “Historic Documents”). On or before the earlier of (A) the thirtieth (30th) day following the date on which Lessor makes such Historic Documents available to Lessee or (B) the fifth (5th) day prior to the Anticipated Delivery Date, Lessee shall notify Lessor in writing of any non-conformities between such Historic Documents and the requirements of this Agreement. Lessee shall be deemed to have waived any non-conformities between the Historic Documents and this Agreement to the extent Lessee fails to identify such non-conformities to Lessor in writing on or before the date set forth in (A) or (B) above, as applicable.

(c) Any additional Aircraft Documents (“Additional Documents”) which are generated or otherwise become available from time to time after the date on which the Historic Documents are made available by Lessor for Lessee’s inspection shall be made available by Lessor for Lessee’s inspection within two (2) Business Days after they become available. Lessee shall notify Lessor in writing of any non-conformities between any such Additional Documents and the requirements of this Agreement on or before the second (2nd) Business Day following the date on which such documents are made available by Lessor for Lessee’s inspection.

(d) Immediately prior to delivery of the Aircraft, Lessor, at the request of Lessee, shall make the Aircraft available for a test flight (of no more than one hour in duration) based on the Manufacturer’s test flight program to demonstrate the satisfactory functioning of the Aircraft and all of its systems. If the Aircraft is determined to be not in conformity with the Delivery Condition Requirements, the test flight shall be repeated as necessary pursuant to the provisions of Section 3.7(e) below. Lessee’s representatives shall be allowed to attend such test flight on board the Aircraft (but shall be responsible for their own expenses). Lessor shall arrange for an experienced aircraft crew for the test flight (which crew, upon mutual agreement of Lessor and Lessee, may be Lessee’s crew), and Lessor shall bear the operating expense of such test flight (including the cost of the crew, fuel, and any airport fees). Lessor shall assume all risk of any loss or damage to the Aircraft in connection with such test flight except to the extent the same is caused by the gross negligence or willful misconduct of Lessee or its representatives.

(e) Promptly following the ground and flight inspection, but in no event more than 24 hours following such ground or flight inspection, Lessee shall notify Lessor of any defect or non-conformity with the Delivery Condition Requirements set forth in

AIRCRAFT LEASE AGREEMENT	D-13

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Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Appendix G, whereupon Lessor will advise Lessee of the estimated time required to effect correction of such defects or discrepancies. Upon the completion of any required corrections, Lessor will make the Aircraft available to Lessee for any further ground and/or flight reinspection as necessary (pursuant to Section 3.7(d) above) to verify compliance with the Delivery Condition Requirements.

3.8. Acceptance. Upon the completion of the ground and flight inspections conducted pursuant to Section 3.7 hereof, and the performance by Lessor of any corrections required to bring the aircraft into conformity with the Delivery Condition Requirements, Lessee shall execute and deliver to Lessor a Technical Acceptance Certificate substantially in the form of Appendix D hereto (the “Technical Acceptance Certificate”).

3.9. Modifications. Except as required to be performed by Lessor as part of the Delivery Condition Requirements, all work required to be performed on the Aircraft so as to satisfy Lessee’s operational requirements, to otherwise comply with the regulations of the Aviation Authority or for any other reason, shall be performed by an Authorized Maintenance Performer at Lessee’s cost and expense. Without limiting the generality of the foregoing, should Lessee (at any time during the Term of this Agreement) elect to make a change from the ABX Maintenance Program, Lessee shall be responsible for (a) creating the bridge package for such special program and (b) the cost of returning the Aircraft back to the ABX Maintenance Program upon the Return of the Aircraft at the end of the Term.

3.10. Lease Termination Documents. Prior to (and as a condition of) Delivery or, at Lessor’s sole option, after Delivery and within fifteen days after request of Lessor during the Term, Lessee shall execute and deliver to Lessor: (a) one or more executed lease termination agreements in a form or forms acceptable for filing with the Aviation Authority and each other relevant Governmental Entity; (b) any other documents required by the Aviation Authority and each other relevant Governmental Entity, as required in Lessor’s reasonable determination to effectuate the de-registration of the Aircraft (if determined appropriate by Lessor) and termination of the Lease; and (c) all documents required to effectuate a discharge at the International Registry of the international interest created by this Agreement in respect of the Airframe and Engines (with such lease termination agreement and other documents referred to, collectively, as the “Lease Termination Documents”). The Lease Termination Documents shall be filed by Lessor only upon the occurrence of an Event of Default by Lessee hereunder (including without limitation any failure by Lessee to provide documents requested by Lessor to evidence the Expiration or Termination of the Lease).

4. Guaranties; Payments; Method of Payment.

4.1. Guaranties.

(a) Lessee shall cause Lessee Guarantor to execute and deliver to Lessor the Lessee Guaranty. The Lessee Guaranty shall be executed and delivered to Lessor prior to Delivery, and shall provide for an irrevocable and unconditional guaranty of the performance of all of Lessee’s payment obligations to Lessor under this Agreement, which Lessee Guaranty shall be capped at an amount as set forth therein.

AIRCRAFT LEASE AGREEMENT	D-14

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Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(b) Lessor shall cause the Lessor Guarantor to execute and deliver to Lessee the Lessor Guaranty. The Lessor Guaranty shall be executed and delivered to Lessee prior to Delivery, and shall provide for an irrevocable and unconditional guaranty of the performance of all of Lessor’s payment obligations to Lessee under this Agreement, which Lessor Guaranty shall be capped at an amount as set forth therein.

4.2. Basic Rent.

(a) Lessee shall pay, in advance, the Basic Rent specified in Appendix B to Lessor on each and every Basic Rent Date until the earlier of the following:

(1) in the event of a Total Loss, the payment to Lessor of the Agreed Value in accordance with Section 19.1;

(2) the Return; or

(3) in the event that the Aircraft and the Aircraft Documents are returned to Lessor under circumstances in which the Aircraft or the Aircraft Documents do not conform to the Return Condition Requirements, the date on which Lessor executes and delivers to Lessee a Return Receipt in the form attached hereto as Appendix F.

(b) The termination of Lessee’s obligation to pay Basic Rent pursuant to Section 4.2(a)(3) above shall not be in derogation of Lessor’s other rights and remedies against Lessee in the event of a return of the Aircraft and Aircraft Documents under circumstances in which the Aircraft and the Aircraft Documents as so returned do not conform to the Return Condition Requirements.

4.3. Basic Rent Date.

(a) The first payment of Basic Rent shall be made on or prior to the Delivery Date, as a condition of the Delivery, in an amount equal to the product of (i) the monthly Basic Rent multiplied by (ii) a fraction (A) whose numerator is the number of days from and after the Delivery Date remaining in the month which includes the Delivery Date and (B) whose denominator is the total number of days in such month.

(b) On each Basic Rent Date following the Delivery Date (through the time set forth in Section 4.2(a) hereof, Lessee shall pay the Basic Rent to Lessor as required by Section 4.2(a).

4.4. Engine Maintenance Program.

(a) Lessor and Lessee shall negotiate in good faith and shall cooperate in seeking to maintain the Engines under the Delta Engine Program throughout the Term.

(b) Lessor hereby represents to Lessee that, pursuant to the Delta Engine Program, should an Engine be removed from the Delta Engine Program after performance of a shop visit with respect to such Engine, Lessor (or an Affiliate of Lessor)

AIRCRAFT LEASE AGREEMENT	D-15

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Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

shall be responsible for the payment of buy-out compensation (the “Buy-Out Compensation”) to Delta in an amount equal to the positive difference between (i) a reasonable time and material charge for the shop visit, as mutually determined by Delta and Lessor (or an Affiliate of Lessor) and (ii) the amount of fees paid to Delta under the Engine Maintenance Program for the Engine prior to the removal of the Engine from the Delta Engine Program. As a result of such requirement, should Lessee elect to remove an Engine from the Delta Engine Program during the Term, Lessee shall be responsible for the payment of any such Buy-Out Compensation to Delta as required by the Delta Engine Program; provided that Lessee shall have the right to approve the determination of the reasonableness of the subject time and material charges, with such approval not to be unreasonably withheld or delayed.

4.5. Payments in Dollars to Designated Bank Account. All payments owing by Lessee to Lessor pursuant to this Agreement (including, without limitation, the payment of Basic Rent) shall be made in Dollars by the wire transfer of immediately available funds to the bank account designated in Appendix B or to such other bank account as Lessor may designate in writing to Lessee from time to time. Payments shall not be considered made by Lessee until the owner of such bank account has received full credit in its account. Lessee accepts all risks of delay or blockage of any transfer made in accordance with the terms of this Agreement.

4.6. Interest on Overdue Amounts. Any amount which is overdue pursuant to this Agreement shall bear interest at the rate indicated in Appendix B hereto calculated from the due date of such payment. The payment of such interest shall be made together with the payment of the overdue amount.

4.7. Due Date Not on Business Day. In the event any payment required hereunder is due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day.

4.8. No Abatement. Lessee’s obligations to pay Rent hereunder shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right Lessee may have against Lessor. There shall be no abatement of Rent for any period when the Aircraft shall be rendered unfit for use, grounded, unserviceable for any reason whatsoever, hijacked, confiscated, seized, requisitioned, restrained or appropriated.

5. Registration; Nameplates; Filings.

5.1. Registration. Throughout the Term of this Agreement, the Aircraft shall remain registered in the United States or in such other jurisdiction as Lessor (and Lessor’s Lender) shall provide prior written approval, with such approval not being unreasonably withheld or delayed. At all times during the Term, the Aircraft shall be registered with the applicable Aviation Authority in the name of Lessor (or as otherwise registered with Lessor’s written consent). To the extent required by Lessor’s Lender or applicable Law, the international interest created by this Agreement in the Airframe and in the Engines shall be registered with the International Registry.

AIRCRAFT LEASE AGREEMENT	D-16

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

5.2. Nameplates. Lessee shall attach or cause to be attached to the Airframe in a location reasonably adjacent to and not less prominent than the airworthiness certificate for the Aircraft, and to each Engine, fireproof nameplates in a form reasonably specified by Lessor which shall evidence the ownership interest of Lessor (and, as directed by Lessor, the security interest of Lessor’s Lender, as applicable). Lessee shall keep and maintain all such nameplates plainly, permanently and conspicuously on the Airframe and Engines throughout the Term.

5.3. Filings. At or before Delivery, this Agreement (absent the provisions of Appendix B) and such other documents as Lessor may direct shall be filed with the Aviation Authority and with any other Governmental Entity registrar or international registrar as provided herein, including, without limitation, the International Registry. All costs and expenses (including the legal fees charged by Special FAA Counsel but not including the legal fees charged by Lessor’s counsel) relating to each of such filings shall be paid as set forth in Section 20.8 of this Agreement.

6. Possession, Use and Operation of the Aircraft; Risk of Loss or Damage.

6.1. Possession of Aircraft; Wet-Lease.

(a) Lessee, during the Term, shall be entitled to the possession and use of the Aircraft. Lessee shall not sublease or otherwise transfer possession of the Aircraft to any person or entity; provided, however, that, so long as no Event of Default shall have occurred and be continuing:

(1) Lessee may deliver possession of the Aircraft to the Manufacturer or to any Authorized Maintenance Performer for testing, service, repair, maintenance or overhaul work thereon or on any Part thereof or for alterations or modifications in or additions thereto to the extent required or permitted by the terms of this Agreement; and

(2) Lessee may, with the prior written consent of Lessor, enter into a sublease with respect to the Aircraft. Lessor’s consent to a sublease by Lessee shall not be unreasonably withheld or delayed, provided that the failure of Lessor’s Lender to approve a sublease shall be considered good cause for Lessor to withhold its approval.

(b) Should Lessee not be an airline or other certificated operator of the Aircraft, Lessee shall have the right to enter into a sublease or operating agreement with a certificated operator, subject to the prior approval of Lessor, with such approval not being unreasonably withheld or delayed.

(c) During the Term, Lessee shall be entitled to enter into and carry out any charter, “wet-lease” or other agreement with respect to the Aircraft on terms whereby the Aircraft will at all times be operated by an aircrew employed by and subject to the operational control of Lessee; provided that any such charter or other agreement (i) shall be approved by Lessor, such approval not being unreasonably withheld or delayed, (ii) shall be subordinate in all respects to this Agreement, (iii) will not extend beyond the end

AIRCRAFT LEASE AGREEMENT	D-17

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

of the Term, (iv) will not result in any transfer of possession or control of, or create any interest in, the Aircraft to or in favor of any person or entity, and such possession and control shall remain at all times exclusively with Lessee and (v) shall not be entered into or renewed beyond its current term in the event that at the time Lessee seeks to so enter into or renew such charter, there exists an Event of Default.

6.2. Possession of Engines.

(a) During the Term, Lessee shall be entitled to the possession and use of each of the Engines. Lessee shall not, without the prior written consent of Lessor, transfer possession of any of the Engines to any person or entity; provided, however, that, so long as no Event of Default shall have occurred and be continuing, Lessee may, without the prior written consent of Lessor, exercise the following rights.

(1) Maintenance Workshop. Lessee may deliver possession of any Engine to the Manufacturer or to an Authorized Maintenance Performer for testing, service, repair, maintenance or overhaul work on such Engine or any part thereof or for alterations or modifications in or additions to such Engine to the extent required or permitted by the terms of this Agreement.

(2) Engines on Airframe Owned by Lessee. Lessee may install any Engine on an airframe owned by Lessee free and clear of all Liens, except (A) Permitted Liens or those which apply only to the engines (other than Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe and (B) the Lien of any mortgage which expressly and effectively provides that such Engine leased to Lessee hereby shall not become subject to the Lien thereof, notwithstanding the installation of such Engine on any airframe subject to such Lien, unless and until Lessee shall become the owner of such Engine.

(3) Engine on Airframe Leased to Lessee. Lessee may install any Engine on an airframe leased to Lessee or purchased by Lessee subject to a hire purchase or conditional sale agreement; provided that (A) such airframe is free and clear of all Liens except (i) Permitted Liens or those which apply only to the engines (other than Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe, (ii) the Lien of any mortgage which expressly and effectively provides that such Engine leased to Lessee hereby shall not become subject to the Lien thereof, notwithstanding the installation of such Engine on any airframe subject to such Lien, unless and until Lessee shall become the owner of such Engine and (iii) the rights of the parties to the lease or hire purchase or conditional sale agreement covering such airframe and (B) there shall be in effect between Lessee and such lessor or hire vendor or conditional vendor of such airframe a written agreement (which may be the lease or hire purchase or conditional sale agreement covering such airframe) whereby such lessor or hire vendor or conditional vendor expressly and effectively agrees that neither it nor its successors and assigns will acquire or claim any right, title or interest in such Engine by reason of such

AIRCRAFT LEASE AGREEMENT	D-18

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Engine being installed on such airframe at any time while such Engine is subject to this Agreement; and provided further, that the rights of any transfer permitted by this Section 6.2 shall be subject and subordinate to all of the terms of this Agreement, including, without limitation, Lessee’s obligation to return the Engines at the end of the Term and Lessor’s right to repossession pursuant hereto, and Lessee shall remain primarily liable hereunder for the performance of all of the terms of this Agreement to the same extent as if such transfer had not occurred.

(b) In the event that Lessee shall have entered into a mortgage, lease or conditional sale agreement complying with the provisions of clause (2) or clause (3) of Section 6.2(a) hereof, Lessor hereby agrees, for the benefit of the mortgagee, lessor or conditional vendor under such agreement, that Lessor and its successors and assigns shall not acquire or claim, as against such mortgagee, lessor or conditional vendor, any right, title or interest in any engine owned by such person or entity or in which it has a security or ownership interest by reason of such engine’s being installed on the Airframe. Any Engine removed from the Aircraft shall be, during the period such Engine is so removed, either safely housed and sheltered or repaired or maintained in accordance with this Agreement, or installed on an aircraft pursuant to this Section 6.2; provided, further, that: (1) Lessee maintains or causes to be maintained insurance in accordance with Section 11 in respect of the removed Engine at all times while it is removed from the Airframe (and, if required by Lessor, Lessee shall furnish or cause to be furnished to Lessor waivers or acknowledgments by the insurers of the aircraft on which such removed Engine is installed); and (2) as soon as reasonably practicable and in any event on or before expiration of the Term or termination of this Agreement, such removed Engine is reinstalled on the Airframe.

(c) Notwithstanding anything to the contrary in this Section 6.2, Lessee shall return the Engines to Lessor at the end of the Term. Either of the Engines at Return may be a replacement Engine under one of two conditions: (i) upon the occurrence of a Total Loss with respect to an Engine during the Term (requiring an Engine replacement pursuant to Section 19.2 of this Agreement); or (ii) Lessor agreeing to accept an engine in substitution for an Engine upon Lessee’s request (which Lessor shall not unreasonably deny), subject to Lessee and such replacement Engine satisfying all of the requirements of Section 19.2 hereof (including, without limitation, the engine condition and title transfer requirements therein). Any replacement engine which satisfies this Section 6.2(c) (a “Replacement Engine”) thereafter shall be deemed an “Engine” for all purposes under this Agreement.

6.3. Pooling of Parts. Any Part removed from the Aircraft as provided in Section 7 hereof may be subjected by Lessee to normal interchange or pooling agreements or arrangements customary in the airline industry and entered into by Lessee with other licensed air carriers or aviation parts suppliers in the ordinary course of its business, provided that the part replacing such removed Part shall be incorporated or installed in or attached to the Aircraft in accordance with Section 7 promptly upon the removal of such removed Part. In addition, any replacement part, when incorporated or installed in or attached to the Aircraft in accordance with Section 7, may be owned by another such air carrier or aviation parts supplier subject to such pooling

AIRCRAFT LEASE AGREEMENT	D-19

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

arrangement; provided, further, that the Part so removed remains the property of Lessor and subject to this Agreement and that Lessee, at its expense, promptly thereafter either (a) causes title to such replacement part to vest in Lessor free and clear of Liens other than Permitted Liens, in accordance with Section 7.5, or (b) replaces such replacement part by incorporating or installing in or attaching to the Aircraft a further replacement part owned by Lessee free and clear of all Liens other than Permitted Liens, and causes title to such further replacement part to vest in Lessor and causes such replacement part to become subject to this Agreement.

6.4. Commercial Operations. Lessee shall not use or permit the Aircraft to be operated except (a) in commercial operation for which Lessee (or Lessee’s sublessee or operator) is duly authorized by the laws of the United States and any other jurisdiction(s) to whose laws the operation of the Aircraft is subject and (b) in jurisdictions which are not excluded from coverage by any insurance policy required by the terms of this Agreement in effect with respect to the Aircraft.

6.5. Lawful Use. Lessee shall not permit the Aircraft to be maintained, used, or operated in violation of any Law of any Governmental Entity having jurisdiction, or contrary to any Manufacturer’s operating manuals and instructions, or in violation of any airworthiness certificate, license, registration or AD relating to the Aircraft issued by any such Governmental Entity. Lessee shall not cause or permit the Aircraft to proceed to, or remain at, any location which is then the subject of a prohibition order (or any similar order or directive), sanctions or restrictions by or under any Governmental Entity having jurisdiction over Lessee or the Aircraft.

6.6. Freight Operations. Lessee shall not use or permit the use of the Aircraft for the carriage of (a) whole animals, living or dead, except in cargo compartments according to I.A.T.A. regulations and except domestic pet animals carried in suitable containers to prevent the escape of any fluids and to ensure the welfare of the animal or (b) acids, toxic chemicals, other corrosive materials, explosives, nuclear fuels, nuclear wastes or any nuclear assemblies except in full compliance with applicable Law.

6.7. Use Within Insurance Coverage. Lessee shall not operate the Aircraft or suffer the Aircraft to be operated: (a) within or into any geographic area unless the Aircraft is covered by insurance as required by the provisions of Section 11 during and with respect to its operations into that area; or (b) otherwise contrary to the terms or outside the coverage of such insurance as required by the provisions of Section 11.

6.8. Net Lease.

(a) During the Term, except as otherwise provided by the terms of this Agreement, Lessee shall bear all costs in connection with the possession, use, operation, maintenance, overhaul, repair and insurance of the Aircraft.

(b) During the Term, Lessee shall provide and pay for all crews and other personnel, fuel, lubricants, oil and electric power consumed by and required for the operation of the Aircraft.

AIRCRAFT LEASE AGREEMENT	D-20

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(c) Lessee shall promptly pay (or cause to be paid) all import/export fees (as applicable), navigation charges, route charges and airport charges (including landing fees, departure fees, airport handling charges and taxes) the nonpayment of which could result in a Lien upon the Aircraft or in the Aircraft being held or seized pending payment of such charges.

6.9. Risk of Loss or Damage. Lessee shall bear all risks of loss or damage to the Aircraft, Engines, Parts and Aircraft Documents from any and all causes whatsoever from the Delivery Date until the re-delivery thereof to Lessor; provided that, in the event of a re-delivery of any one or more of the Aircraft, Engines, Parts and Aircraft Documents to Lessor, under circumstances which do not constitute a Return, then Lessee shall be responsible for the cost to Lessor to insure the Aircraft, Engines, Parts and Aircraft Documents during the period, following such re-delivery, for which Lessee continues to be obligated to pay Basic Rent pursuant to Section 4.2 hereof. If the Aircraft is requisitioned by any Governmental Entity during the Term, then, unless and until the Aircraft becomes a Total Loss, (a) the Term shall continue and Lessee shall continue to fulfill all its obligations under this Agreement and (b) Lessee shall, during the Term, be entitled to all requisition hire paid to Lessor or to Lessee on account of such requisition. For the avoidance of doubt, Lessor shall not be liable to supply an aircraft, an engine or any part, if the Aircraft, an Engine or a Part is lost or damaged or rendered unfit for use or grounded, hijacked, confiscated, seized, requisitioned, restrained or appropriated.

7. Maintenance and Modifications.

7.1. Maintenance of the Aircraft; ADs.

(a) General. From the Delivery until the Return of the Aircraft and the Aircraft Documents, Lessee, at its own expense, shall service, repair, maintain, overhaul, check or cause the same to be done to the Aircraft, in accordance with the Maintenance Program so as to keep the Aircraft eligible for FAR Part 121 operations, in the same condition as other Boeing 767 aircraft Lessee owns or operates, and in such operating condition as may be necessary to enable the airworthiness certification of the Aircraft to be maintained in good standing at all times pursuant to the requirements of the Aviation Authority and the FAA (if not the applicable Aviation Authority).

(b) AD Compliance.

(1) Lessee shall comply with all ADs issued during the Term affecting the Aircraft and requiring terminating action during the Term or within one year after the end of the Term (without regard to any deferrals which are or might be granted).

(2) If the cost of complying with an AD is less than or equal [*] Dollars ($[*]), Lessee shall pay all of such cost. If the cost of such compliance is greater than [*] Dollars ($[*]) (but only to the extent that such cost relates to work required to comply with an AD on a terminating action basis, and excluding work performed for any other purpose, such as compliance with ADs by means of repetitive inspections, recording compliance work in the Aircraft Documents, and

AIRCRAFT LEASE AGREEMENT	D-21

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

all other maintenance work), Lessee shall pay the first [*] Dollars ($[*]), and the balance (the “AD Shared Expenses”) shall be paid initially by Lessee to the applicable Authorized Maintenance Performer, with Lessee being entitled to reimbursement from Lessor in an amount equal to the product of (a) the amount of the AD Shared Expenses times (b) a fraction, the numerator of which is [*] minus the number of months (rounded to the nearest whole number of months) from the date of completion of the subject AD work to the AD Term Date, and the denominator of which is [*].

(3) If the cost of compliance with an AD on a terminating action basis is equal to or greater than [*] dollars ($[*]), Lessee shall not perform such terminating action unless Lessor consents in advance in writing; provided, however, that, should Lessee request such consent on the part of Lessor and Lessor fail or refuse to provide such consent, then either: (i) Lessor shall provide to Lessee an alternative, equivalent aircraft under the same terms and conditions as this Agreement for the remainder of the Term; or (ii) the Lease shall terminate and (A) Lessor shall pay to Lessee any prepaid Basic Rent, (B) Lessee shall be entitled to return the Aircraft to Lessor without complying with the Return Condition Requirements relating to (and only to) that portion of the Aircraft subject to the applicable AD (i.e., the Airframe, the applicable Engine or Engines, the Landing Gear or the APU) and (C) with respect to the portions of the Aircraft not subject to the AD, Lessor shall assist Lessee in complying with the applicable Return Condition Requirements by pro-rating the costs of such compliance based upon a comparison of (x) the number of months between Delivery and the effective date of the AD and (y) the number of months between the effective date of the AD and the Expiration Date.

(4) Lessor’s obligation to contribute toward the payment of AD costs pursuant to this Section 7.1(b) is subject to and contingent upon:

(A) Lessor shall have consented to the applicable terminating action, as required by Section 7.1(b)(3);

(B) No Event of Default shall have occurred and be continuing;

(C) Lessor shall have received evidence reasonably satisfactory to Lessor that the work contemplated by such AD has been completed; and

(D) Lessor shall have received true copies of the invoices and paid receipts supporting the reported cost of such AD work.

(5) Lessor shall make payment of its share of the AD Shared Expenses within thirty (30) days of its receipt of all of the documentation reasonably required by Lessor pursuant to Section 7.1(b)(4)(C) and (D) hereof. Lessee shall not offset the amount due from Lessor for its portion of the AD Shared Expenses against Rent or other amounts due to Lessor hereunder.

AIRCRAFT LEASE AGREEMENT	D-22

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

7.2. Maintenance of the Aircraft Documents.

(a) From the Delivery until the Return of the Aircraft, Lessee, at its own expense, shall maintain and update (or shall cause to be maintained and updated), in the English language, all Aircraft Documents as required by applicable Laws and by the regulations of the Aviation Authority and the FAA (if not the applicable Aviation Authority). Lessee shall at all times cause the Aircraft Documents to be stored (1) at a location disclosed to and accepted by Lessor and (2) in a complete and organized format.

(b) When incorporating ADs, service bulletins, modifications, repairs or any other engineering changes to the Aircraft, Lessee shall revise or cause to be revised the customized documentation for the Aircraft in order to incorporate and reflect such ADs, service bulletins, modifications or repairs, as applicable.

(c) Together with each transmission of the Written Summaries required under Section 7.8 hereof, Lessee shall provide to Lessor an electronically-scanned copy (in CD, DVD or electronic format reasonably acceptable to Lessor) of all Aircraft Documents changed or added since the scanned copy last provided to Lessor, so that the scanned copy in Lessor’s possession will be correct and complete as of the date of such Written Summaries.

7.3. Authorized Maintenance Performer. All maintenance on the Airframe, Engines and Parts shall be performed by an Authorized Maintenance Performer.

7.4. Replacement of Parts. Except as otherwise provided herein, Lessee, at its own expense, shall as soon as practicable replace (or cause to be replaced) all Parts that may from time to time be incorporated or installed in or attached to the Aircraft and that may become unserviceable, worn out, lost, stolen, destroyed, seized, confiscated or damaged beyond repair. In addition, in the ordinary course of maintenance, service, repair, overhaul, or testing, Lessee may remove (or caused to be removed) any Part, provided that Lessee shall replace (or cause to be replaced) such Part as promptly as practicable. All replacement parts shall be free and clear of all Liens, except for Permitted Liens, and shall be in good operating condition, shall be lawful for installation and use on the Aircraft under applicable Aviation Authority regulations and other applicable Law, and shall be certificated for use on a Boeing 767-200 aircraft.

7.5. Title to Parts. All Parts at any time removed from the Aircraft shall remain the property of Lessor, no matter where located, until such time as: (a) such Parts shall be replaced by parts that have been incorporated or reinstalled in or attached to the Aircraft and that meet the requirements for replacement parts specified above in Section 7.4, and (b) title thereto shall have passed to Lessor free and clear of all Liens other than Permitted Liens. Immediately upon the incorporation or installation in or attachment in or to the Aircraft of any replacement part as above provided, and without further act (c) title to the removed Part shall vest in Lessee, free and clear of all rights of Lessor and any Lessor’s Liens and (d) such replacement part shall be subject to this Agreement and shall be deemed a Part of the Aircraft for all purposes hereof to the same extent as the Parts originally incorporated and installed in or attached to the Aircraft.

AIRCRAFT LEASE AGREEMENT	D-23

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

7.6. Removal of Engines. Lessee shall be entitled, so long as no Event of Default shall have occurred and be continuing, to remove or permit the removal of any Engine from the Airframe and to install on the Airframe an engine, provided, that the removed Engine is, during the period of substitution, either being safely housed and sheltered or repaired or maintained in accordance with this Agreement, or is installed on an aircraft pursuant to Section 6.2 hereof (and the provisions of Sections 6.2(a)(2) or 6.2(a)(3), as applicable, concerning preservation of title shall apply to the removed Engine); provided, further, that:

(a) Lessee maintains or causes to be maintained insurance in accordance with Section 11 in respect of the removed Engine at all times while it is removed from the Airframe (and, if required by Lessor, Lessee shall furnish or cause to be furnished to Lessor waivers or acknowledgments by the insurers of the aircraft on which such removed Engine is installed); and

(b) as soon as reasonably practicable and in any event on or before end of the Term, such engine is removed from the Airframe and the removed Engine is reinstalled on the Airframe (subject to the Replacement Engine provisions of Section 6.2(c) of this Agreement).

7.7. Equipment Changes.

(a) Except as expressly provided herein or as a result of an AD or service bulletin or other requirement of the Aviation Authority or the Manufacturer, the Aircraft shall not be modified, altered, converted, or added to (an “Equipment Change”), provided that, subject to Lessor’s prior approval in writing, and in compliance with any conditions reasonably imposed by Lessor, Lessee may, at Lessee’s own expense, make (or cause to be made) such Equipment Changes to the Aircraft as Lessee may deem desirable, so long as such Equipment Change does not result in a diminution in the value or utility of the Aircraft. All such Equipment Changes shall be consistent with the rules and regulations of the Aviation Authority.

(b) Title to all Parts incorporated or installed in or attached or added to the Aircraft as the result of such Equipment Change shall, without further act, vest in Lessor and shall become subject to this Agreement, free of all Liens other than Permitted Liens; provided, however, that so long as no Event of Default shall be continuing, Lessee may remove (or cause to be removed) any such Part if: (1) such Part is in addition to, and not in replacement of or in substitution for, any Part originally incorporated or installed in or attached to the Aircraft at the time of Delivery or any part in replacement of or in substitution for any such original Part; (2) such Part is not required to be incorporated or installed in or attached or added to the Aircraft pursuant to the provisions of Sections 7.1 hereof; and (3) such Part can be removed from the Aircraft without diminishing or impairing the value or airworthiness which the Aircraft would have had such Equipment Change not occurred. Without limiting the generality of the immediately prior sentence, all loose equipment owned by Lessee which is placed on board the Aircraft (and remains loose equipment) shall remain owned by Lessee.

AIRCRAFT LEASE AGREEMENT	D-24

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(c) Upon the removal by Lessee of any such Part as above provided, title thereto shall, without further act, vest in Lessee free and clear of all Lessor’s Liens and rights of Lessor and such part shall no longer be deemed part of the Aircraft. Any Part not removed by Lessee as above provided prior to the Return of the Aircraft shall remain the property of Lessor; provided that Lessor may require Lessee, by notice to Lessee given not later than the 60th day prior to end of the Term (except during the continuance of an Event of Default), to remove any Parts incorporated or installed in the Aircraft as a result of an Equipment Change and to restore the Aircraft to its condition prior to such Equipment Change, prior to the end of the Term.

7.8. Summary of Flight Hours, Cycles; Technical Information.

(a) Lessee, at its own expense, shall, within ten (10) Business Days after the end of each calendar month of the Term and on the Return Date, provide (or cause to be provided) to Lessor written summaries (the “Written Summaries”) of the following events occurring during the previous calendar month: (1) Flight Hours and Cycles accrued on the Airframe and Engines, certified by an officer of Lessee; (2) all maintenance performed on the Airframe or Engines; and (3) any Engine changes.

(b) Lessee shall give Lessor not less than fifteen (15) days’ prior written notice of the anticipated time and location of all partial or complete C-Checks, Engine shop visits, and other major maintenance to be performed on the Aircraft.

(c) During the Term, Lessee shall furnish to Lessor such additional information concerning the location, condition, use and operation of the Aircraft as Lessor may reasonably request, including, without limitation, records reflecting the Airframe, Engine and APU service history.

(d) All information furnished by Lessee to Lessor concerning monetary amounts (whether in the Written Summaries or otherwise) shall be denominated in Dollars.

(e) Together with each transmission of Written Summaries, Lessee shall provide to Lessor the electronically-scanned copies of the Aircraft Documents required under Section 7.2(c) hereof.

7.9. Inspections.

(a) Lessor may, but shall not be obligated to, upon giving five (5) Business Days prior notice to Lessee of its intention to do so (or any other notice which is reasonable under the circumstances), inspect the Aircraft, the Aircraft Documents, and any maintenance performed by or on behalf of Lessee during normal business hours, provided that such inspection does not unreasonably interfere with Lessee’s operations. Lessor shall be entitled, as part of any such inspection, to open any of the panels, bays and doors of the Aircraft. All inspections performed by Lessor shall be at its cost (except that, during the continuance of an Event of Default, such inspection shall be at Lessee’s cost and may be conducted without prior notice to Lessee).

AIRCRAFT LEASE AGREEMENT	D-25

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(b) Lessee shall assist and not interfere with any person designated by Lessor to conduct any inspection pursuant to this Section 7.9. Lessor shall not incur any liability or obligation by reason of not making an inspection and no failure by Lessor to make such inspection shall lessen any obligation of Lessee under this Agreement, including but not limited to Lessee’s obligations under this Section 7. In addition, Lessee shall at all times permit Lessor’s technical representatives to be present at and inspect any maintenance being conducted on the Aircraft or any constituent thereof. Lessee shall, upon Lessor’s request, provide Lessor with letters to the Authorized Maintenance Performer allowing the disclosure to Lessor of all matters relating to the maintenance of the Aircraft.

(c) Lessor Not Obligated. Except as otherwise expressly provided in this Agreement, Lessor shall have no obligation whatsoever to service, repair, maintain, check or cause the same to be done to the Aircraft, or to keep the Aircraft in an airworthy condition.

8. Taxes.

8.1. General Tax Indemnity. Lessee agrees to timely pay, and to indemnify Lessor against, any and all Taxes, whether such Taxes are now existing or hereafter adopted, enacted or amended, that may be asserted, levied or imposed on or against Lessor upon or with respect to or measured by: (a) the Aircraft or any Part thereof or interest therein; (b) this Agreement, and the performance of any of the transactions contemplated hereby or the exercise of remedies under this Agreement with respect to an Event of Default; (c) the delivery, testing, transportation, rental, sale, replacement, substitution, repossession, abandonment, transfer, rebuilding, leasing, subleasing, possession, presence, use, operation, condition, storage, maintenance, modification, alteration, repair or return of the Aircraft or any Part thereof or interest therein occurring subsequent to the Delivery Date; and (d) Rent payable under this Agreement.

8.2. Certain Exceptions. The provisions of Section 8.1 hereof shall not apply to, and Lessee shall have no liability to Lessor thereunder with respect to, Taxes excluded under any of the following provisions or any combination thereof:

(a) Taxes which are not yet due;

(b) Taxes on, based on, measured by or with respect to the net or gross income, or net or gross receipts, capital, net worth, franchise, or conduct of business of Lessor (other than Taxes in the nature of sales, withholding, use or property Taxes) imposed by any federal, state or local government or taxing authority in the United States or any foreign government or foreign taxing authority, or by any possession or territory of the United States; and

(c) Taxes that would not have been imposed but for any failure of Lessor to (1) file proper and timely reports or returns or to pay any Taxes when due, or (2) comply with any certification, information, documentation, reporting or other similar requirements concerning the nationality, residence, identity or connection with the jurisdiction imposing such Taxes, if such compliance is required to obtain or establish relief or exemption from or reduction in such Taxes and Lessor was eligible to comply with such requirement.

AIRCRAFT LEASE AGREEMENT	D-26

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

8.3. Indemnities Payable on After-Tax Basis; Payments in Respect of Tax Benefits. Lessee agrees that, with respect to any payment or indemnity to Lessor under this Section 8, Lessee’s indemnity obligations shall include an amount necessary to hold Lessor harmless from all Taxes (other than Taxes described in Section 8.2) required to be paid by Lessor with respect to the receipt or accrual of such payment or indemnity (including any payment by Lessor of any Taxes in respect to any indemnity payments received or receivable under this Section 8).

8.4. Payment of Tax Indemnities. If (a) any Taxes are required to be deducted or withheld by Lessee from any payment of Rent or other amounts due to Lessor under this Agreement (“Withholding Taxes”) and (b) Lessee is required to indemnify Lessor against such Withholding Taxes pursuant to this Section 8 (“Indemnifiable Withholding Taxes”), then Lessee shall, at the time of paying such Rent, or other amount, pay to Lessor such additional amounts as may be necessary in order that the net amount of such payment of Rent or other amount, after deduction or withholding for Indemnifiable Withholding Taxes, will be equal to the amount Lessor would have received if such Indemnifiable Withholding Taxes had not been deducted or withheld. Any other amount payable to or on behalf of Lessor, pursuant to Section 8.1 hereof shall be paid to Lessor or, if so directed by Lessor, directly to the relevant taxing authority, within thirty (30) days after receipt by Lessee of a written demand therefor from Lessor accompanied by a written statement describing in reasonable detail the Taxes that are the subject of and basis for such payment or indemnity and the computation of the amount so payable.

9. Liens.

9.1 During the Term, Lessee shall not create or suffer to exist any Lien upon or against the Aircraft, the Aircraft Documents or any of its rights under this Agreement, other than the following (“Permitted Liens”):

(a) Lessor’s Liens;

(b) repairers’ or other like Liens arising in the ordinary course of business, in respect of obligations which are neither overdue nor deferred;

(c) the rights of others permitted under Sections 6 and 7 hereof;

(d) Liens for taxes of any kind not yet due and payable or being contested in good faith by appropriate proceedings that do not involve any material risk of the sale, forfeiture or loss of the Aircraft or the Aircraft Documents or any interest therein;

(e) Liens arising out of judgments or awards against Lessee with respect to which there shall have been procured a stay of execution;

(f) salvage rights of insurers under insurance policies maintained pursuant to Section 11; and

(g) the respective rights of Lessor and Lessee as provided herein.

AIRCRAFT LEASE AGREEMENT	D-27

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

9.2 All Liens excepted above under Section 9.1(b) shall be cleared by Lessee in the ordinary course of business, but not later than the end of the Term. If at any time during the Term a Lien (other than a Permitted Lien) shall be created or suffered to exist by Lessee, or be levied upon or asserted against the Aircraft or the Aircraft Documents, or if any person or entity should assert any Lien (other than a Permitted Lien) on any right of Lessee under this Agreement, Lessee shall notify Lessor and Lessee shall cause such Lien (other than Permitted Liens) forthwith to be discharged by bond or otherwise unless Lessor shall otherwise consent in writing. If Lessee shall fail to discharge any Lien (other than Permitted Liens), Lessor may do so, and Lessee shall pay to Lessor on demand the amount paid by Lessor together with Lessor’s losses, costs, and expenses, including reasonable legal fees and expenses. The obligations set forth in this Section 9 shall survive the Expiration or Termination of this Agreement.

10. Indemnification.

10.1. Indemnification and Holding Harmless. Lessee agrees to defend, indemnify, reimburse, and hold harmless Lessor, Lessor’s Lender, and their respective affiliates, subsidiaries, successors, assigns and subcontractors, together with each of such entities’ respective directors, officers, agents, shareholders and employees (hereinafter individually and collectively the “Indemnified Parties”) from and against any and all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, legal proceedings, penalties, fines, other sanctions and any costs and expenses in connection therewith, including but not limited to reasonable attorneys’ fees and expenses (any and all of which are hereafter referred to as “Claims”) that in any way result from or arise out of or in relation to: (a) the condition, manufacture, delivery under this Agreement, possession, return, disposition after an Event of Default, use or operation of the Aircraft either in the air or on the ground; (b) any defect in the Aircraft arising from the material or any article used therein or from the design, testing or use thereof, or from any maintenance, service, repair, overhaul or testing of the Aircraft, regardless of when such defect shall be discovered, and regardless of where the Aircraft may then be located; (c) any breach by, or noncompliance by Lessee with, any provision of this Agreement or any other agreement or document contemplated hereby or given or entered into by Lessee in connection herewith; or (d) any bodily injury suffered by any person, or any property damage suffered by any person or entity, in the course of or as a result of the use, operation, maintenance, service, repair, overhaul, testing, possession, delivery under this Agreement or return of the Aircraft. The foregoing indemnity shall not apply to (1) any Claim that constitutes a Permitted Lien, (2) Claims for Taxes, it being agreed that Section 8 represents Lessee’s entire obligation with respect to Taxes, (3) Claims attributable to the gross negligence or willful misconduct of any Indemnified Party, (4) Claims attributable to any misrepresentation by any Indemnified Party herein or in any agreement or document delivered by it in connection herewith or (5) with the exception of clause (c) above, Claims attributable to acts or events occurring before the Delivery Date or following Expiration or Termination of this Agreement and the Return of the Aircraft to Lessor.

10.2. Lessee’s Waiver and Release. Lessee hereby waives and releases any Claim now or hereafter existing against the Indemnified Parties on account of any Claim of or on account of or arising from or in any way connected with injury to or death of personnel of Lessee

AIRCRAFT LEASE AGREEMENT	D-28

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

or loss or damage to property of Lessee that may result from or arise in any manner out of or in relation to the condition, use or operation of the Aircraft, either in the air or on the ground, during the Term, or that may be caused during the Term by any defect in the Aircraft arising from the material or any article used therein or from the design, testing or use thereof, or from any maintenance, service, repair, overhaul or testing of the Aircraft, except to the extent that such claim arises out of the breach by any Indemnified Party of its obligations hereunder or under any agreement or document delivered in connection herewith, regardless of when such defect may be discovered, and regardless of the location of the Aircraft at any such time. The foregoing waiver and release shall not apply to any Claim arising out of the gross negligence or willful misconduct of any Indemnified Party.

10.3. Surviving Obligations. The indemnities and agreements contained in this Section 10 shall survive the end of the Term and the Return of the Aircraft. The indemnities contained in this Section 10 are expressly made for the benefit of and shall be enforceable by the Indemnified Parties.

10.4. Not an Indemnified Party. Notwithstanding anything to the contrary in this Section 10, no manufacturer, repairer, servicer, modifier or the like shall be considered an Indemnified Party unless expressly referenced herein, and the Lessee and their insurers retain full right of subrogation and recourse against all but the Indemnified Parties in accordance with this Section 10.

11. Insurance.

11.1 Aviation Third Party Legal Liability Insurance. As of the Delivery Date and continuing for a period of two years following the end of the Term or, if earlier, until the next major Aircraft maintenance check, Lessee shall carry at its expense (or shall cause to be carried) with insurers of internationally recognized standing, aviation legal liability insurance in respect of the Aircraft in amounts denominated in United States Dollars not less than the Minimum Liability Coverage amount designated in Appendix B hereto combined single limit for bodily injury and property damage each occurrence (and in the aggregate as respects aviation products/completed operations and third party liability war and allied perils), and subject to customary sub-limits for non-aviation coverages. Such insurance shall include third party legal liability including passenger liability, liability war and allied perils, property damage liability (including cargo, baggage (checked and unchecked) and mail liability), premises liability, products/completed operations liability, contractual liability and political risk (including expropriation) insurance in the amounts set forth in Appendix B. All such insurance shall be in form and substance reasonably satisfactory to Lessor. Lessee covenants that any insurance policies carried in accordance with this Section 11.1 and any policies taken out in substitution or replacement for any of such policies shall: (i) be endorsed to name Lessor, Lessor’s Lender, each of the other Indemnified Parties and such other parties as Lessor may from time to time reasonably designate by notice to Lessee as additional insureds for their respective interests with respect to the Aircraft (hereinafter each an “Additional Insured” and collectively the “Additional Insureds”); (ii) provide that in respect of the interests of any Additional Insured in such policies, the insurance shall not be invalidated by any act or omission (including misrepresentation and non-disclosure), provided that the Additional Insured so protected has not caused, contributed to or knowingly condoned the said act or omission; (iii) provide that insurers waive all rights of

AIRCRAFT LEASE AGREEMENT	D-29

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

subrogation against the Additional Insureds; (iv) provide that, if such insurance is canceled or allowed to lapse for any reason whatsoever, or if any material change is made in such insurance that adversely affects the interest of any Additional Insured, such cancellation, lapse or change shall not be effective as to any Additional Insured for thirty (30) days (seven (7) days, or such other period as is then customarily obtainable in the industry, in the case of any war and allied perils liability coverage) after the giving of written notice from such insurers or Lessee’s appointed insurance broker to Lessor and Lessor’s Lender; (v) be primary without right of contribution from any other insurance maintained by any Additional Insured; (vi) provide a severability of interests provision applicable to each insured and Additional Insured under the policy such that all of the provisions of the insurance required hereunder, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured and Additional Insured; (vii) waive any right of the insurers to any setoff, counterclaim or other deduction against the Additional Insureds, and; (viii) provide for worldwide coverage, subject to such limitations and exclusions as may be expressly set forth in the certificates of insurance delivered pursuant to Section 11.4 hereof provided such limitations and exclusions are not applicable to the territories where the Aircraft is operated by Lessee, or as Lessor may otherwise agree in writing.

11.2 Aircraft Hull Insurance.

(a) On or prior to the Delivery Date and throughout the Term, Lessee shall maintain (or cause to be maintained) in full force and effect, at its expense and on terms substantially similar to and no less favorable than insurance carried by Lessee on similar aircraft in its fleet, all-risk ground and flight aircraft hull insurance covering the Aircraft including coverage of the Engines and Parts while temporarily removed from or not installed on the Aircraft and not replaced with similar components in amounts denominated an payable in United States Dollars not less than, in respect of the Aircraft, the Agreed Value as set forth in Appendix B hereto, and with respect to any Engines or Parts while removed from the Aircraft on a replacement value basis. Lessee shall maintain such insurance covering any loss or damage arising from:

(i) war, invasion, acts of foreign enemies, hostilities (whether war be declared or not), civil war, rebellion, revolution, insurrection, martial law, military or usurped power or attempts at usurpation of power;

(ii) strikes, riots, civil commotions or labor disturbances;

(iii) any act of one or more persons, whether or not agents of a sovereign power, for political or terrorist purposes and whether the loss or damage resulting therefrom is accidental or intentional;

(iv) any malicious act or act of sabotage;

(v) confiscation, nationalization, seizure, restraint, detention, appropriation, requisition for title or use by or under the order of any government (whether civil, military or de facto) or public or local authority; and

AIRCRAFT LEASE AGREEMENT	D-30

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(vi) hijacking or any unlawful seizure or wrongful exercise of control of the Aircraft or any Engine or any airframe on which any Engine is installed or crew in flight (including any attempt at such seizure or control) made by any person or persons on board the Aircraft or such airframe acting without the consent of the insured.

(b) The hull war and allied perils insurances shall be in accordance with Lloyd’s Aviation Underwriters Association Standard Policy Form LSW 555D unless otherwise approved by Lessor in writing. Lessee covenants that all policies and subsequent policies taken out in accordance with this Section 11.2 shall: (A) be issued by insurance companies or underwriters of internationally recognized standing in the aviation industry; (B) be endorsed to name Lessor or (as directed by Lessor) Lessor’s Lender as the loss payee to the extent of its interests in respect of hull claims that become payable on the basis of a total loss and shall provide that any other loss shall be settled (net of any relevant policy deductible) with such party(ies) as may be necessary to repair the Aircraft unless otherwise agreed in writing after consultation among the insurers, Lessor and Lessor’s Lender (it being agreed that where the loss is not expected to exceed U.S.$500,000 and, unless Lessor has notified the insurers to the contrary, such loss will be settled with and paid to Lessee); (C) be amended to name the Additional Insureds as additional insureds for their respective interest with respect to the Aircraft; (D) provide that, in respect of the interest of any Additional Insureds in such policies, the insurance shall not be invalidated by any act or omission, provided that the Additional Insured so protected has not caused, contributed to or knowingly condoned the said act or omission; (E) provide that none of the Additional Insureds shall have responsibility for the payment of premiums or any other amount payable under such policies; (F) provide that insurers shall waive all rights of subrogation as against the Additional Insureds; (G) provide that, if such insurance is canceled or allowed to lapse for any reason whatsoever, or if any material change is made in such insurance which adversely affects the interest of an Additional Insured, such cancellation, lapse or change shall not be effective as to any Additional Insured for thirty (30) days (seven (7) days, or such other period as is then customarily obtainable in the industry, in the case of any hull war and allied perils coverage) after the giving of written notice from such insurers or Lessee’s appointed insurance broker to Lessor and Lessor’s Lender; (H) waive any right of the insurers to any setoff, counterclaim or other deduction against the Additional Insureds; (I) provide for worldwide coverage, subject to such limitations and exclusions as may be set forth in the certificates of insurance delivered pursuant to Section 11.4 hereof provided such limitations and exclusions are not applicable to the territories where the Aircraft is operated by Lessee, or as Lessor may otherwise agree in writing; (J) contain a 50/50 claims funding clause in the form of Lloyd’s standard provision AVS103 in the event of a dispute as to which policy in respect of the hull insurance set forth in this Section 11.2 shall pay in the event of a loss; and (K) have deductibles (not applicable in case of a total, constructive total and/or arranged total loss) standard in the industry which do not exceed, per occurrence, the lesser of (i) $500,000 and (ii) such amounts carried by Lessee with respect to other aircraft similar to the Aircraft and operated on similar routes or which are otherwise reasonably acceptable to, and approved in writing by Lessor, provided, however, any deductibles shall be assumed by and at the sole risk of Lessee and to the extent applicable shall be paid by Lessee.

(c) All insurance coverage shall be subject to Endorsement AVN67B (or a comparable endorsement).

AIRCRAFT LEASE AGREEMENT	D-31

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

11.3 Default. If Lessee shall default in effecting, keeping or maintaining any insurance or if any insurance shall for any reason become void, Lessor may (but without any obligation to do so and without prejudice to Lessor’s other rights and remedies hereunder) effect, keep up or maintain such insurance at the cost of Lessee and Lessee will forthwith upon demand repay or cause to be repaid to Lessor all premiums and other moneys from time to time paid or payable by Lessor in respect of such insurance.

11.4 Certificates. Not less than ten (10) business days before the Delivery Date, unless otherwise approved by Lessor in writing, and promptly upon each renewal thereafter, Lessee will furnish to Lessor certificates of insurance written in English from an authorized representative of the insurers providing the insurance required hereunder and certificates of reinsurance from reinsurance brokers (together with a letter of undertaking from each of such representative and such reinsurance brokers stating that such insurance and reinsurance complies with the terms hereof) describing in detail the insurance and reinsurance carried and maintained on the Aircraft. Such certificates of insurance shall be in form and substance reasonably satisfactory to Lessor and Lessor’s Lender. Failure of Lessee to furnish certificates of insurance or procure and maintain the insurance required herein or the failure of Lessor and Lessor’s Lender to request such certificates shall not constitute a waiver of Lessee’s obligations hereunder.

11.5 Premiums. Lessee agrees to pay the premiums (or installments thereof) as required by the terms of such policies.

11.6 Claims. After a Total Loss in relation to the Aircraft shall have occurred and so long as no Default or an Event of Default shall have occurred and be continuing, Lessee may pursue any and all claims against the insurers in respect of the insurance with respect to the Aircraft, subject to consultation with Lessor; provided that no settlement or compromise of any such claim may be made without the approval of Lessor (which approval shall not be unreasonably withheld or delayed). Should a Default or an Event of Default have occurred and be continuing and any claim be made under any of the insurance policies, Lessor shall have full power to make, enforce, settle or compromise all claims with the insurers in respect of the insurance (other than the liability insurance) or for compensation and to sue for, recover, receive and give discharge for all moneys payable by virtue thereof, to be held and applied in accordance with Section 11.2 hereof. Lessee shall irrevocably and unconditionally assign or cause to be assigned the insurance to Lessor (or, if requested by Lessor, to Lessor’s Lender) if such an assignment is advisable for the purpose of the preceding sentence. Lessee shall do or cause to be done all things necessary and provide or cause to be provided all documents, evidence and information to enable the assignee or loss payee referred to above to collect or recover any moneys due or to become due in respect of the insurance.

11.7 Self-Insurance. Except for the deductibles permitted by Section 11.2 hereof or otherwise permitted in writing by Lessor, Lessee shall not be permitted to self-insure against any of the risks required to be covered by the insurance described in this Section 11.

11.8 Application of Payments During Existence of Default or Event of Default. Any amount referred to in Section 11.2 hereof which is payable to or retainable by Lessee shall not be paid to or retained by Lessee if, at the time of such payment or retention, a Default or an

AIRCRAFT LEASE AGREEMENT	D-32

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Event of Default shall have occurred and be continuing, but shall be held by or paid over to Lessor (or, as directed by Lender, to Lessor’s Lender) as security for the obligations of Lessee under this Agreement. Upon the earlier of (i) such time as there shall not be continuing any such Default or Event of Default or (ii) the end of the Term, such amount shall be paid to Lessee to the extent not previously applied in accordance with the terms hereof.

12. Assignment.

12.1. Assignment by Lessee. Lessee shall not assign or transfer all or any of its rights or obligations under this Agreement without the prior written consent of Lessor; provided, however, that such consent shall not be required so long as (a) such assignment is to an Affiliate of Lessee, (b) the assignee assumes in writing all of the obligations of the “Lessee” under this Agreement for the benefit of Lessor and (c) Lessee provides written notice of such assignment to Lessor.

12.2. Assignment by Lessor.

(a) Lessor may, at its own expense and without the prior consent of Lessee, assign or transfer all of its rights and obligations under this Agreement to an Affiliate of Lessor upon providing prior written notice of such assignment to Lessee. Any other assignment by Lessor shall be subject to the prior consent of Lessee, which such consent shall not be unreasonably withheld or delayed. Upon (1) any such assignment becoming effective and (2) the assignee assuming all of Lessor’s obligations under this Agreement, Lessor shall be released of any further obligations hereunder. Any assignment pursuant to this section 12.2(a) shall not affect the obligations of Lessor Guarantor.

(b) After notice from Lessor of any such sale or transfer of the Aircraft or any assignment or transfer of all or any of Lessor’s rights and obligations under this Agreement, upon request from Lessor and at Lessor’s expense, Lessee shall, as soon as practicable, execute any agreements or other instruments that may be necessary or reasonably requested by Lessor in order to allow, give effect to, or perfect any assignment or transfer of Lessor’s rights and obligations under this Agreement (including, without limitation, certificates confirming (to the extent that such matters are accurate) (1) the continuing truth and accuracy of Lessee’s representations as set forth herein, (2) the continuing viability of Lessee’s warranties, indemnities, covenants and other obligations set forth herein, (3) that no Event of Default has occurred and is continuing, (4) that no Total Loss has occurred, (5) that the Lease is in full force and effect, (6) that the insurance as required pursuant to this Agreement remains in full force and effect with the assignee named as sole loss payee and added as an additional insured to the existing additional insureds as of the assignment, and (7) such other matters as reasonably requested by Lessor).

(c) In any instance where a transfer or assignment effected by Lessor is to more than one person, such transferees or assignees shall select an agent who shall act on behalf of all such transferees or assignees and with whom Lessee may deal exclusively, and notify Lessee thereof.

AIRCRAFT LEASE AGREEMENT	D-33

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

12.3. Assignment of Warranties.

(a) As of the Delivery Date and unless a Default or Event of Default shall have occurred and be continuing, Lessor hereby assigns to Lessee, to the fullest extent permitted by law and contract: (a) all warranties (to the extent still existing) covering the Aircraft and all components, parts and accessories installed on, or delivered with the Aircraft; and (b) Lessor’s right to and possession of all manuals, diagrams and support materials and all records covering the Aircraft and related components, parts and accessories; in the case of the Airframe and the Engines. To the extent that such warranties are not assignable, Lessor shall cooperate with Lessee in enforcing all such warranties for the benefit of Lessee. Upon an Event of Default, the assignment hereunder shall automatically terminate and all rights assigned to Lessee pursuant to this Section 12.3 shall automatically revert back to Lessor.

(b) On the Return Date, Lessee shall be deemed to have assigned or reassigned to Lessor all warranties covering the Aircraft without further action on the part of Lessee; provided, that Lessee may retain the right to pursue remedies and to receive benefits with respect to claims of Lessee arising in respect of events prior to the Return Date; provided further, that, to the extent requested by Lessor, Lessee shall execute a separate assignment of warranties in favor of Lessor at the Return. To the extent that any of such warranties are not assignable, Lessee shall cooperate with Lessor in enforcing all such warranties for the benefit of Lessor.

13. “As-Is” Condition, Disclaimer and Release. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, FROM AND AFTER THE DELIVERY, THE AIRCRAFT AND OTHER ITEMS DELIVERED HEREUNDER ARE LEASED TO LESSEE IN THEIR “AS IS, WHERE IS” CONDITION, AND LESSEE HEREBY WAIVES, RELEASES AND RENOUNCES ANY AND ALL WARRANTIES, OBLIGATIONS AND LIABILITIES, EXPRESS OR IMPLIED, DIRECT OR INDIRECT, OF LESSOR, ITS SUCCESSORS AND ASSIGNS AND ALL OTHER INDEMNIFIED PARTIES, AND ANY AND ALL RIGHTS, CLAIMS, AND REMEDIES, EXPRESS OR IMPLIED, DIRECT OR INDIRECT, OF LESSEE AGAINST LESSOR, ITS SUCCESSORS AND ASSIGNS AND ALL OTHER INDEMNIFIED PARTIES, ARISING BY LAW OR OTHERWISE (EXCEPT ANY SUCH SET FORTH IN THIS AGREEMENT) WITH RESPECT TO THE AIRCRAFT OR ANY PARTS OR THE USE OR OPERATION THEREOF OR ANY NONCONFORMANCE OR DEFECT THEREIN, INCLUDING BUT NOT LIMITED TO: (a) ANY WARRANTY AS TO THE CONDITION OF THE AIRCRAFT; (b) ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE; (c) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE; (d) ANY LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE STRICT LIABILITY OR THE ACTUAL OR IMPUTED NEGLIGENCE OF LESSOR AND ITS RESPECTIVE SUCCESSORS OR ASSIGNS OR ANY OTHER INDEMNIFIED PARTY; AND (e) ANY STATUTORY OR OTHER WARRANTY, CONDITION, DESCRIPTION OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE STATE, QUALITY, VALUE, CONDITION, DESIGN, OPERATION OR FITNESS OF THE AIRCRAFT. IN ADDITION TO ALL OTHER REQUIREMENTS OF THIS AGREEMENT, THIS SECTION 13 SHALL NOT BE MODIFIED EXCEPT BY WRITTEN AGREEMENT SIGNED ON BEHALF OF LESSOR BY ITS DULY AUTHORIZED REPRESENTATIVE.

AIRCRAFT LEASE AGREEMENT	D-34

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

14. Representations and Warranties.

14.1. Lessee’s Representations and Warranties. Lessee represents and warrants as follows, as of the date hereof and as of the Delivery Date.

(a) Legal Form and Qualification. Lessee is a corporation organized and existing in good standing under the laws of Ohio and has full power to conduct its operations as presently conducted.

(b) Authority. Lessee has full power, authority and legal right to enter into, deliver and perform this Agreement and all agreements or instruments required hereunder.

(c) Binding Obligations. This Agreement constitutes and any related documents, when entered into, will constitute, legal, valid and binding obligations of Lessee enforceable against Lessee in accordance with the terms hereof or thereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally as well as by general principles of equity.

(d) No Additional Consents or Approvals. Neither the execution and delivery by Lessee of this Agreement or any other document delivered by it in connection herewith nor the consummation of any of the transactions contemplated thereby requires the consent or approval of, the giving of notice to, or the registration with, any Governmental Entity.

(e) Registration, Filing of the Agreement. It is not necessary or advisable under any applicable Law in order to ensure the validity, effectiveness and enforceability of this Agreement that this Agreement or any other instrument relating hereto be filed, registered or notarized or that any other action be taken, other than those provided for in Section 5 hereof.

(f) No Violation. Neither the execution and delivery nor the performance by Lessee of this Agreement and any other document delivered by Lessee in connection herewith, nor consummation of any of the transactions as contemplated thereby, will result in any violation of, or be in conflict with, or constitute a default under, or result in the creation of any Lien upon any property of Lessee under any of the provisions of Lessee’s charter or by-laws, or of any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, note or bond purchase agreement, license, bank loan, credit agreement or other agreement to which Lessee is a party or by which Lessee is bound, or any law, judgment, governmental rule, regulation or order of any Governmental Entity.

(g) Protection of Ownership. Except for the registration and filings provided for in Section 5 hereof, no other filing or registration of any instrument or document is necessary in order to protect Lessor’s title to and ownership of the Aircraft.

AIRCRAFT LEASE AGREEMENT	D-35

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(h) No Default. No Default or Event of Default has occurred and is continuing under this Agreement (or under any of the Other Lease Agreements).

(i) No Litigation. There are no suits, litigation, arbitration or other proceedings pending or, to the knowledge of Lessee, threatened against or affecting Lessee that, if adversely determined, would have a material adverse effect upon Lessee’s financial condition or business or its ability to perform its obligations hereunder.

(j) Withholding Tax. Neither the payment of Rent nor the payment of any other amount required under this Agreement is subject to deduction or withholding taxes or the equivalent under the laws of any Governmental Entity.

(k) Pari Passu Ranking. The obligations of Lessee to make payments hereunder will rank at least pari passu in right of payment with all other unsecured, unsubordinated obligations of Lessee.

(l) Sovereign Immunity. Lessee does not enjoy or claim any sovereign or governmental immunity from suit or enforcement of private contracts.

14.2. Lessor’s Representations and Warranties. Lessor represents and warrants as follows, as of the date hereof and of the Delivery Date.

(a) Organization. Lessor is a corporation organized and existing in good standing under the laws of Florida, and has all requisite power, authority and legal right to enter into and perform its obligation under this Agreement and any other document delivered by Lessor in connection herewith.

(b) Authorization. Lessor has duly authorized, executed and delivered this Agreement and, assuming this Agreement has been duly authorized, executed and delivered by Lessee, this Agreement constitutes a legal, valid and binding obligation of Lessor enforceable against Lessor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally as well as by general principles of equity.

(c) No Violation. Neither the execution and delivery or performance by Lessor of this Agreement and any other document delivered by Lessor in connection herewith, nor consummation of any of the transactions as contemplated thereby, will result in any violation of, or be in conflict with, or constitute a default under, or result in the creation of any Lien upon any property of Lessor under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, note or bond purchase agreement, license, bank loan, credit agreement or other agreement to which Lessor is a party or by which Lessor is bound, or any law, judgment, governmental rule, regulation or order of any Governmental Entity.

(d) No Consents or Approvals. Neither the execution and delivery by Lessor of this Agreement or any other document delivered by it in connection herewith nor the consummation of any of the transactions contemplated thereby requires the consent or approval of, the giving of notice to, or the registration with, any Governmental Entity located in the United States.

AIRCRAFT LEASE AGREEMENT	D-36

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(e) Citizenship. Lessor is (1) a “citizen of the United States” as that term is defined in Section 40102(a) (15) of Title 49 of the United States Code and (2) a “United States person” as that term is defined in Section 7701(a)(30) of Title 26 of the United States Code.

(f) No Litigation. There are no suits, litigation, arbitration or other proceedings pending or, to the knowledge of Lessor, threatened against or affecting Lessor that, if adversely determined, would have a material adverse effect upon Lessor’s financial condition or business or its ability to perform its obligations hereunder.

(g) Ownership. As of the Delivery, Lessor holds legal title to the Aircraft.

15. Covenants.

15.1. Lessee’s Covenants. Lessee hereby covenants with Lessor that during the Term, Lessee shall fully comply with and perform the following obligations.

(a) Lessee shall punctually pay to Lessor when due all the monies specified and calculated in accordance with the terms of this Agreement and at the time and in the manner herein specified and shall punctually and duly observe and perform Lessee’s obligations under this Agreement.

(b) Lessee shall maintain (or shall cause to be maintained) insurance in respect of the Aircraft, its liabilities and properties in accordance with good airline practice and the terms and conditions of this Agreement.

(c) Lessee shall preserve its existence and maintain all rights, privileges, licenses and franchises necessary to its business or material to its performance of its obligations under this Agreement.

(d) Lessee shall provide Lessor with notice of any change in its chief executive office prior to such change, provided that such notice shall not be required more than five (5) days prior to such change; and further provided that Lessor shall keep such information confidential until after the change occurs.

(e) To the extent that Lessee is a certified operator, Lessee shall keep in full force Lessee’s operator’s certificate(s) issued by the Aviation Authority and each other Governmental Entity, including all special conditions and obligations to be fulfilled by Lessee, and of all renewals, amendments and modifications thereto.

(f) Lessee shall promptly, upon becoming aware of the same, notify Lessor in writing of the occurrence of any Event of Default or of any event which with the giving of notice or passage of time could become an Event of Default.

AIRCRAFT LEASE AGREEMENT	D-37

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(g) Lessee shall not do or knowingly permit to be done or omit or knowingly permit to be omitted to be done any act or thing which might reasonably be expected to jeopardize the rights of Lessor as owner and lessor of the Aircraft and as an additional insured or loss payee under the insurance required under this Agreement.

(h) Lessee shall not, on any occasion when the ownership of the Aircraft, any Engine or any Part is relevant, claim any interest in the Aircraft other than as Lessee under this Agreement.

(i) Lessee shall not at any time (1) represent or hold out Lessor as carrying goods or passengers on the Aircraft or as being in any way connected or associated with any operation or carriage (whether for hire or reward or gratuitously) which may be undertaken by Lessee or (2) pledge the credit of Lessor.

(j) Lessee shall not attempt, or hold itself out as having any power, to sell, lease or otherwise dispose of the Aircraft, the Aircraft Documents, any Engine or any Part, except as provided in Section 6 hereof.

(k) Lessee shall maintain (or cause to be maintained) in good standing a current certificate of airworthiness for cargo operations for the Aircraft issued by the Aviation Authority.

(l) Lessee shall maintain the Aircraft (or cause the Aircraft to be maintained) in all respects so as to be in compliance with FAR Part 121.

(m) Lessee shall not discriminate against the Aircraft (as compared to other aircraft owned or operated by Lessee in its commercial cargo fleet) in contemplation of the expiration or termination of this Agreement, with respect to Lessee’s use, operation or maintenance of the Aircraft or the performance by Lessee of ADs or service bulletins (other than withdrawal of the Aircraft from use and operation as is necessary to prepare the Aircraft for return to Lessor upon such termination or expiration).

(n) Lessee will take all steps reasonably requested by Lessor, required or necessary to cause: (i) this Agreement, and all supplements and all amendments thereto to be promptly filed and recorded, or filed for recording, to the extent permitted by the Aviation Authority or required under any other applicable Law; and (ii) as required by Lessor’s Lender or applicable Law, the international interests with respect to this Agreement to be registered with the International Registry.

15.2. Lessor’s Covenant of Quiet Enjoyment. Lessor hereby covenants with Lessee that, during the Term, so long as no Event of Default hereunder shall be continuing, neither Lessor, any person acting on its behalf or in its stead, any predecessor or successor in interest of Lessor, nor any person claiming an interest in the Aircraft by or through Lessor, shall interfere with Lessee’s rights hereunder or Lessee’s quiet and undisturbed use and enjoyment of the Aircraft; provided, however, that this Section 15.2 shall not limit Lessor’s right of inspection as set forth in this Agreement. Should such an interference occur, Lessor shall promptly eliminate the cause of such interference upon receipt of a notice thereof from Lessee.

AIRCRAFT LEASE AGREEMENT	D-38

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

16. Default by Lessee; Remedies.

16.1. Events of Default. An Event of Default shall mean the occurrence and continuance of any of the following events.

(a) Lessee shall fail to make any payment of Rent within ten (10) days of the relevant due date at the place and in the funds required under this Agreement.

(b) Lessee shall fail to make any other payment due hereunder within the later of thirty (30) days of the relevant due date at the place and in the funds required under this Agreement.

(c) Lessee shall fail to carry and maintain insurance on or in respect of the Aircraft (or to cause the effectiveness of such insurance) in accordance with the provisions of this Agreement or shall operate (or allow the operation of) the Aircraft without such insurance coverage being in full force and effect with regard to such operation.

(d) Any representation or warranty made, by Lessee herein shall have been incorrect in any material respect at the time made or deemed to be made.

(e) Lessee shall fail to return possession of the Aircraft and the Aircraft Documents to Lessor at the Return Location on the Return Date.

(f) Lessee shall:

(1) create or suffer to exist any Lien for taxes of any kind or arising out of a judgment or award against Lessee which Lien does not constitute a Permitted Lien;

(2) fail to perform or observe any of the covenants or agreements set forth in Sections 5.1, 6.1 or 9 hereof, and if such failure shall continue unremedied for a period of thirty (30) days after written notice thereof by Lessor; or

(3) fail to perform or observe any other covenant, condition or agreement to be performed or observed by it hereunder, and if such failure shall continue unremedied for a period of thirty (30) days after written notice thereof by Lessor; provided, however, that such failure shall not constitute an Event of Default hereunder if (A) such failure is not capable of being cured within the thirty-day period following such notice from Lessor and (B) a cure is diligently pursued by Lessee thereafter; provided, further, however, that in any event such failure shall constitute an Event of Default hereunder if it continues for more than 120 days following such notice from Lessor.

(g) Lessee shall (1) apply for or consent to the appointment of a receiver, trustee or liquidator for all or substantially all of its property, (2) cease to pay its debts generally as they become due or admit in writing its general inability to pay its debts as

AIRCRAFT LEASE AGREEMENT	D-39

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

they mature, (3) make a general assignment for the benefit of its creditors of all or substantially all of its property, (4) be adjudicated as bankrupt or insolvent, or (5) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an agreement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation, or similar law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or if corporate action shall be taken by Lessee for the purpose of effecting any of the foregoing.

(h) An order, judgment or decree shall be entered, without the application, approval or consent of Lessee, by any court of competent jurisdiction, approving a petition seeking reorganization of Lessee or appointing a receiver, trustee or liquidator of Lessee or for all or a substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for a period of ninety (90) consecutive days.

(i) An order shall be entered of any governmental authority or any court of competent jurisdiction which shall not be stayed or discharged within ninety (90) days from the date of entry thereof, preventing Lessee from carrying on its business as presently conducted on the date of execution of this Agreement.

(j) Lessee shall have created a default under the Delta Engine Program.

16.2. Remedies . If one or more Events of Default shall be continuing, Lessor may, at Lessor’s option, exercise any one or more of the following remedies, to the extent permitted by law.

(a) Lessor may exercise any right or take any action that may reasonably be required to cure any Event of Default (which shall be performed on Lessee’s account).

(b) Lessor may instruct Lessee to ferry the Aircraft (including the Aircraft Documents) to the Return Location or such other airport as the parties may mutually agree, and to ground the Aircraft at such airport until all Events of Default have been cured, whereupon Lessee shall immediately do so.

(c) Lessor may take any other remedial action available to Lessor under applicable Law.

(d) Lessor may terminate the lease of the Aircraft to Lessee under this Agreement by:

(1) serving notice of such termination on Lessee in writing in accordance with Section 20.11, specifying the occurrence giving rise to such Event of Default, which notice shall cause this Agreement to terminate immediately (without any further act, service, notification or proceeding being necessary), whereupon Lessee shall promptly return the Aircraft and the Aircraft Documents in compliance with the Return Condition Requirements to Lessor at the Return Location or at any airport in the continental United States specified by

AIRCRAFT LEASE AGREEMENT	D-40

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Lessor (and should Lessee fail to comply with the Return Condition Requirements, Lessor may do or cause to be done, at Lessee’s expense, whatever may be necessary to cause the Aircraft to so comply); or

(2) with or without notice to Lessee, taking possession of the Aircraft and the Aircraft Documents, for which purpose Lessor by its servants or agents may enter upon Lessee’s premises where the Aircraft and the Aircraft Documents may be located, or cause the same to be redelivered to Lessor at any airport in the continental United States specified by Lessor; and to effect the foregoing, Lessor may use self-help and any and all reasonable and lawful means necessary to take immediate possession of and remove (by summary proceedings or otherwise) the Aircraft and the Aircraft Documents from Lessee’s premises, or from Lessee’s possession wherever the same are located, all without liability accruing to Lessor; and upon exercise by Lessor of its powers under this Section 16.2(d)(2), such termination shall be deemed to take effect upon such taking of possession by Lessor or such re-delivery of the Aircraft and the Aircraft Documents to Lessor at said airport (without any further act, notification or proceeding being necessary).

(e) Whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights described in this Section 16.2 with respect to the Aircraft, and regardless of whether Lessor shall have terminated this Agreement pursuant to Section 16.2(d) hereof, Lessor shall be entitled to (i) recover from Lessee all past due and unpaid Rent and all other amounts owing under this Agreement, (ii) declare as immediately due and payable all future Basic Rent owing under this Agreement and (iii) institute any and all legal and equitable actions required to recover such amounts and otherwise enforce its rights under this Agreement (subject to Lessor’s obligation to perform all acts reasonably required to mitigate its damages with respect to accelerated Basic Rent).

(f) In addition to the remedies hereinabove and without limiting any remedies Lessor may have at law or in equity, Lessor may lease, sell or otherwise dispose of the Aircraft as Lessor in its sole discretion may determine.

16.3. Interest on Overdue Amounts. Overdue amounts required to be paid pursuant to Section 4 hereof, this Section 16 or Appendix B hereto shall bear interest at the rate indicated in Appendix B.

16.4. No Waiver. No implied waiver by Lessor of any Event of Default or failure or delay of Lessor in exercising any right hereunder shall operate as a waiver thereof. The acceptance by Lessor of partial payments from Lessee or any third party, whether made before or after a termination pursuant to Section 16.2, shall not operate as waiver by Lessor of an Event of Default and shall not be construed as an intent to continue the contractual relationship or as a reinstatement of this Agreement. Nothing in this Section 16.4 shall be construed to permit Lessor to obtain a duplicate recovery of any element of damages to which Lessor is entitled. No express or implied waiver by Lessor of any Default or Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Default or Event of Default.

AIRCRAFT LEASE AGREEMENT	D-41

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

16.5. Costs and Expenses. Lessee agrees to pay to Lessor, upon demand, all reasonable costs, expenses and disbursements (including, without limitation, reasonable attorney’s fees, legal fees and expenses) incurred by Lessor in exercising its rights or remedies under this Agreement.

17. Return of Aircraft.

17.1. Return, Place and Time of Return. Lessee shall at its own expense return the Aircraft and the Aircraft Documents by delivering the same to Lessor at the Return Location on the Expiration Date or promptly upon the earlier Termination, except where Termination occurs pursuant to Section 19 as a result of a Total Loss.

17.2. Aircraft Return Condition Requirements. The Aircraft at the time of its return to Lessor shall satisfy all of the Return Condition Requirements described in Section 18 hereof.

17.3. Return Receipt. Upon return of the Aircraft and the Aircraft Documents in accordance with the terms of this Agreement, Lessor and Lessee shall execute a Return Receipt substantially in the form of Appendix F hereto. Lessee shall additionally execute such additional documents as Lessor may reasonably require to evidence the termination of this Agreement.

17.4. Specific Performance. Timely return of the Aircraft and the Aircraft Documents on the Return Date and at the Return Location is of the essence of this Agreement and if the Aircraft and the Aircraft Documents are not returned on the Return Date and at the Return Location, Lessor may obtain a court order requiring Lessee to immediately return the Aircraft and the Aircraft Documents at the Return Location.

17.5. Lessee’s Obligations Continue.

(a) In the event the Return of the Aircraft and the Aircraft Documents is not effected at the time and location specified herein for any cause, then the obligations of Lessee under this Agreement shall continue until the Aircraft and the Aircraft Documents are actually returned to Lessor. In particular (except to the extent that a delay in the Return of the Aircraft is attributable to acts or a failure to act on the part of Lessor), until Lessee has complied with the Return Condition Requirements, Lessee shall continue to pay Rent to Lessor, shall continue to insure the Aircraft pursuant to this Agreement and shall be responsible for all storage fees for the Aircraft (with such storage being effected pursuant to all requirements of the Aviation Authority and the Manufacturer).

(b) Neither the continued performance by Lessee of any of its obligations after the end of the Term nor the acceptance by Lessor of payments of Basic Rent or otherwise made by Lessee shall be considered a renewal of the terms of this Agreement or a waiver of any right of Lessor hereunder, and Lessee shall not be entitled to the quiet enjoyment of the Aircraft or any part thereof.

18. Return Condition Requirements.

18.1. Condition. On the Return Date, the Aircraft and the Aircraft Documents shall be in the condition required by Appendix H hereto (the “Return Condition Requirements”).

AIRCRAFT LEASE AGREEMENT	D-42

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

18.2. Aircraft Documents. At the time the Aircraft is returned to Lessor, Lessee shall deliver to Lessor all Aircraft Documents previously provided by Lessor to Lessee, updated and maintained through the Return Date in accordance with this Agreement and the rules and regulations of the Aviation Authority and the FAA (if not the applicable Aviation Authority), and in addition, all records, documents, manuals, drawings and data that were developed or caused to be developed by Lessee and/or required by the Aviation Authority and the FAA (if not the applicable Aviation Authority) (herein individually and collectively referred to as “Aircraft Return Documents”). All such Aircraft Return Documents shall be complete and accurate and in the English language. Any Aircraft Return Document not already owned by Lessor shall become the property of Lessor upon its delivery to Lessor.

18.3. Final Inspection. Prior to the Return Date, Lessee shall make the Aircraft and the Aircraft Documents available to Lessor for inspection in order to verify that the condition of the Aircraft complies with the requirements set forth in the Return Condition Requirements (the “Final Inspection”). Such Final Inspection will take place at the Return Location. Lessee, at its cost, shall promptly correct any discrepancies observed during the Final Inspection and communicated by Lessor to Lessee.

18.4. Test Flight. Promptly after completion of the corrections, if any, required under Section 18.3 hereof (relating to the Final Inspection), and at the option of Lessor, a test flight (of up to one (1) hour) based on Manufacturer’s test flight program shall be conducted by Lessee for the purpose of demonstrating to Lessor the compliance of the Aircraft with the provisions of this Section 18. All costs of such test flight shall be paid by Lessee, including without limitation the cost of fuel, flight crew and insurance. Lessor’s representatives may participate in the test flight as observers. All pilot-reported discrepancies and all discrepancies identified by Lessor during the test flight shall be corrected by Lessee at its Lessee’s expense. There shall be no deferred items on the Aircraft except as the parties may mutually agree.

18.5. Conditions Cumulative. None of the Return Condition Requirements is intended to be exclusive, but each shall be cumulative and in addition to any other condition and requirement.

18.6. Financial Adjustments. To the extent that either Lessee or Lessor is allowed or is required to make financial adjustment payments at Return in light of the Aircraft and its Engines either failing to satisfy or exceeding Return Condition Requirements, the amount of such payments shall be determined as specified in Appendix H hereto.

19. Total Loss.

19.1. Total Loss of the Aircraft.

(a) If the Aircraft shall become a Total Loss prior to the Return Date, Lessee (i) shall notify Lessor of such Total Loss within three (3) days after its occurrence and (ii) shall pay the Agreed Value to Lessor (or cause the insurers to make such payment, with any deductible being the responsibility of Lessee) within ninety (90) days after the occurrence of the Total Loss. The letting of the Aircraft shall terminate upon the earlier to occur of (1) receipt of the Agreed Value by Lessor and (2) the receipt by Lessor of

AIRCRAFT LEASE AGREEMENT	D-43

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

written confirmation from the insurer of the Aircraft to the effect that such insurer will pay to Lessor the Agreed Value of the Aircraft. Thereupon Lessor shall transfer title to the remains of the Aircraft to the insurers or to Lessee, as appropriate under the insurance policies.

(b) If the Aircraft shall become a Total Loss prior to Delivery to Lessee, this Agreement shall terminate immediately. Any termination under this Section 19.1(b) shall discharge all obligations and liabilities of the parties hereunder, except that Lessee shall be entitled to a return of any prepaid Rent and any other monies prepaid to Lessor pursuant hereto. All such returns shall be made by Lessor to Lessee within five (5) Business Days after Lessor’s receipt of a valid written determination of a Total Loss.

19.2. Engine Total Loss. Subject to any applicable requirements of the Delta Engine Program, upon a Total Loss of an Engine not then installed on the Aircraft or a Total Loss of an Engine installed on the Aircraft not involving a Total Loss of the Aircraft, Lessee shall give Lessor prompt notice thereof, and Lessee shall replace such Engine as soon as reasonably possible by duly conveying to Lessor and causing to become subject to this Agreement as a replacement for such Engine, title to another engine, which engine shall be free and clear of all Liens other than Permitted Liens, and shall be the same model as the Engines (or an improved model of the same manufacturer suitable for installation and use on the Airframe) and shall have a value and utility at least equal to, and be in at least as good operating condition as the Engine which sustained such Total Loss, assuming such Engine was in the condition and repair required by the terms hereof immediately prior to such Total Loss; provided that Lessor shall transfer to Lessee, free and clear of all rights of Lessor and all Lessor’s Liens (but otherwise without recourse or warranty), all of Lessor’s right, title and interest in such replaced Engine. Such replacement engine after approval and acceptance by Lessor, shall be deemed an “Engine” as defined in Section 1. Lessee agrees to take such action as Lessor may reasonably request in order that title to any such replacement Engine shall be duly and properly vested in Lessor and leased under this lease to the same extent as the Engine replaced thereby. Lessee’s obligation to pay Rent hereunder shall continue in full force and effect, but Lessee shall be entitled to retain or to be reimbursed by Lessor the amount of insurance or condemnation proceeds, if any, received by Lessor with respect to such replaced Engine.

19.3. Surviving Engine. If a Total Loss of the Airframe occurs and any Engine or Engines (a “Surviving Engine”) shall not have become a Total Loss, Lessor, at the request of Lessee, shall, subject to any applicable insurance policy which provides to the contrary, and further subject to any applicable requirements of the Delta Engine Program, transfer to Lessee free and clear of all rights of Lessor and all Lessor’s Liens (but otherwise without recourse or warranty), all of Lessor’s right, title and interest, if any, in and to any such Surviving Engine; provided, that prior to transferring such right, title and interest in such Surviving Engine, Lessor shall have received either (1) the Agreed Value of the Aircraft or (2) written confirmation from the insurer of the Aircraft to the effect that such insurer will pay to Lessor the Agreed Value of the Aircraft.

AIRCRAFT LEASE AGREEMENT	D-44

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

20. Miscellaneous.

20.1. Appendices Part of the Agreement. The Appendices of this Agreement form an integral part hereof. References in any of the Appendices to “the Lease” or “the Agreement” shall refer to this Agreement as may be supplemented or amended from time to time. Unless otherwise defined therein, all capitalized terms appearing in the Appendices shall have the meaning ascribed to such terms in this Agreement.

20.2. Headings for Convenience Only. The headings of clauses and the index are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

20.3. Entire Agreement. This Agreement constitutes the entire agreement between Lessor and Lessee with respect to the Aircraft and supersedes any and all previous understandings, commitments, agreements or representations whatsoever, whether oral or written, including without limitation any and all terms sheets, letters of intent or similar documents.

20.4. Modifications of the Agreement. This Agreement shall not be modified or amended except by an instrument in writing, signed by Lessor and Lessee.

20.5. Partial Invalidity. If any provision of this Agreement shall be invalid or unenforceable, the parties shall replace such provision with a valid and enforceable provision which to the nearest degree possible reflects the commercial intent and purpose of the invalid or unenforceable provision.

20.6. Applicable Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York, United States of America (other than the laws of the State of New York relating to choice of law).

20.7. Jurisdiction; Waiver of Jury Trial.

(a) LESSOR AND LESSEE AGREE THAT (i) THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR THE SUPREME COURT OF THE STATE OF NEW YORK LOCATED IN NEW YORK CITY, NEW YORK OR (ii) THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF OHIO OR THE COMMON PLEAS COURT FOR THE STATE OF OHIO LOCATED IN CINCINATTI, OHIO SHALL HAVE CO-EXCLUSIVE JURISDICTION OVER ANY DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH SUBMITS ITSELF AND ITS PROPERTY TO THE JURISDICTION OF ANY OF THE FOREGOING COURTS WITH RESPECT TO SUCH DISPUTES.

(b) EACH OF LESSOR AND LESSEE HEREBY (1) WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE COURTS REFERRED TO IN THIS SECTION 20.7 ON GROUNDS OF AN INCONVENIENT FORUM OR OTHERWISE

AIRCRAFT LEASE AGREEMENT	D-45

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

AND (2) WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN THIS SECTION 20.7.

(c) LESSOR AND LESSEE HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT, WHETHER SUCH ACTION IS BASED ON BREACH OF CONTRACT, TORT, OR ANY OTHER LEGAL OR EQUITABLE THEORY.

(d) Nothing in this Section 20.7 limits the right of Lessor to bring proceedings against Lessee in connection with this Agreement in any other court of competent jurisdiction or concurrently in more than one jurisdiction.

20.8. Legal Costs and Expenses.

(a) Lessor and Lessee each shall bear the cost of their own legal fees, inspection and appraisal fees, and related expenses associated with the negotiation, preparation and execution of this Agreement; provided, however, that Lessor and Lessee shall split evenly the fees and expenses charged by Special FAA Counsel (and otherwise incurred) in performing the filings and registrations required in Section 5 of this Agreement.

(b) Lessee shall pay all reasonable attorneys’ fees, costs and expenses (including costs and disbursements of counsel) incurred by Lessor after the date hereof arising out of or otherwise in connection with (i) any supplements or amendments of this Agreement (including, without limitation, any related recording and registration costs) requested by Lessee or made reasonably necessary as the result of the actions of Lessee, (ii) any Default by Lessee and any enforcement or collection proceedings resulting therefrom or in connection with the negotiation of any restructuring or “work-out” (whether or not consummated) and (iii) all other actions taken by Lessor to enforce its rights under this Agreement.

(c) Should Lessor or Lessee be required to take action to enforce the terms of this Agreement (such action including, without limitation, the preparing of demand and default notices and the filing and prosecution of litigation), the prevailing party shall be entitled to recover from the other party all associated reasonable costs and expenses, including reasonable attorneys’ fees and court costs.

20.9. DISCLAIMER OF DAMAGES. LESSOR AND LESSEE EACH AGREES THAT IT SHALL NOT BE ENTITLED TO RECOVER, AND HEREBY DISCLAIMS AND WAIVES, ANY RIGHT THAT IT MAY OTHERWISE HAVE TO RECOVER CONSEQUENTIAL, INDIRECT AND SPECIAL DAMAGES AS A RESULT OF ANY BREACH OR ALLEGED BREACH BY THE OTHER PARTY OF ANY OF THE AGREEMENTS, REPRESENTATIONS OR WARRANTIES OF THE OTHER PARTY CONTAINED IN THIS AGREEMENT.

AIRCRAFT LEASE AGREEMENT	D-46

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

20.10. Further Assurances. Lessee and Lessor shall, from time to time, do and perform such other-and further acts and execute and deliver any and all other and further instruments as may be required by law or reasonably requested by either party to establish, maintain and protect the respective rights and remedies of the other party and to carry out and effect the intent and purposes of this Agreement.

20.11. Demands, Notices; Language.

(a) All demands, notices, technical reports and other communications hereunder shall be given in English and in writing and shall be deemed to have been duly given when personally delivered, sent by facsimile or e-mail, or delivered by an internationally-recognized courier service to either party to the address of that party set forth below. A copy of any notice provided by facsimile or by e-mail shall also be provided by means of an internationally-recognized express courier service, sent on the same day as the transmission of the facsimile or e-mail copy of such notice, provided, however, that the date and time of the subject facsimile or e-mail delivery of that notice shall be controlling.

(1)	If to Lessee:

DHL Network Operations (USA), Inc.
1210 South Pine Island Road, 1st Floor
Plantation, Florida 33324
Attention: Jon Olin – EVP, General Counsel & Secretary
E-Mail: Jon.Olin@dhl.com
Facsimile: (954) 626-1794

With a copy to:

DHL Network Operations (USA), Inc.
1210 South Pine Island Road, 5th Floor
Plantation, Florida 33324
Attention: Neil Ferguson – Senior Vice President
E-Mail: Neil.Ferguson@dhl.com
Facsimile: (954) 626-1640

AIRCRAFT LEASE AGREEMENT	D-47

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(2)	If to Lessor:

Cargo Aircraft Management, Inc.
7100 TPC Drive, Suite 100
Orlando, Florida 32822
Facsimile: 407-517-0303
Attention: Chief Financial Officer
E-Mail: btarpley@cargoholdings.com

With a copy to:

ABX Air, Inc.
145 Hunter Drive
Wilmington, Ohio 45177
Facsimile: 937-382-2452
Attention: W. Joseph Payne, Vice President, General Counsel and Secretary
E-Mail: Joe.Payne@atsginc.com

(b) Either party, by notice to the other delivered in accordance with this Section 20.11, may designate another address as its address for notice under this Agreement.

20.12. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, and together shall have the same effect as if the signatures thereto were upon the same instrument.

20.13. Brokers. Each of the parties hereto represents and warrants to the other that it has not employed any brokers or sale agents in the creation of or the negotiations relating to this Agreement, nor has it given any brokers or sales agents such broad powers as to encompass the transactions described in this Agreement, and each party shall indemnify and hold harmless the other party by reason of any breach or alleged breach by such party of its representation and warranty under this Section 20.13.

20.14. Lessor’s Lender. Lessee understands and acknowledges that (a) the Aircraft may be subject to one or more security interests from time to time as the result of Lessor or an Affiliate of Lessor borrowing funds from one or more entities (collectively, “Lessor’s Lender”) and (b) as a result, Lessor may be required to collaterally assign part or all of its interest in the Aircraft and in and under this Agreement to secure the performance of its repayment and other obligations owing to Lessor’s Lender. Lessee agrees that, upon the written direction of Lessor, it shall consent to any such collateral assignment of Lessor’s rights under this Agreement; provided, however, that Lessor shall reimburse Lessee for any additional, out-of-pocket expenses (as reasonably supported by receipts and other documentation) associated with complying with this Section 20.14.

AIRCRAFT LEASE AGREEMENT	D-48

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

20.15. Lessee’s Early Termination Rights.

(a) General Right of Termination. Commencing twenty-four (24) months after Delivery (but not before), Lessee shall have the right to terminate this Agreement, in its sole and absolute discretion and with or without cause, by providing written notice of such intent to terminate (pursuant to the notice requirements of Section 20.11 hereof) to Lessor at least 180 days prior to the specified termination date (the “Discretionary Termination Effective Date”). As conditions precedent to the effectiveness of a Termination under this Section 20.15(a): (i) Lessee shall make a lump sum payment to Lessor in an amount equal to what would have been owing by Lessee in Basic Rent payments over the next six (6) months after the Discretionary Termination Effective Date; and (ii) Lessee shall Return the Aircraft to Lessor pursuant to the requirements of this Agreement, including, without limitation, Sections 17 and 18 hereof and Appendix H hereto. The parties shall execute and file any and all documentation required or allowed by the Aviation Authority evidencing such Termination.

(b) Right To Terminate Due to ABX Pilot Labor Restriction. Lessee shall have a separate right to terminate this Agreement by providing written notice of such intent to terminate (pursuant to the notice requirements of Section 20.11 hereof) to Lessor at least 180 days prior to the specified termination date in the event that Lessee desires to transfer operational control of the Aircraft but is restricted from doing so by the terms of the ABX/Pilots’ CBA which provide that members of the ABX Pilots’ Union have the right to follow the Aircraft to another operator; provided, however, that no such notice shall be given earlier than 180 days prior to the expiration of the initial five (5) year term of the ABX Air Transportation Services Agreement. As a condition precedent to the effectiveness of a Termination under this Section 20.15(b): (i) Lessee shall make a lump sum payment to Lessor in an amount equal to what would have been owing by Lessee in Basic Rent payments over the next two (2) months after the date of such Termination; and (ii) Lessee shall Return the Aircraft to Lessor pursuant to the requirements of this Agreement, including, without limitation, Sections 17 and 18 hereof and Appendix H hereto. The parties shall execute and file any and all documentation required or allowed by the Aviation Authority evidencing such Termination.

20.16 Various Agreements Regarding ABX Pilots’ Union.

(a) To the best of Lessor’s knowledge, Lessee has no relationship with, and owes no contractual or other obligations whatsoever to, the ABX Pilots’ Union under the ABX/Pilots CBA or any other agreement.

(b) This Agreement shall be considered a dry lease agreement.

(c) The ABX Pilots’ Union is not a third-party beneficiary (intended or otherwise) of or under this Agreement.

(d) Lessor agrees to defend, indemnify, reimburse and hold harmless Lessee and its Affiliates, and their respective subsidiaries, successors and assigns, together with each of such entities’ respective directors, officers, agents, shareholders and employees from and against any and all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, legal proceedings, penalties, fines, other sanctions and any costs and expenses in connection therewith,

AIRCRAFT LEASE AGREEMENT	D-49

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

including but not limited to reasonable attorneys’ fees and expenses, that in any way result from or arise out of any allegation that (i) Lessee has a relationship with or owes a contractual or other obligation to the ABX Pilots’ Union under the ABX/Pilots CBA or any other agreement; or (ii) this Agreement is not a dry lease agreement; or (iii) the ABX/Pilots’ Union is a third party beneficiary (intended or otherwise) of or under this Agreement; or (iv) Lessee’s performance under this Agreement violates the ABX/Pilots CBA; provided, however, that this Section 20.16(d) shall not apply with respect to any claims made by the ABX Pilots’ Union that, in light of the percentage of ABX’s fleet transferred by Lessee to another operator, members of the ABX Pilots’ Union have the right under the terms of the ABX/Pilots CBA to follow the Aircraft to such other operator.

[Signature Page Follows]

AIRCRAFT LEASE AGREEMENT	D-50

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

IN WITNESS WHEREOF, the parties hereto have executed this Aircraft Lease Agreement (MSN             ) as of the day and year first herein written.

LESSOR:

CARGO AIRCRAFT MANAGEMENT, INC.

By:

Name:

Title:

LESSEE:

DHL NETWORK OPERATIONS (USA), INC.

By:

Name:

Title:

AIRCRAFT LEASE AGREEMENT	D-51

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

APPENDIX A

to

AIRCRAFT LEASE AGREEMENT (MSN                     )

DESCRIPTION OF AIRFRAME AND ENGINES

1.	Description Of Airframe.

	Manufacturer:	The Boeing Company
	Model Number:	767-2
	Serial Number:	_______
	U.S. Registration No.:	N

2.	Description Of Engines.

	Manufacturer:	General Electric
	Model Number:	CF6-80A2
	Serial Numbers:	As Identified on Lease Supplement

Each of the Engines has more than 550 rated takeoff horsepower or the equivalent of such horsepower.

AIRCRAFT LEASE AGREEMENT	D-52

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

APPENDIX B

to

AIRCRAFT LEASE AGREEMENT (MSN                     )

PARTICULAR COMMERCIAL CONDITIONS

(Following confidential financial terms redacted from Lease counterpart filed with FAA)

1. Basic Rent. Basic Rent shall be in the amount of [*] Dollars ($[*]) per month.

2. Interest Rate. Overdue amounts shall bear interest at a per annum rate (computed on the basis of a 360 day year and actual days elapsed) equal to [*] ([*]%).

3. Designated Bank Account. Unless Lessor otherwise directs in writing, all payments payable to Lessor hereunder shall be made by wire transfer of same-day federal funds to the following bank account:

Bank:	[*]
[*]
Account Name:	[*]
Account No.	[*]
ABA Routing No.:	[*]

4. Insurance.

4.1 Agreed Value: The Agreed Value of the Aircraft shall be in the following amount (with each “Year” equaling twelve (12) calendar months, commencing with Delivery Date):

First Year of Term:	Twenty-Eight Million Dollars ($28,000,000)
Second Year of Term:	Twenty-Seven Million Dollars ($27,000,000)
Third Year of Term:	Twenty-Six Million Dollars ($26,000,000)
Fourth Year of Term:	Twenty-Five Million Dollars ($25,000,000)
Fifth Year of Term:	Twenty-Four Million Dollars ($24,000,000)
Thereafter:	Twenty-Three Million Dollars ($23,000,000)

4.2 Deductibles: Not Greater than One Million Dollars ($1,000,000).

4.3 Minimum Aircraft Liability Coverage: One Billion Dollars ($1,000,000,000).

4.4 Political Risk Coverage: Amount reasonably acceptable to Lessor

AIRCRAFT LEASE AGREEMENT	D-53

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

APPENDIX C

to

AIRCRAFT LEASE AGREEMENT (MSN                     )

LIST OF AIRCRAFT DOCUMENTS

TO BE DELIVERED WITH AIRCRAFT

[NOTE: SPECIMENT LIST ONLY – SUBJECT TO CONFIRMATION BY PARTIES]

1. Certificates.

1.1.	Certificate of Airworthiness (on board aircraft).
1.2.	Current Aircraft Registration Certificate (on board aircraft).
1.3.	Burn Certificates- Cabin Interiors.
1.4.	Copy of all airworthiness documents in support of STC’s, including relevant MM, IPC, WDM, MMEL supplements.
1.5.	Certified AD status for Airframe.
1.6.	Certified AD status for Engines.
1.7.	Certified AD status for APU.
1.8.	Certified AD status for appliances.

2. Aircraft Status Summaries.

2.1.	Supplemental Structural Inspection (SSID) Status (if applicable).
2.2.	Corrosion Prevention and Control Program Task Status.
2.3.	List of Major Repairs and Alterations.
2.4.	List and Status of Life Limited Components.
2.5.	Check/Inspection Status.
2.6.	List and Current Status of Time-Controlled Components.
2.7.	Reliability reports, including engine health monitoring data.

3. Aircraft Maintenance Records. Airframe inspection, maintenance, modification and repair documents with maintenance and/or inspection signatures (as required) and description of work done.

3.1.	Last “A” , “B”, “C” and “D” checks (or equivalent). In the event that a check is performed in phases necessary to constitute a complete block check, records with respect to all phases are required. In the event that check content varies by multiples of the check, all multiples necessary to constitute a complete cycle are required.
3.2.	AD and modification compliance documents including engineering orders, service bulletins, drawings, shop cards, etc., as necessary to establish method of compliance, quality control acceptance, and approval authority.
3.3.	Documentation of major repairs and alterations including engineering order, drawings, Supplemental Type Certificates, List of any Alternative Methods of Compliance, Master Change Notice, etc., as necessary to define work done, certification basis, and approval authority.

AIRCRAFT LEASE AGREEMENT	D-54

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

3.4.	Aircraft weighing records and last weighting report
3.5	Certified current times in service (hours and cycles) (as provided by prior operator.
3.7.	Inventory (from prior operator) of OC/CM (components fitted list).
3.8.	Damage Log and Time controlled repairs list.
3.9.	Structural Repairs Mapping and damage (including Dent and Buckle Chart).
3.11.	Last A, SA, C, and SC checks records and status.
3.13	Compass swing report.
3.14	Last Test Flight report.
3.15	Copy of manufacturer maintenance planning document (MPD)
3.16	Copy of operator aircraft maintenance program.
3.17	All historical tech log pages
3.18	All maintenance check pack records

4. Aircraft History Details.

4.1.	Accident or Incident Reports.

5. Engine Records. For each Engine:

5.1.	Engine Master Record (record of installation and removal and accumulated flight time and cycles).
5.2.	AD Applicability and Compliance Report.
5.3.	List of Operator Modifications Incorporated, if any.
5.4.	List of Major Repairs and Alterations, if any.
5.5.	List and Current Status of Life Limited Components.
5.6.	Check/Inspection Status.
5.7.	List and Status of Time Controlled Parts.
5.8.	Repair, overhaul and inspection documents including FAA Forms 337.
5.9.	Documents necessary to demonstrate installation and traceability to new for life limited components currently installed.
5.10.	Test Cell Records for last test.
5.11.	Certified Statement of status for each engine.
5.12.	Last Boroscope Report including video.
5.13.	Last On Wing ground run.
5.14.	Certified Statement of Non Incident / Accident Report.

6. APU Records.

6.1.	APU Master Record (record of installation and removal and accumulated time and cycles).
6.2.	AD Applicability and Compliance Report.
6.3.	Manufacturer Service Bulletin Compliance Report.
6.4.	List of Operator Modifications Incorporated, if any.
6.5.	List and Current Status of Life Limited Components, LLP status and full traceability to birth
6.6.	List and Status of Time Controlled Components.

AIRCRAFT LEASE AGREEMENT	D-55

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

6.7.	Repair, overhaul and inspection documents including FAA Forms 337.
6.8.	Certified statement of status of APU.
6.9.	Approved release to service certification for installed units.

7. Component Record.

7.1.	Time Controlled Component Historical Record with installation and serviceability tags.
7.2.	Documents necessary to demonstrate installation and traceability to new for life limited components currently installed.

8. Manuals.*

8.1.	Prior Operator’s Airplane Flight Manual.
8.2.	Weight and Balance Control and Loading Manual.
8.3.	Maintenance Manual.
8.4.	Wiring Diagram Manual.
8.5.	Illustrated Parts Catalog.
8.6.	S.R.M.
8.7	Airplane Operations Manual (FCOM) and Quick Ref Handbook (QRH).
8.8	Aircraft/engine/APU hookup charts, wiring lists, equipment lists.
8.9	Fault isolation manual (FIM).
8.10	Operators MEL.
8.11	Dispatch deviation procedures guide (DDPG)
8.12	Emergency equipment layout drawing.
8.13	Master MMEL.

*	All SB, ECO and STC modifications have been incorporated into manuals.

9. Miscellaneous Technical Documents.

9.1.	Loose Equipment Inventory
9.2.	Approved and certified cargo configuration drawings.
9.3.	Inventory listing of avionics installed units.
9.4.	Last FDR Readout and Correlation Check.

10. Landing Gears.

10.1.	Approved release to service certification for each landing gear.
10.2.	Approved LLP listing for each gear with full traceability to birth.
10.3.	Copy of last overhaul report.

AIRCRAFT LEASE AGREEMENT	D-56

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

APPENDIX D

to

AIRCRAFT LEASE AGREEMENT (MSN                     )

ATTACHED FORM OF TECHNICAL ACCEPTANCE CERTIFICATE

(Executed as a Condition of Delivery)

AIRCRAFT LEASE AGREEMENT	D-57

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

TECHNICAL ACCEPTANCE CERTIFICATE

Dated:                      , 20

PURSUANT TO THE AIRCRAFT LEASE AGREEMENT (MSN                     ) (the “Lease”) dated as of
                     , 201     between Cargo Aircraft Management, Inc. (“Lessor”), as lessor, and DHL Network Operations (USA), Inc. (“Lessee”), as lessee,

This TECHNICAL ACCEPTANCE CERTIFICATE (this “Technical Acceptance Certificate”) is executed by Lessee in regard to the Airframe, Engines, and Aircraft Documents listed below (collectively, the “Aircraft”). Unless otherwise defined, all capitalized terms set forth herein shall have the same meaning as set forth in the Lease.

Lessee hereby confirms that, as of this      day of             , 20    , at              a.m./p.m. (Central              Time):

(a) The following described airframe (the “Airframe”):

Manufacturer:	The Boeing Company
Model Number:	767-2
Manufacturer’s Serial Number:	__________________
U.S. Registration No.:	N
Total Time:	__________________
Total Cycles:	__________________
Time Since Major Check:	__________________
Cycles Since Major Check:	__________________
Type of Last Major Check	__________________
Time to Next Major Check	__________________

(b) together with the following described two (2) aircraft engines (the “Engines”):

Manufacturer:	General Electric
Model Number:	CF6-80A2
Serial Number:	__________________
Total Time:	__________________
Total Cycles:	__________________
Time Since Overhaul:	__________________
Cycles Since Overhaul:	__________________
Cycles Remaining Until Next Overhaul	__________________

Serial Number:	__________________
Total Time:	__________________
Total Cycles:	__________________
Time Since Overhaul:	__________________
Cycles Since Overhaul:	__________________
Cycles Remaining Until Next Overhaul	__________________

AIRCRAFT LEASE AGREEMENT	D-58

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(c) together with the following described landing gears:

Manufacturer:	__________________
Model Number(s):	__________________
Serial Number(s):	__________________
Time Since Overhaul:	__________________
Cycles Since Overhaul:	__________________

(d) together with the following auxiliary power unit (APU):

Manufacturer:	__________________
Model Number:	__________________
Serial Number:	__________________
Time Since Overhaul:	__________________
Cycles Since Overhaul:	__________________

(e) together with the Aircraft Documents (as detailed in Attachment 1 hereto),

have been inspected to determine their compliance with the Delivery Condition Requirements of the Lease.

With the exception of any discrepancies agreed to by Lessor and Lessee on a signed listing attached hereto, Lessee hereby (a) certifies that it considers the Aircraft to comply with the Delivery Condition Requirements set forth in the Lease and (b) accepts the condition of the Aircraft in all respects. This Technical Acceptance Certificate constitutes the “Technical Acceptance Certificate” pursuant to the Lease.

[Signature Page Follows]

AIRCRAFT LEASE AGREEMENT	D-59

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

IN WITNESS WHEREOF, Lessee has caused this Technical Acceptance Certificate to be executed and delivered by its duly authorized representative as of the time, day and year above written.

DHL NETWORK OPERATIONS (USA), INC.

By:

Name:

Title:

Attachment 1: Aircraft Documents

AIRCRAFT LEASE AGREEMENT	D-60

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

ATTACHMENT 1

to

TECHNICAL ACCEPTANCE CERTIFICATE

LIST OF AIRCRAFT DOCUMENTS

[To Be Provided]

AIRCRAFT LEASE AGREEMENT	D-61

MSN

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

APPENDIX E to

AIRCRAFT LEASE AGREEMENT (MSN                     )

ATTACHED FORM OF LEASE SUPPLEMENT

(Executed Contemporaneously with Delivery)

AIRCRAFT LEASE AGREEMENT	D-62

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

LEASE SUPPLEMENT NO. 1

(MSN                     )

Dated:                     , 20

PURSUANT TO THE AIRCRAFT LEASE AGREEMENT (MSN             ) (the “Lease”) dated as of
            ,         , 201     between Cargo Aircraft Management, Inc. a Florida corporation (“Lessor”), as lessor, and DHL Network Operations (USA), Inc., an Ohio corporation (“Lessee”), as lessee, this Lease Supplement No. 1 is executed by the parties hereto to confirm that at              a.m./p.m. Central              Time on this              day of                      , 20    :

(a) the following described airframe:

Manufacturer:	The Boeing Company
Model:	767-2
Manufacturer’s Serial No.:	__________________
U.S. Registration No.:	N

(b) together with the two (2) following described aircraft engines (each having more than 550 rated takeoff horsepower or the equivalent of such horsepower):

Manufacturer:	General Electric
Model:	CF6-80A2
Manufacturer’s Serial Nos.:	__________________
__________________

(c) together with the “Aircraft Documents” (as listed in Attachment 1 to the “Technical Acceptance Certificate,” as defined in the Lease),

were delivered by Lessor to Lessee and were accepted by Lessee under and subject to the terms and conditions of the Lease. The parties hereto confirm that on the date hereof (i) the “Aircraft” (as defined by the Lease) was duly accepted by Lessee for leasing under the Lease, (ii) the Aircraft became subject to and governed by the provisions of the Lease, (iii) the Lease is in full force and effect, (iv) all the terms and provisions of the Lease are hereby fully incorporated herein, and (v) Lessee became obligated to make the payments provided for in the Lease.

Expiration Date. Lessor and Lessee further acknowledge and agree that the Expiration Date for purposes of the Lease is                     20    .

[Signature Page Follows]

AIRCRAFT LEASE AGREEMENT	D-63

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

IN WITNESS WHEREOF, the parties hereto have caused this Lease Supplement No. 1 (MSN             ) to be executed and delivered by their duly authorized representatives as of the day and year above written.

LESSOR:

CARGO AIRCRAFT MANAGEMENT, INC.

By:

Name:

Title:

LESSEE:

DHL NETWORK OPERATIONS (USA), INC.

By:

Name:

Title:

AIRCRAFT LEASE AGREEMENT	D-64

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

APPENDIX F

to

AIRCRAFT LEASE AGREEMENT (MSN                     )

ATTACHED FORM OF RETURN RECEIPT

(Executed Contemporaneously with Return of Aircraft)

AIRCRAFT LEASE AGREEMENT	D-65

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

RETURN RECEIPT

Dated:

PURSUANT TO THE AIRCRAFT LEASE AGREEMENT (MSN             ) (the “Lease”) dated as of                       , 201     between Cargo Aircraft Management, Inc. (“Lessor”), as lessor, and DHL Network Operations (USA), Inc. (“Lessee”), as lessee, this Return Receipt is executed by the parties hereto to confirm that at              a.m./p.m. (Central              Time) on this              day of             ,              the following described aircraft (as defined more fully in the Lease, the “Aircraft”) was redelivered by Lessee to Lessor pursuant to the terms and conditions of the Lease:

(a) The following described airframe (the “Airframe”):

Manufacturer:	The Boeing Company
Model Number:	767-2
Manufacturer’s Serial Number:	__________________
U.S. Registration No.:	N
Total Time:	__________________
Total Cycles:	__________________
Time Since Major Check:	__________________
Cycles Since Major Check:	__________________
Type of Last Major Check	__________________
Time to Next Major Check	__________________

(b) together with the following described two (2) aircraft engines (the “Engines”):

Manufacturer:	General Electric
Model Number:	CF6-80A2

Serial Number:	__________________
Total Time:	__________________
Total Cycles:	__________________
Time Since Overhaul:	__________________
Cycles Since Overhaul:	__________________
Cycles Remaining Until Next Overhaul	__________________

Serial Number:	__________________
Total Time:	__________________
Total Cycles:	__________________
Time Since Overhaul:	__________________
Cycles Since Overhaul:	__________________
Cycles Remaining Until Next Overhaul	__________________

AIRCRAFT LEASE AGREEMENT	D-66

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(c) together with the following described landing gears:

Manufacturer:	_________________
Model Number(s):	_________________
Serial Number(s):	_________________
Time Since Overhaul:	_________________
Cycles Since Overhaul:	_________________

(d) together with the following auxiliary power unit (APU):

Manufacturer:	_________________
Model Number:	_________________
Serial Number:	_________________
Time Since Overhaul:	_________________
Cycles Since Overhaul:	_________________

(e) together with the Aircraft Documents (as detailed in Attachment 1 hereto).

Lessee hereby confirms that it shall reimburse Lessor for the correction of the deferred items, if any, listed in Attachment 2 hereto.

Lessor hereby confirms that it has accepted the return of the Aircraft and of the Aircraft Documents under the terms of the Lease.

[Signature Page Follows]

AIRCRAFT LEASE AGREEMENT	D-67

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

IN WITNESS WHEREOF, the parties hereto have caused this Return Receipt to be executed and delivered by their duly authorized representatives as of the day and year above written.

LESSOR:

CARGO AIRCRAFT MANAGEMENT, INC.

By:

Name:

Title:

LESSEE:

DHL NETWORK OPERATIONS (USA), INC.

By:

Name:

Title:

Attachment 1: Aircraft Documents

Attachment 2: Deferred Items

AIRCRAFT LEASE AGREEMENT	D-68

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

ATTACHMENT 1

to

RETURN RECEIPT

LIST OF AIRCRAFT DOCUMENTS

[To Be Provided]

AIRCRAFT LEASE AGREEMENT	D-69

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

ATTACHMENT 2

to

RETURN RECEIPT

DEFERRED ITEMS

[To Be Provided]

AIRCRAFT LEASE AGREEMENT	D-70

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

APPENDIX G

to

AIRCRAFT LEASE AGREEMENT (MSN                     )

DELIVERY CONDITIONS

1. General. On the Delivery Date, the Aircraft will be in an “AS IS, WHERE IS” condition, except that Lessee shall have the right to inspect the Aircraft to ensure that it complies with the conditions set forth below. Lessor and Lessee shall ensure that the Technical Acceptance Certificate reflects the status of the Aircraft at Delivery (for comparison purposes at the Return of the Aircraft pursuant to Appendix H to the foregoing Aircraft Lease Agreement).

2. Delivery Conditions; Equipment; Status.

2.1. At Delivery, the Aircraft shall be serviceable, certified for international cargo operations, with all systems functioning, and clean in accordance with international airline standards.

2.2. The Aircraft (which was previously modified from a passenger configuration to a Boeing 767-200PC (Package Carrier) configuration per ABX Air STC ST011669AT-D, ST01670AT-D and ST01671AT-D) shall have been converted by IAI to a Boeing 767-200SF (Special Freighter) configuration in accordance with the following, with all related systems and components functioning, and shall be ready for revenue service:

(a) FAA STC ST01433SE and per CAAI STC SA138 in accordance with MDL 368-00-00-94100 Issue “BU”;

(b) “C.L.S.” installation in the main deck as per AAR STC ST01998CH; and

(c) Window plugs installation per STC Liteair ST00758SE.

2.3. The Aircraft shall be delivered with a current FAA Certificate of Airworthiness.

2.4. The Aircraft shall have had all scheduled structural inspections completed and all Deferred Maintenance Items corrected prior to Delivery.

2.5. Lessor shall have complied with all ADs (and all service bulletins requiring compliance under the ABX Maintenance Program) issued prior to Delivery affecting the Aircraft and requiring terminating action prior to Delivery or within one year after Delivery (without regard to any deferrals which are or might be granted).

2.6. Between execution of the foregoing Aircraft Lease Agreement and Delivery, Lessor shall not have removed any of the Engines or modules from the Aircraft except due to operational necessity or as a result of a scheduled shop visit, and Lessor shall not discriminate against the Aircraft as compared to other comparable aircraft owned or operated by Lessor.

2.7. The Aircraft, at Lessee’s cost, shall be painted in the Lessee’s livery (or as otherwise directed by Lessee).

AIRCRAFT LEASE AGREEMENT	D-71

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

3. Lessee Inspection Prior to Final Delivery and Acceptance.

(a) Prior to Delivery, Lessee shall have the right to inspect the Aircraft, including without limitation the Airframe, the Engines and the Aircraft Documents.

(b) Lessee shall have the right to attend a demonstration/test flight conducted by Lessee of up to one (1) hour duration to confirm the condition of the Aircraft and the functioning of all systems.

AIRCRAFT LEASE AGREEMENT	D-72

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

APPENDIX H

to

AIRCRAFT LEASE AGREEMENT (MSN                     )

RETURN CONDITION REQUIREMENTS

1. General.

1.1. The Aircraft shall be serviceable, certified for international cargo operations, with all systems functioning, and clean in accordance with international airline standards.

1.2. The Aircraft shall be in compliance with then current FARs, including, without limitation, FAR Part 121, and shall be delivered with a current FAA Certificate of Airworthiness (or a certificate of airworthiness for export to the United States issued by the Aviation Authority, if not the FAA).

1.3. The Aircraft (including without limitation the Engines) shall be free and clear of liens, charges and encumbrances of any nature whatsoever not arising through Lessor.

2. Specific Aircraft Return Condition Requirements; Equipment; Status. In addition to the above general requirements, the Aircraft shall satisfy the following specific requirements upon its Return by Lessee:

2.1. The Aircraft shall have installed the full complement of Engines (including any Replacement Engines installed in accordance with the provisions of the foregoing Aircraft Lease Agreement) and other equipment, parts, accessories, furnishings and loose equipment as when originally delivered to Lessee or as may be agreed by Lessee and Lessor on the Return Date.

2.2. The Aircraft, at Lessee’s cost, shall be painted in white tail livery. Should Lessor request that the Aircraft be painted at Return in any other color scheme, Lessee shall cooperate in effecting such painting, but Lessee shall be financially responsible for only a white tail livery.

2.3. The Aircraft shall have had all scheduled structural inspections completed and all Deferred Maintenance Items (DMI’s) corrected prior to Return.

2.4. Lessee shall comply with all ADs issued during the Term affecting the Aircraft and requiring terminating action during the Term or within one year after the end of the Term (without regard to any deferrals which are or might be granted).

2.5. The Aircraft shall be serviceable and airworthy. In addition, the Aircraft shall have the same number of days remaining until the Aircraft’s next scheduled C-Check inspection (the “Aircraft Remaining Days”) as it had at Delivery. Should the number of Aircraft Remaining Days be less at Return than at Delivery, Lessee shall cure the resulting shortfall by making a payment to Lessor at Return in an amount equal to the product of multiplying $[*] times an amount equal to the difference between the number of Aircraft Remaining Days at Delivery less the number of Aircraft Remaining Days at Return. Should the number of Aircraft Remaining Days be more at Return than at Delivery, Lessor shall reimburse Lessee for the resulting excess

AIRCRAFT LEASE AGREEMENT	D-73

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

by making a payment to Lessee at Return in an amount equal to the product of multiplying $[*] times an amount equal to the difference between the number of Aircraft Remaining Days at Return less the number of Aircraft Remaining Days at Delivery.

2.6. The Aircraft shall have been bridged back to the ABX Maintenance Program at Lessee’s cost.

2.7. If an Engine is subject to the Delta Engine Program at Return, such Engine need only be airworthy and be in a serviceable condition at Return, and there shall be no financial adjustments with respect to such Engine (subject to Lessee being in compliance with the Delta Engine Program with respect to such Engine).

2.8. If an Engine is not subject to the Delta Engine Program at Return:

(a) Such Engine: (i) shall be in a serviceable condition, as determined from a manufacturer’s on-wing power assurance run and borescope inspection (pursuant to the procedure set forth in Section 3.1, below); (ii) shall have been subject to a Maintenance Program equivalent to or better than the Manufacturer’s maintenance program for such Engine; (iii) shall have had incorporated all modifications contained in Delta’s Minimum Modification List (as set forth in Appendix H-1); and (iv) shall have at least 2,500 Cycles remaining until the next scheduled removal of such Engine from the Aircraft under the Engine’s Maintenance Program for (A) replacement of life-limited parts, (B) scheduled maintenance or (C) inspections or modifications required by any AD that cannot be performed on-wing (a “Scheduled Removal”).

(b) In lieu of satisfying the above requirement of having at least 2,500 Cycles remaining before the next Scheduled Removal, Lessee shall have the option of making a financial adjustment payment to Lessor in an amount equal to:

(2,500—RC) x $[*] x 3

For purposes of this Section 2.8(b), “RC” shall mean the number of Cycles for such Engine at Return remaining until its next Scheduled Removal.

2.9. The Landing Gear shall be serviceable. In addition, the life limited Parts of the Landing Gear shall have the same average number of cycles remaining until the Landing Gear’s next scheduled removal (the “Landing Gear Remaining Life”) as they had at Delivery. Should the Landing Gear Remaining Life be less at Return than at Delivery, Lessee may cure any resulting shortfall by making a payment to Lessor at Return in an amount equal to [*] Dollars ($[*]) per each Flight Hour of such Landing Gear Remaining Life differential. Should the Landing Gear Remaining Life be more at Return than at Delivery, Lessor shall cure any resulting excess by making a payment to Lessee at Return in an amount equal to [*] Dollars ($[*]) per each Flight Hour of such Landing Gear Remaining Life differential.

2.10. The APU shall be serviceable. In addition, the APU shall have the same life remaining until the APU’s next scheduled overhaul (the “APU Remaining Life”) as it had at Delivery. Should the APU Remaining Life be less at Return than at Delivery, Lessee may cure

AIRCRAFT LEASE AGREEMENT	D-74

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

any resulting shortfall by making a payment to Lessor at Return in an amount equal to [*] Dollars ($[*]) per each Flight Hour of such APU Remaining Life differential. Should the APU Remaining Life be more at Return than at Delivery, Lessor shall cure any resulting excess by making a payment to Lessee at Return in an amount equal to [*] Dollars ($[*]) per each Flight Hour of such APU Remaining Life differential.

2.11. All Aircraft Documents generated during the term of the Lease shall be in accordance with FAA standards and shall be returned to Lessor.

3. Lessor Final Inspection Prior to Return.

3.1. Prior to Return, Lessor shall have the right to conduct a Final Inspection of the Aircraft, including without limitation the Airframe and the Engines, and the Aircraft Documents, as set forth in Section 18.3 of the Agreement. Without limiting the foregoing:

(a) Lessor, at its cost, shall have the right to inspect the Engines, including, in the presence of Lessee’s representatives (i) a complete video borescope inspection of (A) the low pressure and high pressure compressors and (B) the turbine area and (ii) engine condition runs (including full take-off power engine run-up performed in accordance with the performance test in the Manufacturer’s maintenance manual, and the Engines shall not exceed corrected limits for all parameters using temperature corrected charts), and power assurance runs; and

(b) Lessor shall have the right to inspect the APU, including, in the presence of Lessee’s representatives, a complete video borescope and an electrical power output test in accordance with the manufacturer’s specifications.

3.2. Lessee shall provide a test flight of up to one (1) hour duration as provided in Section 18.4 of the Agreement.

AIRCRAFT LEASE AGREEMENT	D-75

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

APPENDIX H-1

to

AIRCRAFT LEASE AGREEMENT (MSN                     )

DELTA’S MINIMUM MODIFICATION LIST

[See Attached]

AIRCRAFT LEASE AGREEMENT	D-76

MSN

Initials:  ABX:                     DHL:

DELTA’S MINIMUM MODIFICATION LIST

Type	SB No.	SB Title	Original Issue Date	Latest Rev. Date	Engine Type	OEM Cat. Level	WPG High Priority (Y/N)	WPG CI List (Y/N)	Comments

1

Min Mod	72- 0549 R00	ENGINE- Combustion System - Adding Slots to the Inner Dome Plate	21- Nov- 1989	CF6- 80A/A1/A2/A3	N/A

Min Mod	72- 0566 R02	ENGINE - High- Pressure Turbine - Stage 1 Stationary Seal Support Shop Inspection	15- Aug- 1991	CF6- 80A/A1/A2/A3	campaign

Min Mod	72- 0568 R02	ENGINE - Fan Module - Stage 1 Fan Disk Rework for Fretting and Life Extension	18- Apr- 1995	CF6- 80A/A1 /A2/A3	N/A	Y	N

Min Mod	72- 0586 R00	ENGINE - Combustion Chamber Assembly - Rolled Lip Outer Cowl Inspection	12- Apr- 1991	CF6- 80A/A1/A2/A3	campaign	Y	N

Min Mod	72- 0594 R00	ENGINE - High Pressure Turbine Rotor - Stage 2 Blade Coating Improvement	06- May- 1992	CF6- 80A/A1 /A2/A3	7

Min Mod	72- 0595 R03	ENGINE - Low Pressure Turbine - Stator Inner Liner and Pressure Balance Seal	30- Nov- 1998	CF6- 80A/A1/ A2/A3	N/A

Min Mod	72- 0614 R00	ENGINE - LPT - Stage 1 Nozzle T800 Wear Coat	26- Feb- 1992	CF6- 80A/A1/A2/A3

Min Mod	72- 0615 R0l	ENGINE - HPT Rotor - Diffuser Aft Seal Rework for Life Limit Extension	17- Dec- 1998	CF6- 80A/A1/A2/A3	N/A

2

Min Mod	72- 0622 R0l	ENGINE - High Pressure Turbine Stator - Stage 1 Stationary Seal Support Forward Flange and AFT Outer Flange Replacement		06- Nov- 1992	CF6- 80A/A1/A2/A3	6	Y	N

Min Mod	72- 0634 R00	ENGINE - Fan- Inlet Gearbox Assembly Shims- Replacement		15- Feb- 1993	CF6- 80A/A1/A2/A3	7

Min Mod	72- 0635 R00	ENGINE - Accessory Drive - Inlet Gearbox- Main Housing Rework		15- Nov- 1993	CF6- 80A/A1/A2/A3	5

Min Mod	72- 0641 R0l	ENGINE- Combustion Chamber - New Igniter Tube		20- Mar- 1998	CF6- 80A/A1/A2/A3	6

Min Mod	72- 0668 R02	ENGINE- General (72-00- 04) - Installation of Center Vent Tube Flame Arrestor	29-Jun- 1995	09- Jul- 1997	CF6- 80A/A1/A2/A3	3	Y	N

Min Mod	72- 0675 R03	ENGINE - LPT Module (72-00- 04) - Center Vent Tube - New Flame Arrestor for Pre-S/B 72-084 Aft Sump	16-Oct- 1995	25- Nov- 1997	CF6- 80A/A1/A2/A3	3	Y	N	Ref. SB 72- 0668

Min Mod	72- 0684 R02	ENGINE - Combustion Liner Assembly (72-41-00) - Outer Cowl Replacement	19-Jul- 1996	14- Apr- 1998	CF6- 80A/A1/A2/A3	4	N	N

Min Mod	72- 0701 R00	ENGINE - High Pressure Turbine Rotor Assembly (72- 53-00) - New Stage 1 Blade	30-Nov- 1998	30- Nov- 1998	CF6- 80A/A1/A2/A3	7	N	N	Replaces Brazed tip cap design with Cast-in-tip cap design

Min Mod	72- 0722 R00	ENGINE - HPTR (72-53- 00) - Reworked Diffuser Aft Seal	5- Jun- 2000	05- Jun- 2000	CF6- 80A/A1/A2/A3	4	N	N

3

Min Mod	72- 0730 R00	ENGINE - Compressor Rotor (72-31- 00) - Air Duct	16-Jul- 1999	16- Jul- 1999	CF6- 80A/A1/A2/A3	6	Y	N

Min Mod	72- 0744 R00	ENGINE - HPCS (72-32- 00) - Actuating Ring Connecting Links	10-Nov- 1999	10- Nov- 1999	CF6- 80A/A1/A2/A3	5	N	N	Ref. SB 72- 0539

Min Mod	72- 0749 R00	ENGINE - LPT (72-56-00) - Stage 3 and 4 Nozzles - Replacement	16-May- 2000	16- May- 2000	CF6- 80A/A1/A2/A3	5	Y	Y	3rd Stage required only

Min Mod	72- 0760 R01	ENGINE - High Pressure Turbine Rotor (72-53-00) - Stage 1 Blade Rework	8-Mar- 2001	15- Aug- 2001	CE6- 80A/A1/A2/A3	7	Y	N	Internal/External coated, LE cooling holes

Min Mod	72- 0794 R00	ENGINE - Fan Mid Shaft (72- 00-01)- Corrosion Protection	20-Feb- 2004	20- Feb-2004	CF6- 80A/A1/A2/A3	5	Y	N

Min Mod	72- 0802 R00	ENGINE - HPTR (72-53- 00) - Stage 2 Disk - Rework	9-Jun- 2004	09- Jun- 2004	CF6- 80A/A1/A2/A3	7	N	N

Min Mod	72- 0806 R00	ENGINE - Compressor Rear Frame Assembly (72- 34-00) - High Temperature Atlas 0-ring Seal for the B- Sump	6-Apr- 2005	06- Apr- 2005	CF6- 80A/A1/A2/A3	5	Y	N

Min Mod	72- 0816 R0l	ENGINE - HPT Rotor Assembly (72-53-00) - New Stage 1 Disk Air Baffle Ring for Erosion Protection	19-Aug- 2005	16- Jun- 2006	CE6- 80A/A1/A2/A3	5	N	N

Min Mod	72- 0820 R00	ENGINE - HPC Stator Assembly (72-32-00) - New/Reworked Heat Treated High Pressure Compressor Case Vane Bore Repair Bushings	24-Mar- 2006	24- Mar- 2006	CF6- 80A/A1/A2/A3	7	N	N

4

Min Mod	73- 0102 R01	ENGINE FUEL AND CONTROL - Fuel Nozzles (72-00-02) - Clip Configuration Replacement	23-Jul- 1998	20- Jan- 1999	CF6- 80A/A1/A2/A3	3	Y	N

Min Mod	73- 0104 R01	ENGINE FUEL AND CONTROL - Non-Dribble Flow Fuel Nozzles (72-00- 00) - Improved Welded Heat Shields	10-May- 1999	19- Aug- 1999	CF6- 80A/A1/A2/A3	3	Y	Y

Min Mod	73- 0107 R00	ENGINE FUEL AND CONTROL - Fuel Manifold (72-00-02) - Improvements	14-Nov- 2000	14- Nov- 2000	CF6-80A/A2	3	Y	N

Min Mod	73- 0111 R00	ENGINE FUEL AND CONTROL - Fuel Manifold (72-00-02) - Improved Brackets	13-May- 2002	13- May- 2002	CF6-80/A2	0	Y	N

Min Mod	75- 0028 R01	AIR - Low Pressure Turbine Module (72-00-04) - Check Valve Flapper/Housing Redesign	11-Jun- 1996	24- Apr- 1997	CF6- 80A/A1/A2/A3	7	N	N

5

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

[*]

AIRCRAFT LEASE AGREEMENT	D-77

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

APPENDIX I

to

AIRCRAFT LEASE AGREEMENT (MSN                     )

FORM OF LESSEE GUARANTY

[See Attached]

AIRCRAFT LEASE AGREEMENT	D-78

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

GUARANTY

This Guaranty (this “Guaranty”) is entered into as of                       , 2010 by Deutsche Post AG, a corporation formed under the laws of Germany (“Guarantor”), in favor of Cargo Aircraft Management, Inc., a Florida corporation (“Lessor”).

RECITALS

WHEREAS, Lessor, as lessor, and DHL Network Operations (USA), Inc. (“Lessee”), as lessee, have entered into (or contemplate entering into) nine (9) separate lease agreements with respect to the lease of Boeing model 767-2            aircraft bearing manufacturer’s serial numbers             ,             ,             ,             ,             ,             ,             ,             ,             (which, together with any additional lease agreements entered into between Lessor and Lessee for the lease of any other Boeing model 767-200PTF aircraft, shall be collectively referred to herein as the “Leases”); and

WHEREAS, Guarantor owns (either directly or indirectly) all of the capital stock of Lessee: and

WHEREAS, in consideration for Lessor agreeing to grant to Lessee certain financial and other concessions in the Leases, Guarantor is willing to guarantee the performance of Lessee’s payment obligations under the Leases;

NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

Section 1. Definitions. The definitions set forth in the above Recitals are hereby incorporated as if fully set forth in this Section 1.

Section 2. Guaranty. Guarantor, as a primary obligor and not as surety, hereby guarantees, without any setoff or other deduction, to Lessor the due, punctual and full payment of all of Lessee’s payment obligations under each and all of the Leases when and as the same shall become due and payable by Lessee in accordance with the terms thereof, without regard to how such payment obligations are described or characterized in each of the Leases (with all of the obligations, covenants, terms, conditions, undertakings and liabilities described in this Section 2 collectively referred to as the “Guaranteed Obligations”).

This Guaranty is continuing, irrevocable, absolute and unconditional and a guaranty of payment and not of collectibility, and is in no way conditioned or contingent upon any attempt to collect from or enforce performance or compliance by Lessee or the exercise or assertion of any other right or remedy to which Lessor is or may be entitled under or in connection with the Leases. If for any reason whatsoever Lessee shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable in accordance with the terms of any of the Leases, Guarantor will promptly pay or cause to be paid such amounts under the terms of such Leases.

AIRCRAFT LEASE AGREEMENT	D-79

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Notwithstanding anything to the contrary herein, the maximum amount recoverable under this Guaranty is limited to [*] United States Dollars (US$[*]) with respect to each of the Leases in effect from time to time per each such Lease, plus expenses as set forth in Section 9 hereof.

Section 3. Character of Obligations of Guarantor. Subject to the provisions of Section 8 hereof, the obligations of Guarantor set forth in this Guaranty shall remain in full force and effect until payment of the Guaranteed Obligations in full, and shall not be released, discharged or in any way affected by any of the following:

(a) any amendment, modification, addition, deletion or supplement to or of or other change in the Guaranteed Obligations or any of the Leases;

(b) any failure, omission or delay on the part of Lessee to conform or comply with any term of any of the Leases;

(c) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, dissolution, winding up or similar proceeding with respect to Lessee; or

(d) any merger or consolidation of Lessee or Guarantor into or with any other corporation, or any other corporate change in Lessee or Guarantor, or any sale, lease or transfer of any of the assets of Lessee or Guarantor to any other person, or any change in the ownership of any shares of capital stock of Lessee or Guarantor.

Section 4. Waiver and Agreement. Guarantor waives any and all notice of the creation, modification, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by Lessor upon this Guaranty or acceptance of this Guaranty, and the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty. Guarantor unconditionally waives, to the extent permitted by applicable law:

(a) acceptance of this Guaranty and proof of reliance by Lessor hereon;

(b) notice of any of the matters referred to in Section 3 hereof, or any right to consent or assent to any thereof;

(c) any right to the enforcement, assertion or exercise by Lessor against Lessee of any right, power, privilege or remedy conferred upon Lessor in any of the Leases or otherwise;

(d) any requirement of diligence on the part of any person; and

(e) any requirement that Lessee or any other person be joined as a party to any proceeding for the enforcement of any term of any of the Leases.

AIRCRAFT LEASE AGREEMENT	D-80

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 5. Subrogation. Guarantor shall be subrogated to any rights of Lessor against Lessee in respect of which a payment shall be made by Guarantor hereunder; provided, however, that Guarantor shall not enforce or attempt to enforce such rights until such time as the Guaranteed Obligations at issue have been discharged in full.

Section 6. Lessor’s Remedies. Each and every remedy of Lessor under or with respect to this Guaranty shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder, or under each of the Leases, or now or hereafter existing at law or in equity; provided, however, that Lessor shall not be entitled to any double recovery.

Section 7. Representations and Warranties. Guarantor hereby represents and warrants to Lessor that the following statements are true and correct as of the date of this Guaranty:

7.1. Guarantor is a corporation duly organized, validly existing and in good standing under the laws of Germany.

7.2. Guarantor has the corporate power and authority to enter into this Guaranty. The making, execution and performance of this Guaranty by Guarantor has been duly authorized by all necessary corporate action, this Guaranty has been duly executed and delivered by Guarantor and this Guaranty constitutes the valid and binding obligation of Guarantor, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors rights generally, including, without limitation, fraudulent conveyance laws, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, whether considered in a proceeding in equity or at law.

7.3. The execution, delivery and performance of this Guaranty: (a) does not violate any provision of any existing law or regulation binding on Guarantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on Guarantor, or the charter or bylaws of, or any securities issued by Guarantor, or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which Guarantor is a party or by which Guarantor or any of its assets may be bound, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of Guarantor, and (b) will not result in the creation or imposition of any encumbrance on any of Guarantor’s property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking. No consent, license, approval, order or authorization of, or registration, filing, or declaration with, any governmental authority is required to be obtained by Guarantor, and no consent of any third party is required to be obtained by Guarantor, in connection with the execution, delivery and performance of this Guaranty or the taking of the actions contemplated hereby, except for consents, authorizations, filings and notices that have been obtained or made. There is no order or action pending or, to the knowledge of Guarantor, threatened against Guarantor, in either case as of the date of this Guaranty, that individually or when aggregated with one or more other actions has or would reasonably be expected to have a material adverse effect on Guarantor’s ability to perform this Guaranty.

AIRCRAFT LEASE AGREEMENT	D-81

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 8. Expiry. This Guaranty and all guaranties, covenants and agreements of Guarantor contained herein are valid and shall continue in full force and effect until such time as all of the Guaranteed Obligations, including expenses that the Guarantor is obligated to pay pursuant to Section 9 hereof, are paid finally and irrevocably in full. Notwithstanding the foregoing, all of the Guarantor’s obligations under this Guaranty shall terminate absolutely, whether or not this Guaranty has been returned to the Guarantor by the Lessor, to the extent that Lessor has not made a demand for payment under this Guaranty prior to six (6) months after the last Return (as defined in the Leases) of each of the aircraft under the Leases.

Section 9. Expenses. Guarantor shall pay to Lessor on demand each cost and expense (including, without limitation, attorneys’ fees) hereafter incurred by Lessor in endeavoring to enforce any obligation of Guarantor pursuant to this Guaranty or to preserve or exercise any right or remedy against Guarantor pursuant to this Guaranty or arising as a result of this Guaranty; provided, however, in connection with any legal action Lessor shall not be entitled to such costs or expenses if Lessor does not prevail.

Section 10. Amendments. The terms of this Guaranty may not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by Guarantor and Lessor.

Section 11. Applicable Law. This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

Section 12. Section Headings. The section headings are inserted for convenience only and are not to be construed as part of this Guaranty.

Section 13. Notices. All notices and other communications to be made or given pursuant to this Guaranty shall be made or given in the manner provided in Section 20.11 of each of the Leases, if to Guarantor, to the following location:

Deutsche Post AG
Headquarters
Charles de Gaulle Strasse 20
53113 Bonn
Germany
Attention: Head of Corporate Finance

Section 14. Assignment. Guarantor may not assign this Guaranty, and its rights and obligations hereunder, without the prior written consent of Lessor, which consent shall not be unreasonably withheld. This Guaranty may not be transferred or assigned by Lessor without the prior written consent of Guarantor; provided that Lessor may transfer and assign this Guaranty to any Affiliate (as defined in the Leases) of Lessor without Guarantor’s prior consent.

Section 15. Successor. This Guaranty is binding upon any successor to Guarantor.

AIRCRAFT LEASE AGREEMENT	D-82

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 16. No Other Writing. This writing is intended by the parties as the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of their agreement with respect thereto.

AIRCRAFT LEASE AGREEMENT	D-83

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty by its duly authorized officer as of the date first above written.

DEUTSCHE POST AG

By:

Its:

Title:

By:

Its:

Title:

ACCEPTED AND AGREED:

CARGO AIRCRAFT MANAGEMENT, INC.

By:

Its:

Title:

AIRCRAFT LEASE AGREEMENT	D-84

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

APPENDIX J

to

AIRCRAFT LEASE AGREEMENT (MSN                     )

FORM OF LESSOR GUARANTY

[See Attached]

AIRCRAFT LEASE AGREEMENT	D-85

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

GUARANTY

This Guaranty (this “Guaranty”) is entered into as of                      , 2010 by Air Transport Services Group, Inc., a Delaware corporation (“Guarantor”), in favor of DHL Network Operations (USA), Inc., an Ohio corporation (“Lessee”).

RECITALS

WHEREAS, Cargo Aircraft Management, Inc. (“Lessor”), as lessor, and Lessee, as lessee, have entered into (or contemplate entering into) nine (9) separate lease agreements with respect to the lease of Boeing model 767-2         aircraft bearing manufacturer’s serial numbers             ,             ,             ,             ,             ,             ,             ,             ,             (which, together with any additional lease agreements entered into between Lessor and Lessee for the lease of any other Boeing model 767-200PTF aircraft, shall be collectively referred to herein as the “Leases”); and

WHEREAS, Guarantor owns (either directly or indirectly) all of the capital stock of Lessor: and

WHEREAS, in consideration for certain financial and other concessions in the Leases, Guarantor is willing to guarantee the performance of Lessor’s payment obligations under the Leases (to the extent that such payment obligations arise);

NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

Section 1. Definitions. The definitions set forth in the above Recitals are hereby incorporated as if fully set forth in this Section 1.

Section 2. Guaranty. Guarantor, as a primary obligor and not as surety, hereby guarantees, without any setoff or other deduction, to Lessee the due, punctual and full payment of all of Lessor’s payment obligations under each and all of the Leases when and as the same shall become due and payable by Lessor in accordance with the terms thereof, without regard to how such payment obligations are described or characterized in each of the Leases (with all of the obligations, covenants, terms, conditions, undertakings and liabilities described in this Section 2 collectively referred to as the “Guaranteed Obligations”).

This Guaranty is continuing, irrevocable, absolute and unconditional and a guaranty of payment and not of collectibility, and is in no way conditioned or contingent upon any attempt to collect from or enforce performance or compliance by Lessor or the exercise or assertion of any other right or remedy to which Lessee is or may be entitled under or in connection with the Leases. If for any reason whatsoever Lessor shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable in accordance with the terms of any of the Leases, Guarantor will promptly pay or cause to be paid such amounts under the terms of such Leases.

AIRCRAFT LEASE AGREEMENT	D-86

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Notwithstanding anything to the contrary herein, the maximum amount recoverable under this Guaranty is limited to [*] United States Dollars (US$[*]) with respect to each of the Leases in effect from time to time per each such Lease, plus expenses as set forth in Section 9 hereof.

Section 3. Character of Obligations of Guarantor. Subject to the provisions of Section 8 hereof, the obligations of Guarantor set forth in this Guaranty shall remain in full force and effect until payment of the Guaranteed Obligations in full, and shall not be released, discharged or in any way affected by any of the following:

(a) any amendment, modification, addition, deletion or supplement to or of or other change in the Guaranteed Obligations or any of the Leases;

(b) any failure, omission or delay on the part of Lessor to conform or comply with any term of any of the Leases;

(c) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, dissolution, winding up or similar proceeding with respect to Lessor; or

(d) any merger or consolidation of Lessor or Guarantor into or with any other corporation, or any other corporate change in Lessor or Guarantor, or any sale, lease or transfer of any of the assets of Lessor or Guarantor to any other person, or any change in the ownership of any shares of capital stock of Lessor or Guarantor.

Section 4. Waiver and Agreement. Guarantor waives any and all notice of the creation, modification, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by Lessee upon this Guaranty or acceptance of this Guaranty, and the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty. Guarantor unconditionally waives, to the extent permitted by applicable law:

(a) acceptance of this Guaranty and proof of reliance by Lessee hereon;

(b) notice of any of the matters referred to in Section 3 hereof, or any right to consent or assent to any thereof;

(c) any right to the enforcement, assertion or exercise by Lessee against Lessor of any right, power, privilege or remedy conferred upon Lessee in any of the Leases or otherwise;

(d) any requirement of diligence on the part of any person; and

(e) any requirement that Lessor or any other person be joined as a party to any proceeding for the enforcement of any term of any of the Leases.

Section 5. Subrogation. Guarantor shall be subrogated to any rights of Lessee against Lessor in respect of which a payment shall be made by Guarantor hereunder; provided, however, that Guarantor shall not enforce or attempt to enforce such rights until such time as the Guaranteed Obligations at issue have been discharged in full.

AIRCRAFT LEASE AGREEMENT	D-87

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 6. Lessee’s Remedies. Each and every remedy of Lessee under or with respect to this Guaranty shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder, or under each of the Leases, or now or hereafter existing at law or in equity; provided, however, that Lessee shall not be entitled to any double recovery.

Section 7. Representations and Warranties. Guarantor hereby represents and warrants to Lessee that the following statements are true and correct as of the date of this Guaranty:

7.1. Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

7.2. Guarantor has the corporate power and authority to enter into this Guaranty. The making, execution and performance of this Guaranty by Guarantor has been duly authorized by all necessary corporate action, this Guaranty has been duly executed and delivered by Guarantor and this Guaranty constitutes the valid and binding obligation of Guarantor, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors rights generally, including, without limitation, fraudulent conveyance laws, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, whether considered in a proceeding in equity or at law.

7.3. The execution, delivery and performance of this Guaranty: (a) does not violate any provision of any existing law or regulation binding on Guarantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on Guarantor, or the charter or bylaws of, or any securities issued by Guarantor, or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which Guarantor is a party or by which Guarantor or any of its assets may be bound, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of Guarantor, and (b) will not result in the creation or imposition of any encumbrance on any of Guarantor’s property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking. No consent, license, approval, order or authorization of, or registration, filing, or declaration with, any governmental authority is required to be obtained by Guarantor, and no consent of any third party is required to be obtained by Guarantor, in connection with the execution, delivery and performance of this Guaranty or the taking of the actions contemplated hereby, except for consents, authorizations, filings and notices that have been obtained or made. There is no order or action pending or, to the knowledge of Guarantor, threatened against Guarantor, in either case as of the date of this Guaranty, that individually or when aggregated with one or more other actions has or would reasonably be expected to have a material adverse effect on Guarantor’s ability to perform this Guaranty.

Section 8. Expiry. This Guaranty and all guaranties, covenants and agreements of Guarantor contained herein are valid and shall continue in full force and effect until such time as all of the Guaranteed Obligations, including expenses that the Guarantor is obligated to pay

AIRCRAFT LEASE AGREEMENT	D-88

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

pursuant to Section 9 hereof, are paid finally and irrevocably in full. Notwithstanding the foregoing, all of the Guarantor’s obligations under this Guaranty shall terminate absolutely, whether or not this Guaranty has been returned to the Guarantor by Lessee, to the extent that Lessee has not made a demand for payment under this Guaranty prior to six (6) months after the last Return (as defined in the Leases) of each of the aircraft under the Leases.

Section 9. Expenses. Guarantor shall pay to Lessee on demand each cost and expense (including, without limitation, attorneys’ fees) hereafter incurred by Lessee in endeavoring to enforce any obligation of Guarantor pursuant to this Guaranty or to preserve or exercise any right or remedy against Guarantor pursuant to this Guaranty or arising as a result of this Guaranty; provided, however, in connection with any legal action Lessee shall not be entitled to such costs or expenses if Lessee does not prevail.

Section 10. Amendments. The terms of this Guaranty may not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by Guarantor and Lessee.

Section 11. Applicable Law. This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

Section 12. Section Headings. The section headings are inserted for convenience only and are not to be construed as part of this Guaranty.

Section 13. Notices. All notices and other communications to be made or given pursuant to this Guaranty shall be made or given in the manner provided in Section 20.11 of each of the Leases, if to Guarantor, to the following location:

Air Transport Services Group, Inc.
145 Hunter Drive
Wilmington, Ohio 45177
Facsimile: 937-382-2452
Attention: Joseph Payne, Senior Vice President, Corporate General Counsel and Secretary
E-Mail: Joe.Payne@atsginc.com

Section 14. Assignment. Guarantor may not assign this Guaranty, and its rights and obligations hereunder, without the prior written consent of Lessee, which consent shall not be unreasonably withheld. This Guaranty may not be transferred or assigned by Lessee without the prior written consent of Guarantor; provided that Lessee may transfer and assign this Guaranty to any Affiliate (as defined in the Leases) of Lessee without Guarantor’s prior consent.

Section 15. Successor. This Guaranty is binding upon any successor to Guarantor.

Section 16. No Other Writing. This writing is intended by the parties as the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of their agreement with respect thereto.

AIRCRAFT LEASE AGREEMENT	D-89

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty by its duly authorized officer as of the date first above written.

AIR TRANSPORT SERVICES GROUP, INC.

By:

Its:

Title:

ACCEPTED AND AGREED:

DHL NETWORK OPERATIONS (USA), INC.

By:

Its:

Title:

AIRCRAFT LEASE AGREEMENT	D-90

MSN

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

EXHIBIT E

AIR TRANSPORTATION SERVICES AGREEMENT BETWEEN DHL

NETWORK OPERATIONS (USA), INC. AND ABX AIR, INC.

FORM OF SUBLEASE

[See Attachment]

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

AIRCRAFT SUBLEASE AGREEMENT

(MSN                     )

Dated as of

[            ] [    ], 2010

by

DHL NETWORK OPERATIONS (USA), INC. as LESSOR

and

ABX AIR, INC. as LESSEE

Relating to

One Boeing Model 767-2[    ] Aircraft

Serial Number [            ]

U.S. Registration No. N[            ]

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

AIRCRAFT SUBLEASE AGREEMENT (MSN                     )

This Aircraft Sublease Agreement (MSN             ) (this “Sublease”) is made as of this [    ]th day of [            ] 2010 by and between DHL Network Operations (USA), Inc., an Ohio corporation (“DHL” or “Lessor”) and ABX Air, Inc., a Delaware corporation (“ABX” or “Lessee”).

RECITALS

WHEREAS, DHL, as lessee, entered into that certain Aircraft Lease Agreement dated as of [            ] [            ], 2010, with [Cargo Aircraft Management, Inc., a Florida corporation] (the “Prime Lessor”), as lessor, with respect to the lease of the aircraft, engines and related equipment more fully described in Exhibit “A” to this Sublease (collectively, the “Aircraft”), to which lease reference is hereby made as if the same were herein set forth at length (the “Prime Lease”); and

WHEREAS, the parties hereto have agreed that Lessor shall sublet the Aircraft to Lessee, subject to the terms, conditions and limitations set forth below.

IT IS THEREFORE AGREED

1. Term. Lessor hereby leases the Aircraft to Lessee for a term of eighty-four (84) months commencing [            ] [        ], 2010 and terminating on [            ] [        ], 2017, unless sooner terminated in accordance herewith (the “Term”).

2. Early Termination. Notwithstanding the terms of Section 1 above, this Sublease shall terminate concurrently with the removal or termination of the Aircraft from that certain Air Transportation Services Agreement between DHL and ABX dated as April 1, 2010 (the “Air Transportation Services Agreement”).

3. Rent. Lessee shall pay to Lessor as rent (“Rent”), the rent and all additional rent and other charges of whatsoever kind which Lessor is obligated to pay to the Prime Lessor during the Term of this Sublease, at the times and in the manner of payment described in the Prime Lease. Without limiting the foregoing, to the extent that the Prime Lease requires the payment of rent, additional rent and other charges by Lessor in advance, Lessee shall make such payments to Lessor in advance. In addition, if requested by Lessor, and agreed to by Lessee, Lessee shall make payment of Rent directly to the Prime Lessor.

4. Use. The Aircraft shall only be used in accordance with the terms, conditions and restrictions of the Prime Lease.

5. Assignment, subletting. Lessee shall neither assign this Sublease nor further sublet the Aircraft without Lessor’s prior written consent.

6. Rent Escalation and Other Charges. If Lessor shall be charged for additional rent or other sums pursuant to the provisions of the Prime Lease, including, without limitation, any provisions therein calling for rent escalation, payment of airframe, engine or other maintenance

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

reserves, deposits, taxes, insurance, maintenance, repair, reconfiguration, delivery and redelivery costs, which rent charges or cost arise during the Term or in relation to this Sublease, then Lessee shall be liable to Lessor for the same and shall make payment to Lessor on demand.

7. Relation to Prime Lease. This Sublease is subject and subordinate to the Prime Lease. Except as may be inconsistent with the terms hereof, all the terms, covenants and conditions contained in the Prime Lease shall be applicable to this Sublease with the same force and effect as if Lessor were the Prime Lessor and Lessee were the lessee thereunder; and in the case of any breach hereof by Lessee, Lessor shall have all the rights against Lessee as would be available to the Prime Lessor under the Prime Lease if such breach were by the lessee thereunder; provided, however, that (i) Lessee may not fail to technically accept the Aircraft under the Lease if Lessor (as lessee) has technically accepted the Aircraft under the Prime Lease; (ii) Lessee’s return obligation under this Lease shall be to return the Aircraft to Lessor in “as is, where-is” condition; and (iii) in the event that Lessor (as lessee) under the Prime Lease is refunded an amount constituting a Basic Rent Credit, Lessee shall not be entitled to such amount under this Sublease. Notwithstanding any of the foregoing provisions of this Section 7, nothing in this Sublease shall act to shift from Lessor to Lessee, or vice versa, any of the financial obligations assumed by Lessor (as lessee) and Prime Lessor (as lessor) under the Prime Lease.

8. Services, Rights, Warranties. Lessee leases the Aircraft in its “as is, where is” condition. Notwithstanding anything to the contrary herein, the only services, rights, or warranties to which the Lessee is entitled hereunder are those to which the Lessor is entitled under the Prime Lease (as the “lessee” thereunder).

9. Indemnification. Lessee shall neither do, nor permit anything to be done which would cause the Prime Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in the Prime Lessor under the Prime Lease, and Lessee shall indemnify and hold Lessor harmless from and against all claims of any kind whatsoever by reason of any breach or default on the part of Lessee by reason of which the Prime Lease may be terminated or forfeited.

10. Representations of Lessee. Lessee represents that (1) it has read and is familiar with the terms of the Prime Lease; (2) that it is a corporation organized and existing in good standing under Delaware law and has the corporate power and authority to carry on its business and to perform all of its obligations hereunder and is the holder of all necessary licenses to permit it to engage in air transportation; (3) that this Sublease has been duly authorized and executed by Lessee, and that the execution, delivery and performance of this Sublease by Lessee does not violate any law or agreement applicable to Lessee or result in the creation of any lien charge or encumbrance on Lessee’s property.

11. Representations of Lessor. Lessor represents (1) that it is a corporation organized and existing in good standing under the laws of the State of Ohio and has the corporate power and authority to carry on its business and to perform all of its obligations hereunder and (2) that this Sublease has been duly authorized and executed by Lessor and that the execution, delivery and performance of this Sublease by Lessor does not violate any law or agreement applicable to Lessor or result in the creation of any lien charge or encumbrance on Lessor’s property.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

12. Entire Agreement. With respect to the subject matter of this Sublease, all prior understandings and agreements between the parties are merged within this Sublease, which alone fully and completely sets forth the understanding of the parties; and this Sublease may not be changed or terminated orally or in any manner other than by an agreement in writing and signed by the party against whom enforcement of the change or termination is sought.

13. Notices. All demands, notices, technical reports and other communications hereunder shall be given in English and in writing and shall be deemed to have been duly given when personally delivered, sent by facsimile or e-mail, or delivered by an internationally-recognized courier service to either party to the address of that party set forth below. A copy of any notice provided by facsimile or by e-mail shall also be provided by means of an internationally-recognized express courier service, sent on the same day as the transmission of the facsimile or e-mail copy of such notice, provided, however, that the date and time of the subject facsimile or e-mail delivery of that notice shall be controlling.

If to Lessor:

DHL Network Operations (USA), Inc.

1210 South Pine Island Road, 1st Floor

Plantation, Florida 33324

Attention: Jon Olin – EVP, General Counsel & Secretary

E-Mail: Jon.Olin@dhl.com

Facsimile: (954) 626-1794

With a copy to:

DHL Network Operations (USA), Inc.

1210 South Pine Island Road, 5th Floor

Plantation, Florida 33324

Attention: Neil Ferguson – Senior Vice President

E-Mail: Neil.Ferguson@dhl.com

Facsimile: (954) 626-1640

And if to Lessee as follows:

ABX Air, Inc.

145 Hunter Drive

Wilmington, Ohio 45177

Facsimile:    937-382-2452

Attention:    W. Joseph Payne, Vice President, General Counsel and Secretary

E-Mail:    Joe.Payne@atsginc.com

Either party may, by notice in writing, direct that future notices or demands be sent to a different address.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

14. Binding Nature. The covenants and agreements herein contained shall bind and inure to the benefit of Lessor, the Lessee and their respective executors, administrators, successors and assigns.

15. Governing Law. It is the intent of the parties hereto that all questions with respect to the construction of this Sublease and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the State of New York.

16. Filing with FAA. This Sublease shall be filed for recordation with the Federal Aviation Administration contemporaneously with the filing of the Prime Lease.

[Signature page immediately follows]

IN WITNESS WHEREOF, the parties hereto have executed this Aircraft Sublease Agreement (MSN             ) as of the day and year first herein written.

DHL NETWORK OPERATIONS (USA), INC.

By:

Name:

Title:

ABX AIR, INC.

By:

Name:

Title:

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

EXHIBIT “A”

to

AIRCRAFT SUBLEASE AGREEMENT

(MSN                     )

DESCRIPTION OF AIRCRAFT

1. Description of Airframe

Manufacturer	Model and Configuration	Serial Number	Most Recent Registration Number	Number and Type of Engines

2. Description of Engines

Manufacturer	Model	Serial Number

*	All of the listed Engines are more than 550 rated horsepower or the equivalent

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

EXHIBIT F

AIR TRANSPORTATION SERVICES AGREEMENT BETWEEN DHL NETWORK

OPERATIONS (USA), INC. AND ABX AIR, INC.

TRANSITION FLEET

	U.S. Registration	Manufacturer’s Serial Number	767-200 Series
		Base Fleet

1	787	23020	PTF

2	794	23144	PTF

3	793	23143	PTF

4	752	23434	SF

5	792	23142	SF

6	797	23147	SF

7	798	23431	SF

		Bridging Aircraft (1)

8	*	*	SF or PTF

9	*	*	SF or PTF

10	*	*	SF or PTF

11	*	*	SF or PTF

		PC Aircraft (2)

12	*	*	PC

13	*	*	PC

(1)	ABX may substitute Bridging Aircraft in its discretion from time to time.
(2)	These Boeing 767-200PC Series Aircraft are each equipped with a non-standard cargo door.

F-1

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

EXHIBIT G

AIR TRANSPORTATION SERVICES AGREEMENT BETWEEN DHL NETWORK

OPERATIONS (USA), INC. AND ABX AIR, INC.

FLIGHT SCHEDULE

Section 1. Number of Aircraft. ABX shall operate a total of thirteen (13) Aircraft on an exclusive basis, as set forth herein, in performing the Services pursuant to the Flight Schedule set forth in this Exhibit.

Section 2. Weekly Base Rate and Weekly Variable Rate. Effective on April 1, 2010 the Weekly Base Rate and Weekly Variable Rate for the Flight Schedule set forth in this Exhibit shall be as follows:

Weekly Base Rate: [*] U.S. Dollars (U.S. $[*])

Weekly Variable Rate: [*] U.S. Dollars (U.S. $[*])

The Weekly Base Rate and Weekly Variable Rate shall be subject to adjustment from time to time in accordance with Exhibit H of this Agreement.

Section 3. Flight Schedule. The following Flight Schedule shall be effective on April 1, 2010:

DHL NETWORK OPERATIONS (USA), INC.		ABX AIR, INC.

BY:	/s/ Neil Ferguson	BY:	/s/ Joseph C. Hete

NAME:	Neil Ferguson	NAME:	Joseph C. Hete

TITLE:	Senior VP	TITLE:	CEO

DATE:	29/3/10	DATE:	3/29/10

G-1

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

EXHIBIT H

AIR TRANSPORTATION SERVICES AGREEMENT BETWEEN DHL NETWORK

OPERATIONS (USA), INC. AND ABX AIR, INC.

PRICE FOR SERVICES

Section 1. Adjustment of Weekly Base Rate.

(a) The Weekly Base Rate will be adjusted from time to time in accordance with the Aircraft/Flight Crew Table attached to this Exhibit, based on increases or decreases in (i) the number of Aircraft being operated pursuant to the Flight Schedule, effective as of the date that ABX begins or ceases operating such Aircraft in accordance with the Flight Schedule, and (ii) the number of Flight Crews being utilized pursuant to the Flight Schedule, effective as of the date that such Flight Crews are added to or deleted from the Flight Schedule.

(b) The Weekly Base Rate, the components of which are set forth in the Weekly Base Rate Table attached to this Exhibit, and the rates contained in the Aircraft/Flight Crew Table attached to this Exhibit will also be adjusted in accordance with the following:

(i) That portion of the Weekly Base Rate and the rates contained in the Aircraft/Flight Crew Table constituting the wages and benefits paid to ABX’s Flight Crews will be adjusted annually in accordance with the following, effective on January 1 of each year, commencing January 1, 2011:

(A) Effective as of January 1 of each calendar year, the wages paid to ABX’s Flight Crews will be escalated at the rate of [*] percent ([*]%) ([*] percent ([*]%) during the first year of the Mandatory Renewal Period); and

(B) Effective as of January 1 of each calendar year, the benefits paid to ABX’s Flight Crews will be escalated at the rate of [*] percent ([*]%).

(ii) The Weekly Base Rate and the rates contained in the Aircraft/Flight Crew Table, other than that portion of the rates constituting the wages and benefits paid to ABX’s Flight Crews, will be adjusted on April 1 of each Contract Year, commencing April 1, 2011:

(A) Effective as of April 1, 2011, such rates will be escalated [*] percent ([*]%) plus [*] Dollars ($[*]);

(B) Effective as of April 1, 2012; such rates will be escalated [*] percent ([*]%); and

(C) Effective as of April 1 for each year thereafter, such rates will be adjusted in accordance with the following formula:

N= P*X/Y

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Where:

N = the applicable rate in effect for the new Contract Year;

P = the applicable rate in effect for the previous Contract Year;

X = United States Bureau of Labor Statistics [*], as posted for the month of February immediately preceding the anniversary of the Contract Year; and

Y = United States Bureau of Labor Statistics [*], as posted for the month of February one year prior to the month of February utilized in “X” above (or “X” from the previous Contract Year’s calculation);

provided, however, that (a) where X/Y (X divided by Y) is greater than [*] (i) the amount of such increase in excess of [*] up to [*] will be reduced by [*] percent ([*]%) and (ii) any amount in excess of [*] will not be reduced, and (b) where X/Y (X divided by Y) is less than [*], there shall be no adjustment.

(c) The Weekly Base Rate and the rates contained in the Aircraft/Flight Crew Table attached to this Exhibit will also be subject to adjustment based on (a) changes in the laws, rules or regulations of the DOT, FAA or TSA or (b) in the interpretation, application, or applicability of those laws, rules or regulations (each, a “Supervening Law Change”), which, in any case, individually or cumulatively increases by more than [*] percent ([*]%) at any time and from time to time during the Term, the costs incurred by ABX in performing the Services. The Parties will reasonably agree upon the amount of such adjustment, which will become effective on the date that the costs incurred by ABX arising from a Supervening Law Change, whether individually or in combination with one or more prior Supervening Law Changes, increases by more than [*] percent ([*]%) the costs incurred by ABX in performing the Services.

2. Weekly Variable Rate. DHL and ABX, upon the request of either Party, will mutually and reasonably agree upon an adjustment to the Weekly Variable Rate (i) in order to reflect changes in the power-by-the-hour rates under the Delta Engine Agreement and Delta Component Agreement or changes in the cost-per-landing rates under Bridgestone Agreement, or any successor to those agreements, provided that those agreements will not be amended or terminated by ABX during the Term without the consent of DHL, which consent will not be unreasonably withheld, conditioned or delayed; and (ii) in the event of an amendment to the Flight Schedule set forth in Exhibit G, in order to more closely reflect the costs that are likely to be incurred each week based on the power-by-the-hour rates under the Delta Engine Agreement and Delta Component Agreement or changes in the cost-per-landing rates under Bridgestone Agreement, or any successor to those agreements, arising from changes in the number of flight hours or cycles.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

3 Additional Provisions Applicable to Amendment of Flight Schedule.

(a) DHL will reimburse ABX for any additional reasonable, documented costs incurred by ABX arising from an amendment to the Flight Schedule, which costs shall be considered Reimbursable Expenses and shall be payable by DHL according to the procedure set forth in Section 7.4. These costs may include the reasonable, documented costs incurred in terminating or relocating its operations, including moving expenses, trash removal, the termination of phone and internet services, employee severance and relocation expenses in accordance with ABX’s standard policies and procedures, landing fee reconciliations, and the termination of lease, use and fuel consortium arrangements that were entered into prior to the Effective Date or at the request of DHL during the Term. ABX will provide DHL with a non-binding estimate of such costs prior to affecting such amendment to the Flight Schedule. Further, DHL and ABX agree to use their commercially reasonable efforts to plan and work together to minimize the costs likely to be incurred arising from an amendment to the Flight Schedule.

(b) The Weekly Base Rate includes the provision of spare engines and aircraft parts, as necessary, for the number of Aircraft operated by ABX on behalf of DHL under this Agreement, in accordance with the Base Schedule, as of the Effective Date. In the event that DHL requests an amendment to the Flight Schedule that will result in an increase in the number of Aircraft, then, in conjunction therewith, the Parties shall negotiate an amendment to this Agreement that reasonably compensates ABX with respect to any capital expenditures for additional spare engines or aircraft parts and any other costs associated therewith, and mitigates against any deleterious impact on the Arrival Performance.

4. Additional Provisions Applicable to Temporary Schedule Changes. DHL will reimburse ABX for any additional reasonable, documented costs incurred by ABX arising from a Temporary Schedule Change, which costs shall be considered Reimbursable Expenses and shall be payable by DHL according to the procedure set forth in Section 7.4. ABX will provide DHL with a non-binding estimate of such costs prior to the affecting such Temporary Schedule Change. DHL shall not require any Temporary Schedule Change that unreasonably disrupts ABX’s ability to perform scheduled maintenance on the Aircraft.

5. Positioning; De-positioning. DHL shall reimburse ABX for the initial positioning of each Aircraft at the commencement of the Term and in conjunction with an Amendment to the Flight Schedule in accordance with Section 3.8(b), and for the final de-positioning of each Aircraft in conjunction with an amendment to the Flight Schedule in accordance with Section 3.8(b) and the expiration or termination of this Agreement, provided that ABX shall be responsible for any positioning or de-positioning of the Aircraft to the extent that the location of the Aircraft is not attributable to the performance of the Services hereunder.

6. Indexation Information. ABX shall provide for DHL’s review all indexation rates agreed between ABX and its counterparties for: (i) Flight Crew (based on the collective bargaining agreement) for crew wages and for crew benefits; (ii) power-by-the-hour rates under the Delta Engine Agreement and Delta Component Agreement and the cost-per-landing rates under the Bridgestone Agreement.

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

AIRCRAFT/CREW FLIGHT TABLE

[*]

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

WEEKLY BASE RATE COMPONENT TABLE

First Contract Year
	Annual			Week
Weekly Base Rate Charges
ABX Flight Crew Wages and Taxes [1]	$	[	*]

ABX Flight Crew Benefits [2]	$	[	*]
Other Charges [3]	$	[	*]

Total Weekly Base Rate	$	[	*]	$	[	*]

Weekly Variable Rate Charges
Engine PBH , Rotable Component PBH and Tires PBC [4]	$	[	*]	$	[	*]

Total Compensation	$	[	*]	$	[	*]

[1]	Subject to the escalation provisions of Section 1(b)(i)(A) of Exhibit H
[2]	Subject to the escalation provisions of Section 1(b)(i)(B) of Exhibit H
[3]	Subject to the escalation provisions of Section 1(b)(ii) of Exhibit H
[4]	Pass through charges. Subject to the escalation provisions of Section 2 of Exhibit H

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

EXHIBIT I

AIR TRANSPORTATION SERVICES AGREEMENT BETWEEN DHL NETWORK

OPERATIONS (USA), INC. AND ABX AIR, INC.

FUEL POLICIES AND PROCEDURES

Section 1. DHL will be responsible for ensuring that a sufficient supply of fuel and into-plane services are provided to ABX while operating all flights in the DHL system pursuant to the Flight Schedule.

Section 2. The application of the fuel policies and procedures set forth in this Exhibit I shall be subject to the requirements of the Federal Aviation Regulations and to the operational authority of the pilot in command to conduct each flight of an Aircraft in a safe and lawful manner.

Section 3. Supply of Fuel and Fuel Services – DHL Responsibility. DHL will provide ABX with a fuel service provider list for scheduled and off-route locations. Use of fuel service providers other than those listed is not authorized without prior approval of DHL. In the event ABX uses a fuel service provider not on the DHL fuel service provider list, ABX agrees to compensate DHL for the difference between amount billed and DHL’s price.

Section 4. Supply of Fuel and Fuel Services – ABX Responsibility. DHL will not be responsible for providing fuel and fuel services to flights that are ABX’s responsibility. ABX will compensate DHL for any fuel purchased by DHL that ABX uses for Supplemental Flying or other flights or activity not related to the Services.

Section 5. Fuel Optimization. DHL and ABX will work together to develop reasonable plans and programs to maximize ABX’s fuel efficiency and minimize DHL’s fuel cost in ABX’s operations for DHL hereunder.

Section 6. Fuel Tankering. ABX will reasonably cooperate with DHL in seeking to maximize fuel purchases at particular locations in order to avoid paying a higher price at down-line locations (also referred to as “fuel tankering”). DHL will provide ABX with fuel cost information to assist ABX in identifying fuel tankering opportunities.

Section 7. Fuel Burn Optimization – In-flight Operations. ABX agrees to maintain operating policies that minimize excessive fuel burns while in flight.

Section 8. Fuel Service Coordination. To ensure on-time service performance and billing accountability, ABX agrees to adhere to the following procedures:

(a) ABX is responsible for daily coordination with fuel service providers. This includes notification of schedule departures and fuel load requirements.

(b) At through cities, ABX shall contact the fuel service provider in range to notify such provider of the estimated time of arrival and fuel load. Fuel service provider should be advised that ABX is operating a flight for the DHL system in order to ensure billing accuracy.

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Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(c) ABX is responsible for ensuring that fueling is done consistent with ABX and FAA fueling procedures and an authorized representative is present during all fueling operations.

Section 9. Fuel Ticket Documentation. ABX flight crewmember(s) or mechanic(s) present at time of fueling is/are responsible for ensuring accuracy of fuel tickets. This includes the following:

(a) Date , tail number, flight number and U.S. gallon amounts must be noted.

(b) Quantity of fuel delivered should be verified against gauge readings; any quantity discrepancies shall be validated by ABX flight crewmember(s) or mechanic(s) prior to flight.

(c) Copy of each refuel and de-fuel ticket will be returned with the flight paperwork and retained by ABX for a period of ninety (90) days.

(d) Quantities in liters will be converted to gallons using 3.7853 liters per gallon.

Section 10. Incident Reporting. ABX representatives must document, in writing, incidents involving fuel service companies and in accordance with all state and federal reporting guidelines.

(a) In the event an incident involves loss of fuel, the quantity of fuel lost should be estimated and recorded on the incident report.

(b) A copy of all reports must be submitted to DHL within twenty-four (24) hours.

(c) Cost of fuel and cleanup expenses will be billed back to ABX if it is determined the cause of the spill was related to an act or omission of ABX.

Section 11. Fueling Manuals.

(a) ABX is responsible for ensuring current fueling manuals are provided to all DHL fuel service providers.

(b) ABX is responsible for ensuring DHL fuel service providers perform into-plane fuel service and fuel quality control in accordance with ABX’s fueling procedures.

(c) ABX agrees to promptly notify DHL of any non-compliance issues involving a fuel service provider.

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Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 12. Carrier Audits of Fuel Service Provider. In accordance with ABX’s quality control fueling manuals, ABX is responsible for training and auditing DHL fuel service providers for fuel service and quality control. ABX agrees to provide DHL with a schedule of such audits, and provide a post audit report documenting the results of the audits, including any non-compliance findings and corrective actions required.

Section 13. Material Safety Data Sheets.

(a) DHL will be responsible for securing Material Safety Data Sheets and forwarding them to ABX.

(b) ABX is responsible for ensuring documents are distributed to appropriate ABX personnel.

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Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

EXHIBIT J

AIR TRANSPORTATION SERVICES AGREEMENT BETWEEN DHL NETWORK

OPERATIONS (USA), INC. AND ABX AIR, INC.

ABX OWNED AIRCRAFT HANDLING EQUIPMENT

[See Attachment]

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

[*]

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

[*]

Initials:  ABX:                     DHL:

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

EXHIBIT K

AIR TRANSPORTATION SERVICES AGREEMENT BETWEEN DHL NETWORK

OPERATIONS (USA), INC. AND ABX AIR, INC.

REIMBURSABLE EXPENSES

Section 3.2(b)	767 PTF Sublease
Section 3.3	767 SF Sublease
Section 3.6(c)	Other DHL Aircraft Lease/Sublease
Section 5.1(e)	Aircraft Ground Handling Services
Section 5.1(h)	Insurance
Section 5.1(j)	Overflight, Landing Permit, En-Route Navigation and ATC
Section 5.2(a)	Fuel and Deicing Fluids
Section 5.2(e)	Landing/Departure Fees, Aircraft Parking and Ramp Use
Section 5.2(f)	Aircraft Diversions
Section 5.2(g)	Customs/USDA Matters
Section 5.2(h)	Heavy Maintenance
Exhibit H, Section 3	Amendment of Flight Schedule
Exhibit H, Section 4	Temporary Schedule Change
Exhibit H, Section 5	Positioning/De-positioning

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Initials:  ABX:                     DHL: